       As filed with the Securities and Exchange Commission on December 15, 2006
                                                Securities Act File No. 33-41694
                                       Investment Company Act File No. 811-06352

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

           Registration Statement Under The Securities Act Of 1933           |X|

                         Pre-Effective Amendment No.                         |_|

                       Post-Effective Amendment No. 93                       |X|

                                     and/or

       Registration Statement Under The Investment Company Act Of 1940       |X|

                                Amendment No. 104                            |X|
                        (Check appropriate box or boxes)

                              ING SERIES FUND, INC.
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

                                                          With copies to:
          Huey P. Falgout, Jr.                        Philip H. Newman, Esq.
          ING Investments, LLC                         Goodwin Procter, LLP
     7337 E. Doubletree Ranch Road                        Exchange Place
          Scottsdale, AZ 85258                            53 State Street
(Name and Address of Agent for Service)                  Boston, MA 02109

                                   ----------

 It is proposed that this filing will become effective (check appropriate box):

|_|  Immediately upon filing pursuant to paragraph (b)

|_|  On (date), pursuant to paragraph (b)

|_|  60 days after filing pursuant to paragraph (a)(1)

|X|  On February 28, 2007 pursuant to paragraph (a)(1)

|_|  75 days after filing pursuant to paragraph (a)(2)

|_|  on (date), pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                              ING SERIES FUND, INC.
                                 ("Registrant")

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement consists of the following papers and documents:

-    Cover Sheet

-    Contents of Registration Statement

-    Explanatory Note

- Supplement to the Registrant's Global Equity Fund and International Equity Fund dated February 28, 2007

- Registrant's Global Equity Fund's and International Equity Fund's Class A, Class B and Class C Prospectus dated February 28, 2007

- Registrant's Global Equity Fund's and International Equity Fund's Class I Prospectus dated February 28, 2007

- Registrant's Global Equity Fund's and International Equity Fund's Class O Prospectus dated February 28, 2007

- Registrant's Global Equity Fund's and International Equity Fund's Class A, Class B, Class C and Class I Statement of Additional Information ("SAI") dated February 28, 2007

- Registrant's Global Equity Fund's and International Equity Fund's Class O SAI dated February 28, 2007

-    Part C

-    Signature Page

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 93 to the Registration Statement ("Amendment") on Form N-1A for ING Series Fund, Inc. ("Registrant") is being filed under Rule 485(a) under the Securities Act of 1933, as amended, for the purpose of updating the disclosure in compliance with annual updating requirements to the Registrant's Global Equity Fund's and International Equity Fund's Class A, Class B and Class C Prospectus, Class I Prospectus, Class O Prospectus, Class A, Class B, Class C, and Class I Statement of Additional Information ("SAI"), and Class O SAI each dated February 28, 2007.

                              ING SERIES FUND, INC.
                                 ("REGISTRANT")

                       Supplement dated February 28, 2007
    to the Registrant's Global Equity Fund's and International Equity Fund's
     Class A, Class B and Class C Prospectus, Class I Prospectus, and Class O
                     Prospectus each dated February 28, 2007

The Prospectuses for the Registrant are hereby supplemented with the following information relating to "Information Regarding Trading of ING's U.S. Mutual Funds."

INFORMATION REGARDING TRADING OF ING's U.S. MUTUAL FUNDS

As discussed in earlier supplements, ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and
(iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

     - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

     - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

     - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

     - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

     - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

     - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

     - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

     - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

OTHER REGULATORY MATTERS.


The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with a One-Page Disclosure.

In addition, on the same date, these affiliates of Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.


These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

[GRAPHIC]

                                                                      PROSPECTUS

                    PROSPECTUS


                    FEBRUARY 28, 2007


                    CLASS A, CLASS B AND CLASS C

                    GLOBAL EQUITY FUND

                    -    ING GLOBAL SCIENCE AND TECHNOLOGY FUND

                    INTERNATIONAL EQUITY FUND


                    - ING INTERNATIONAL EQUITY FUND (FORMERLY, ING INTERNATIONAL GROWTH FUND)


--------------------------------------------------------------------------------
THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CLASS A, CLASS B AND CLASS C SHARES OF CERTAIN ING FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT:
IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                                                      [ING LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------


[GRAPHIC]   INVESTMENT   These pages contain a              INTRODUCTION TO THE FUNDS                          1
            OBJECTIVE    description of each of our         FUNDS AT A GLANCE                                  2
                         Funds included in this             GLOBAL EQUITY FUND
[GRAPHIC]   PRINCIPAL    Prospectus, including each         ING Global Science and Technology Fund             4
            INVESTMENT   Fund's investment objective,       INTERNATIONAL EQUITY FUND
            STRATEGIES   principal investment               ING International Equity Fund                      6
                         strategies and risks.
[GRAPHIC]   RISKS

                         You'll also find:

                         HOW THE FUND HAS PERFORMED.
[GRAPHIC]   HOW THE      A chart that shows each
            FUND HAS     Fund's financial performance
            PERFORMED    for the past ten years (or since
                         inception, if shorter).

                         WHAT YOU PAY TO INVEST. A list
[GRAPHIC]   WHAT YOU     of the fees and expenses you
            PAY TO       pay -- both directly and
            INVEST       indirectly -- when you invest
                         in a Fund.

                                                            WHAT YOU PAY TO INVEST                             8
                                                            SHAREHOLDER GUIDE                                 10
                                                            MANAGEMENT OF THE FUNDS                           19
                                                            MORE INFORMATION ABOUT RISKS                      21
                                                            DIVIDENDS, DISTRIBUTIONS AND TAXES                24
                                                            FINANCIAL HIGHLIGHTS                              25
                                                            WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS
--------------------------------------------------------------------------------

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

GLOBAL EQUITY FUND

     ING Global Science and Technology Fund seeks long-term growth by investing primarily in foreign and domestic equities of science and technology companies.

     The Fund may be a suitable investment if you:

     -    are investing for the long-term -- at least several years;

     -    are looking for exposure to global markets; and

     - are willing to accept higher risk in exchange for the potential for long-term growth.

INTERNATIONAL EQUITY FUND


     ING International Equity Fund seeks long-term capital growth by investing primarily in foreign equities.


     The Fund may be a suitable investment if you:

     -    are investing for the long-term -- at least several years;

     -    are looking for exposure to international markets; and

     - are willing to accept higher risk in exchange for the potential for long-term growth.

[SIDENOTE]

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the investment strategies and risks.

[GRAPHIC]

If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                     Introduction to the Funds 1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, principal investment strategies and risks, which begin on page 4.


                FUND                                     INVESTMENT OBJECTIVE
                -----------------------------------------------------------------------
GLOBAL EQUITY   ING Global Science and Technology Fund   Long-term capital appreciation
FUND            Adviser: ING Investments, LLC
                Sub-Adviser: BlackRock Advisors, LLC

INTERNATIONAL   ING International Equity Fund            Long-term capital appreciation
EQUITY FUND     Adviser: ING Investments, LLC
                Sub-Adviser: ING Investment
                Management Co.



2 Funds at a Glance                                Introduction to the ING Funds

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                         MAIN RISKS
--------------------------------------------------------------------------------
Equity securities of U.S. and foreign    Price volatility and other risks that
companies in the science and             accompany an investment in equity
technology sectors.                      securities and maintaining a
                                         diversified portfolio focusing on
                                         companies engaged in science and
                                         technology sectors.

Common stocks principally traded in      Price volatility and other risks that
countries outside of the U.S.            accompany an investment in foreign
                                         equities. Sensitive to currency
                                         exchange rates, international
                                         political and economic conditions and
                                         other risks that affect foreign
                                         securities.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                             Funds at a Glance 3

                                                                         ADVISER
                                                            ING Investments, LLC


                                                                     SUB-ADVISER
ING GLOBAL SCIENCE AND TECHNOLOGY FUND                   BlackRock Advisors, LLC

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE [GRAPHIC]

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES [GRAPHIC]

The Fund normally invests 80% of its net assets plus borrowings for investment purposes, if any, in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies defined as such by the Standard Industrial Classification ("SIC") Codes. The Fund may, from time to time, invest more than 25% of its net assets in securities whose issuers are located in a single foreign country. The Fund may invest up to 25% of its net assets in stocks of issuers in countries with emerging securities markets.

The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock, initial public offerings ("IPOs"), and Rule 144A Securities. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in countries with emerging securities markets) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in a number of different countries, including the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include: Application Software, IT Consulting & Services, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers, Wireless Telecommunication Services.

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. government securities and other high-quality debt securities for temporary and defensive purposes. However, when the Fund is engaged in the temporary defensive position, it may not acheive its investment objective.

The Fund may invest in derivative instruments including foreign currency contracts.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.
--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Securities of larger companies sometimes have more stable prices than smaller companies. The Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets. If the Fund invests more than 25% of its assets in securities whose issuers are located in a single foreign country, the Fund would be more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to the changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

INITIAL PUBLIC OFFERINGS ("IPO"s) -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.


RULE 144A SECURITIES -- Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid," although the market for such securities typically is less active than public securities markets and may lead to a decreased ability to sell these securities.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


4 ING Global Science and Technology Fund

                                          ING GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]


The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.



                     YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)


                                     [CHART]

1997
1998
1999
2000
2001   (24.92)
2002   (42.64)
2003    46.74
2004    (1.31)
2005    10.85
2006


            BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:
                      Best: [    ] Quarter [    ]: [    ]%
                     Worst: [    ] Quarter [    ]: ([    ])%

                      AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2006)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A, Class B, and Class C shares' performance to that of two broad measures of market performance -- the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") and the NYSE Arca Tech 100 Index(SM). It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                                            10 YEARS
                                                                                      1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(4)                                                           %                      (2)
Class A Return After Taxes on Distributions(4)                                           %                      (2)
Class A Return After Taxes on Distributions and Sale of Fund Shares(4)                   %                      (2)
S&P 500(R) Index (reflects no deductions for fees, expenses or taxes)(5)                 %                      (6)
NYSE Arca Tech 100 Index(SM) (reflects no deduction for fees, expenses or taxes)(7)      %                      (6)
CLASS B RETURN BEFORE TAXES(8)                                                           %                      (2)
S&P 500(R) Index (reflects no deductions for fees, expenses or taxes)(5)                 %                      (6)
NYSE Arca Tech 100 Index(SM) (reflects no deduction for fees, expenses or taxes)(7)      %                      (6)
CLASS C RETURN BEFORE TAXES(9)                                                           %                      (2)
S&P 500(R) Index (reflects no deductions for fees, expenses or taxes)(5)                 %                      (6)
NYSE Arca Tech 100 Index(SM) (reflects no deduction for fees, expenses or taxes)(7)      %                      (6)



(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser to the Fund. Formerly, ING Investment Management Co. served as the investment adviser. Effective September 30, 2006, BlackRock Advisors, LLC began serving as sub-adviser to the Fund. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.'s investment management businesses combined with that of BlackRock, Inc. to create a new independent company and on September 29, 2006 BlackRock Advisors, Inc. reorganized into BlackRock Advisors, LLC. Prior to September 30, 2006, BlackRock Advisors, Inc. served as sub-adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as the sub-adviser to the Fund.

(2)  Class A, Class B and Class C shares commenced operations on March 1, 2000.

(3) Effective February 17, 2004, the Fund changed its name from ING Technology Fund to ING Global Science and Technology Fund.

(4)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(5) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6) The index returns for Class A, Class B and Class C shares are for the period beginning March 1, 2000.

(7) The NYSE Arca Tech 100 Index(SM) is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different sub-sectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

(8) Reflects deduction of the deferred sales charge of 5.00% and 1.00% for the 1 Year and Life of Class returns, respectively.

(9) Reflects deduction of the deferred sales charge of 1.00% for the 1 Year return.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                        ING Global Science and Technology Fund 5

                                                                         ADVISER
                                                            ING Investments, LLC


                                                                     SUB-ADVISER
ING INTERNATIONAL EQUITY FUND                      ING Investment Management Co.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE [GRAPHIC]

The Fund seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income.

PRINCIPAL INVESTMENT STRATEGIES [GRAPHIC]

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of companies of any size principally traded in a number of different countries outside of the U.S. These securities generally include common stocks as well as securities convertible into common stock.

In managing the Fund, the Sub-Adviser looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for appreciation.

- Invest primarily in established foreign securities markets, although it may invest in countries with emerging securities markets as well.


- Support the fundamental bottom-up research it conducts with internally developed quantitative models to evaluate the financial characteristics of over 1,000 companies. The Sub-Adviser analyzes qualities including cash flows, earnings and dividends, among others, of each company in an attempt to select companies with long-term sustainable growth characteristics and with some perceived value.


The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.


The Fund may invest in derivative instruments, including futures.

The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons,including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.


OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund invests in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


6 ING International Equity Fund

                                                   ING INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]


The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.



                     YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)


                                     [CHART]

1997    14.94
1998    17.87
1999    51.68
2000   (27.71)
2001   (26.02)
2002   (29.96)
2003    31.10
2004    17.00
2005    16.43
2006


            BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:
                      Best: [    ] Quarter [    ]: [    ]%
                     Worst: [    ] Quarter [    ]: ([    ])%

                      AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2006)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A, Class B, and Class C shares' performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East(R) Index ("MSCI EAFE(R) Index"). It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                                     10 YEARS
                                                                             1 YEAR   5 YEARS   (OR LIFE OF CLASS)
                                                                             ------   -------   ------------------
CLASS A RETURN BEFORE TAXES(4)                                                  %                       (3)
Class A Return After Taxes on Distributions(4)                                  %                       (3)
Class A  Return After Taxes on Distributions and Sale of Fund Shares(4)         %                       (3)
MSCI EAFE(R) Index (reflects no deductions for fees, expenses or taxes)(5)
CLASS B RETURN BEFORE TAXES(6)                                                  %                       (3)
MSCI EAFE(R) Index (reflects no deductions for fees, expenses or taxes)(5)      %                       (7)
CLASS C RETURN BEFORE TAXES(8)                                                  %                       (3)
MSCI EAFE(R) Index (reflects no deductions for fees, expenses or taxes)(3)      %                       (9)



(1) Effective March 1, 2002, ING Investments, LLC began serving as Investment Adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser. Prior to March 1, 2002, the Fund did not have a sub-adviser.

(2) Effective on or about February 28, 2007, the Fund changed its name from ING International Growth Fund to ING International Equity Fund.

(3) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class B and Class C shares commenced operations on March 1, 1999 and June 30, 1998, respectively.

(4)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(5) The MSCI EAFE(R) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(6) Reflects deduction of the deferred sales charge of 5.00% for the 1 Year return.

(7) The index return for Class B shares is for the period beginning March 1, 1999.

(8) Reflects deduction of the deferred sales charge of 1.00% for the 1 Year return.

(9) The index return for Class C shares is for the period beginning July 1, 1998.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 ING International Equity Fund 7

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges you pay directly when you buy or sell shares, and operating expenses paid each year by a Fund. The tables that follow show the fees and the estimated operating expenses for each of the Funds. The estimated expenses are based on the expenses paid by the Funds in the fiscal year ended October 31, 2006. Actual expenses paid by the Funds may vary from year to year.


FEES YOU PAY DIRECTLY

                                                                                       CLASS A(1)   CLASS B   CLASS C
---------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING PRICE)                        5.75(2)   none      none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES PRICE, WHICHEVER IS LESS)      none(3)   5.00(4)   1.00(5)

(1) The Funds do not impose any front-end sales charge (load) on reinvested dividends or distributions.


(2)  Reduced for purchases of $50,000 and over. Please see page [  ].

(3) A contingent deferred sales charge ("CDSC") of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page [ ].

(4) A CDSC is imposed upon redemptions within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page [ ].

(5) A CDSC is imposed upon redemptions within 1 year from purchase. Please see page [ ].


OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS A


                                                      DISTRIBUTION                   TOTAL
                                                       AND SERVICE                    FUND         WAIVERS,          NET FUND
                                        MANAGEMENT        (12b-1)       OTHER      OPERATING     REIMBURSEMENTS     OPERATING
FUND                                        FEE            FEES      EXPENSES(2)    EXPENSES   AND RECOUPMENT(3)    EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology   %          1.05        0.25
ING International Equity            %          0.85        0.25


CLASS B


                                                       DISTRIBUTION                   TOTAL
                                                       AND SERVICE                     FUND          WAIVERS,         NET FUND
                                         MANAGEMENT      (12b-1)         OTHER      OPERATING     REIMBURSEMENTS     OPERATING
FUND                                         FEE           FEES       EXPENSES(2)    EXPENSES   AND RECOUPMENT(3)     EXPENSES
------------------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology   %        1.05          1.00
ING International Equity            %        0.85          1.00


CLASS C


                                                       DISTRIBUTION                   TOTAL
                                                       AND SERVICE                     FUND          WAIVERS,         NET FUND
                                         MANAGEMENT      (12b-1)         OTHER      OPERATING     REIMBURSEMENTS     OPERATING
FUND                                         FEE           FEES       EXPENSES(2)    EXPENSES   AND RECOUPMENT(3)     EXPENSES
------------------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology   %        1.05          1.00
ING International Equity            %        0.85          1.00


(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed.

(2) ING Funds Services, LLC receives an annual administration fee equal to 0.08% of each Fund's average daily net assets.


(3) ING Investments, LLC, has entered into a written expense limitation agreement with each Fund, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limit for each Fund is shown as "Net Fund Operating Expenses." The expense limits will continue through at least March 1, 2008. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of a termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by ING Series Fund, Inc. upon at least 90 days' prior written notice to ING Investments, LLC.



8 What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

EXAMPLES

The Examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A


FUND                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------
ING Global Science and Technology(1)   $
ING International Equity(1)            $


CLASS B


                                              IF YOU SELL YOUR SHARES            IF YOU DON'T SELL YOUR SHARES
                                       -------------------------------------   -------------------------------------
FUND                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology(1)   $
ING International Equity(1)            $


CLASS C


                                              IF YOU SELL YOUR SHARES                 IF YOU DON'T SELL YOUR SHARES
                                       ----------------------------------------  -------------------------------------
FUND                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS     1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology(1)   $
ING International Equity(1)            $



(1) The Examples reflect the expense limitation agreement/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                        What You Pay to Invest 9

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS

You may select from up to three separate classes of shares: Class A, Class B and Class C. The Funds also offer Class I, and Class O shares. Class I and Class O shares are not offered in this Prospectus.

CLASS A

-    Front-end sales charge, as described on the next page.

-    Distribution and service (12b-1) fees of 0.25%.

CLASS B

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.


-    A contingent deferred sales charge ("CDSC"), as described on page [ ].


- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

-    A 1.00% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider:

-    How long you plan to hold shares of the Fund;

-    The amount of your investment;

- The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

-    Whether you qualify for any sales charge discounts.

The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value ("NAV") than Class A shares.

Class B shares and Class C shares are not intended for purchase in excess of $100,000 and $1,000,000, respectively. Purchase orders from an individual investor for Class B shares in excess of $100,000 and Class C shares in excess of $1,000,000 will be declined.


Because the Funds may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class B shares do not exceed the maximum of $100,000 and your investment in Class C shares does not exceed $1,000,000. The Funds cannot ensure that they will identify purchase orders that would cause your investment in Class B shares or Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your investment professional should be diligent in determining that you have selected the appropriate share class for you.


You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Each Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link and then using the "Shareholder Guides" link found under "Related Topics" section and selecting the appropriate Fund link. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares may be right for you with your investment professional and review the prospectus for that share class.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, Class A, Class B and Class C shares of each Fund have adopted a Rule 12b-1 plan, which requires fees to be paid out of the assets of each class. Because these fees are paid on an on-going basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.


HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, "ING") may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred


10 Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meet certain target levels or increases over time.


The Distributor may pay, from its own resources, additional fees to these brokers-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.


The Funds' Adviser or Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-Advisers of a Fund may contribute to non-cash compensation arrangements.


Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.


The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest, Inc.; A.G. Edwards & Sons; Charles Schwab & Co., Inc.; Citigroup; Directed Services, Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors, LLC; ING Financial Partners, Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker, Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services, Inc.; Raymond James Financial Services; RBC Dain Rauscher, Inc.; UBS Financial Services Inc.; Wachovia Securities, Inc.; and Wells Fargo Investments.


Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

SALES CHARGE CALCULATION

CLASS A(1)(2)

Class A shares of the Funds are sold subject to the following sales charge:

                                                 AS A % OF THE     AS A % OF NET
YOUR INVESTMENT                                OFFERING PRICE(3)    ASSET VALUE

Less than $50,000                                     5.75             6.10
$50,000 - $99,999                                     4.50             4.71
$100,000 - $249,999                                   3.50             3.63
$250,000 - $499,999                                   2.50             2.56
$500,000 - $999,999                                   2.00             2.04
$1,000,000 and over                                        See below

----------
(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased the funds prior to February 2, 1998, that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

(3)  The term "offering price" includes the front-end sales charge.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                             PERIOD DURING WHICH
YOUR INVESTMENT                                       CDSC       CDSC APPLIES

$1,000,000 - $2,499,999                               1.00%        2 years
$2,500,000 - $4,999,999                               0.50%        1 year
$5,000,000 and over                                   0.25%        1 year

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 11

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

CLASS B AND CLASS C

Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                                  CDSC ON SHARES
YEARS AFTER PURCHASE                                                BEING SOLD

1st year                                                               5.00%
2nd year                                                               4.00%
3rd year                                                               3.00%
4th year                                                               3.00%
5th year                                                               2.00%
6th year                                                               1.00%
After 6th year                                                         none


CLASS C DEFERRED SALES CHARGE

                                                                  CDSC ON SHARES
YEARS AFTER PURCHASE                                                BEING SOLD

1st year                                                               1.00%
After 1st year                                                         none


To keep your CDSC as low as possible, each time you place a request to redeem shares, the Funds will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED OR WAIVED FRONT-END SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.


- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding ING Aeltus Money Market Fund and ING Classic Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.


- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:


- REINSTATEMENT PRIVILEGE -- If you sell Class A shares of a Fund (or shares of other funds managed by ING Investments, LLC) and reinvest any of the proceeds in Class A shares of another ING Fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative, or see the SAI; or


- PURCHASES BY CERTAIN ACCOUNTS -- Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker dealers and other financial intermediaries.

See the Account Application or the SAI for details, or contact your investment professional or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12.00% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12.00% annually.

- Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account ("IRA").

-    Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your investment professional or a Shareholder Services Representative.


REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Fund, you may be eligible for a full or prorated credit of CDSCs paid on the sale when you make an investment up to the same amount you redeemed in the same share class within 90 days of the eligible sale. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your investment professional or a Shareholder Services Representative or see the SAI for more information.



12 Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment amounts for the Funds are as follows:

-    Non-retirement accounts: $1,000

-    Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.


- Certain omnibus accounts (accounts of investors who purchase fund shares through certain financial intermediaries where the share holdings are held in the name of the financial intermediary): $250


There are no investment minimums for any subsequent investments.

Make your investment using the methods outlined in the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.


What this means for you: The Funds, the Distributor, or a third-party selling you the Funds must obtain the following information for each person that opens an account:


-    Name;

-    Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


     METHOD               INITIAL INVESTMENT              ADDITIONAL INVESTMENT

BY CONTACTING     An investment professional with an      Visit or consult an
YOUR              authorized firm can help you            investment
INVESTMENT        establish and maintain your account.    professional.
PROFESSIONAL

BY MAIL           Visit or consult an investment          Fill out the Account
                  professional. Make your check payable   Additions form
                  to the ING Funds and mail it, along     included on the bottom
                  with a completed Account Application.   of your account
                  Please indicate your investment         statement along with
                  professional on the New Account         your check payable to
                  Application.                            the Fund and mail them
                                                          to the address on the
                                                          account statement.
                                                          Remember to write your
                                                          account number on the
                                                          check.

BY WIRE           Call the ING Operations Department at   Wire the funds in the
                  (800) 992-0180 and select Option 4 to   same manner described
                  obtain an account number and indicate   under Initial
                  your investment professional on the     Investment.
                  account.

                  Instruct your bank to wire funds to
                  the Fund in the care of:

                  State Street Bank and Trust Company
                  ABA #101003621 Kansas City, MO credit
                  to: _____________ (the Fund) A/C
                  #751-8315; for further credit to:
                  Shareholder A/C #___________ (A/C #
                  you received over  the telephone)
                  Shareholder Name:
                  _________________ (Your Name Here)

                  After wiring funds you must complete
                  the Account Application and send it
                  to:

                  ING Funds
                  P.O. Box 219368
                  Kansas
                  City, MO
                  64121-9368


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 13

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

FREQUENT TRADING -- MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Because the Funds invest in foreign securities, they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occuring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Funds also reserve the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.


Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.



14 Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

RETIREMENT PLANS


The Funds have available prototype qualified retirement plans for corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


You may redeem shares by using the methods outlined in the table on the right.


Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.


SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

-    Your account must have a current value of at least $10,000.

-    Minimum withdrawal amount is $100.

-    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

            METHOD                              PROCEDURES

BY CONTACTING YOUR INVESTMENT    You may redeem shares by contacting your
PROFESSIONAL                     investment professional. Investment
                                 professionals may charge for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

BY MAIL Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                                 ING Funds
                                 P.O. Box 219368
                                 Kansas City, MO 64121-9368

                                 If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

BY TELEPHONE --                  You may redeem shares by telephone on all
EXPEDITED REDEMPTION             accounts other than retirement accounts, unless
                                 you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at
                                 (800) 992-0180.

                                 RECEIVING PROCEEDS BY CHECK:

                                 You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

                                 RECEIVING PROCEEDS BY WIRE:

                                 You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 15

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The NAV per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-    Securities of an issuer that has entered into a restructuring;

-    Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are no current market value quotations; and

-    Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES


You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge.


16 Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

However, for Class A shares of ING Aeltus Money Market Fund and ING Classic Money Market Fund, for which no sales charge was paid, you must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.


The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.


If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for ING Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5.00% of its outstanding common shares. If more than 5.00% of ING Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling
(800) 992-0180 or by going to www.ingfunds.com.


In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of the prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from the Funds described in this Prospectus into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE


With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.


SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY


The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.


HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the polices and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 17

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SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1.) Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until a Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.


18 Shareholder Guide

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ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Groep")(NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2006, ING Investments managed approximately $[ ] billion in assets.


The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                   MANAGEMENT FEE
ING Global Science and Technology           1.05%
ING International Equity                    0.85%


For information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships, please refer to the Funds' semi-annual shareholder report dated April 30.

SUB-ADVISERS


ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. Each sub-adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume the day-to-day investment management of the Fund.

ING Investments acts as a "manager-of-managers" for ING Global Science and Technology Fund. ING Investments delegates to the sub-adviser of ING Global Science and Technology Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of ING Global Science and Technology Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Fund's Board. ING Global Science and Technology Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board, to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. ING Global Science and Technology Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of ING Global Science and Technology Fund and its principal investment strategies may also change.

ING INTERNATIONAL EQUITY FUND


ING INVESTMENT MANAGEMENT CO.


ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as Sub-Adviser to ING International Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Board.


Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments.


As of December 31, 2006, ING IM managed approximately [ ] billion in assets.


The principal address of ING IM is 230 Park Avenue New York, New York 10169.


Prior to March 1, 2002, ING IM served as investment adviser to the Fund. There was no change in advisory fees paid by the Fund in connection with the change in investment adviser.

The following individuals share responsibility for the day-to-day management of ING International Equity Fund.

Carl Ghielen, Portfolio Manager, has co-managed the Fund since 2002 and is responsible for stock selection as well as coordinating efforts on behalf of ING IM and certain ING affiliates international equity teams. Mr. Ghielen joined ING IM in 2000 and has over 15 years of investment experience. Prior to joining ING IM, Mr. Ghielen worked for MN Services (a Dutch pension fund) as senior fund manager.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                      Management of the Funds 19

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MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

Martin Jansen, Portfolio Manager, has co-managed the Fund since 2002. He joined ING IM in 1997 as senior manager and has 26 years of investment experience. Prior to joining ING IM and certain ING affiliates, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.


ING GLOBAL SCIENCE AND TECHNOLOGY FUND


BLACKROCK ADVISORS, LLC

BlackRock Advisors, LLC ("BlackRock Advisors" or "Sub-Adviser"), a Delaware limited liability company, serves as the Sub-Adviser to the Fund and is a wholly-owned subsidiary of BlackRock, Inc., ("BlackRock"). On September 29, 2006, BlackRock consummated a transaction with Merrill Lynch & Co., Inc. ("Merrill Lynch") whereby Merrill Lynch's investment management business combined with that of BlackRock to create a new independent company that is one of the world's largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed-income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

The principal address of BlackRock is 100 Bellvue Parkway, Wilmington, Delaware 19809.

As of December 31, 2006, BlackRock Advisors and its affiliates had over [ ] trillion in investment company and other portfolio assets under management.


The following individuals share responsibility for the day-to-day mangement of ING Global Science and Technology Fund.


Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is the head of the BlackRock Advisors' Global Opportunities Team and is the strategist for all the team's portfolios. Mr. Callan has co-managed the Fund since 2004. Before becoming part of BlackRock Advisors, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager, is a senior member of BlackRock Advisors' Global Opportunities Team and is responsible for coverage of stocks in the technology sector for all of the team's portfolios. Ms. Rosenbaum has co-managed the Fund since 2005. Prior to joining BlackRock Advisors in 1998, Ms. Rosenbaum was a healthcare analyst with the PNC Asset Management Group.

Erin Xie, Ph.D., Managing Director and Portfolio Manager, is a senior member of BlackRock Advisors' Global Opportunities Team and is responsible for coverage of stocks in the healthcare sector. Dr. Xie has co-managed the Fund since 2005. Before becoming part of BlackRock Advisors in 2005, Dr. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.


ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.


20 Management of the Funds

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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and the investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by each Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of a Fund's principal investment strategies. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of a Fund's principal investment strategies.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Either Fund may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.


CONCENTRATION. (ING GLOBAL SCIENCE AND TECHNOLOGY FUND) The Fund concentrates (for purposes of the Investment Company Act of 1940, as amended, "1940 Act"), its assets in securities related to the science and technology sectors, which means that at least 25% of its net assets will be invested in these securities at all times. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.


CONVERTIBLE SECURITIES (BOTH FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

DERIVATIVES (BOTH FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

EMERGING MARKETS INVESTMENTS (BOTH FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

FOREIGN SECURITIES (BOTH FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of the funds or other assets of the Funds, including the withholding of dividends.

Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 More Information About Risks 21

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result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

INABILITY TO SELL SECURITIES (BOTH FUNDS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


INITIAL PUBLIC OFFERINGS ("IPO"s) (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.


OTHER INVESTMENT COMPANIES (ING INTERNATIONAL EQUITY FUND). The Fund may invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or
(ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Fund's purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund's investment into the ING Money Market Fund.


RULE 144A SECURITIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

SMALL- AND MID-CAPITALIZATION COMPANIES (BOTH FUNDS). Investments in small- and mid- capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

LENDING PORTFOLIO SECURITIES (BOTH FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value


22 More Information About Risks

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of a Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid, and may be difficult to value.


MANAGEMENT. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, a Fund might incur a loss. If the seller declares bankruptcy, a Fund may not be able to sell the collateral at the desired time.


RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, a Fund may not be able to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.


U.S. GOVERNMENT SECURITIES AND OBLIGATIONS. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.


TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 More Information About Risks 23

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DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. Distributions are normally expected to consist primarily of capital gains.

Each Fund pays dividends and capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, Class B or Class C shares of a Fund invested in another ING Fund that offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end ING Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest rates are not eligible for the reductions in rates described below.


Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by a Fund. The following are guidelines for how certain distributions by a Fund are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.


- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing their U.S. federal income tax liability. Each Fund will notify you if it makes this election.

Please see the SAI for further information regarding tax matters.


24 Dividends, Distributions and Taxes

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand each Fund's Class A, Class B and Class C shares' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual shareholder report, which is incorporated by reference into the SAI and is available upon request.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                         Financial Highlights 25

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FINANCIAL HIGHLIGHTS                      ING GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                              CLASS A
                                                            ------------------------------------------------------------------------
                                                                YEAR          YEAR      FIVE MONTHS      YEAR ENDED     SEVEN MONTHS
                                                               ENDED         ENDED         ENDED           MAY 31,          ENDED
                                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   ---------------      MAY 31,
                                                                2006          2005        2004(1)      2004     2003       2002(2)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $                 3.47          3.61        3.07     3.82        3.88
   Income (loss) from investment operations:
   Net investment loss                                      $                (0.04)        (0.02)      (0.06)   (0.02)      (0.04)
   Net realized and unrealized gain (loss) on investments   $                 0.40         (0.12)       0.60    (0.73)      (0.02)
   Total from investment operations                         $                 0.36         (0.14)       0.54    (0.75)      (0.06)
   Net asset value, end of period                           $                 3.83          3.47        3.61     3.07        3.82
   TOTAL RETURN(3)                                          %                10.37         (3.88)      17.59   (19.63)      (1.55)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $               32,146        32,782      35,601   29,539      10,341
   Ratios to average net assets:
   Net expenses after expense reimbursement(4)(5)           %                 1.75          1.75        1.82     1.75        1.75
   Gross expenses prior to expense reimbursement(4)         %                 2.10          2.04        2.25     3.03        2.60
   Net investment loss after expense reimbursement(4)(5)    %                (1.03)        (1.53)      (1.63)   (1.48)      (1.68)
   Portfolio turnover rate                                  %                  128            48         121       28          59



                                                                                             CLASS B
                                                            ------------------------------------------------------------------------
                                                                YEAR          YEAR      FIVE MONTHS      YEAR ENDED     SEVEN MONTHS
                                                               ENDED         ENDED         ENDED           MAY 31,          ENDED
                                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   ---------------      MAY 31,
                                                                2006          2005        2004(1)      2004     2003       2002(2)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $                 3.34          3.50        3.00     3.75       3.84
   Income (loss) from investment operations:
   Net investment loss                                      $                (0.07)        (0.03)      (0.09)   (0.01)     (0.06)
   Net realized and unrealized gain (loss) on investments   $                 0.40         (0.13)       0.59    (0.74)     (0.03)
   Total from investment operations                         $                 0.33         (0.16)       0.50    (0.75)     (0.09)
   Net asset value, end of period                           $                 3.67          3.34        3.50     3.00       3.75
   TOTAL RETURN(3)                                          %                 9.88         (4.57)      16.67   (20.00)     (2.34)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $               11,740        13,632      15,452   14,311      1,194
   Ratios to average net assets:
   Net expenses after expense reimbursement(4)(5)           %                 2.50          2.50        2.57     2.50       2.50
   Gross expenses prior to expense reimbursement(4)         %                 2.85          2.79        3.00     3.78       3.35
   Net investment loss after expense reimbursement(4)(5)    %                (1.77)        (2.27)      (2.38)   (2.19)     (2.42)
   Portfolio turnover rate                                  %                  128            48         121       28         59


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                       ING Global Science and Technology Fund 27

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (CONTINUED)          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                             CLASS C
                                                            ------------------------------------------------------------------------
                                                                YEAR          YEAR      FIVE MONTHS      YEAR ENDED     SEVEN MONTHS
                                                               ENDED         ENDED         ENDED           MAY 31,          ENDED
                                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   ---------------      MAY 31,
                                                                2006          2005        2004(1)      2004     2003       2002(2)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $                3.33           3.48        2.97     3.76       3.84
   Income (loss) from investment operations:
   Net investment loss                                      $               (0.07)         (0.03)      (0.09)   (0.01)     (0.07)
   Net realized and unrealized gain (loss) on investments   $                0.39          (0.12)       0.60    (0.78)     (0.01)
   Total from investment operations                         $                0.32          (0.15)       0.51    (0.79)     (0.08)
   Net asset value, end of period                           $                3.65           3.33        3.48     2.97       3.76
   TOTAL RETURN(3)                                          %                9.61          (4.31)      17.17   (21.01)      2.08
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $               3,611          3,924       4,656    4,641        642
   Ratios to average net assets:
   Net expenses after expense reimbursement(4)(5)           %                2.50           2.50        2.57     2.50       2.50
   Gross expenses prior to expense reimbursement(4)         %                2.85           2.79        3.00     3.78       3.35
   Net investment loss after expense reimbursement(4)(5)    %               (1.77)         (2.27)      (2.38)   (2.22)     (2.42)
   Portfolio turnover rate                                  %                 128             48         121       28         59


(1)  The Fund changed its fiscal year end to October 31.

(2)  The Fund changed its fiscal year end to May 31.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.


28 ING Global Science and Technology Fund

FINANCIAL HIGHLIGHTS                               ING INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. For the years ending October 31, 2003 through 2006, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ended October 31, 2002, the financial statements have been audited by another independent registered public accounting firm.



                                                                                CLASS A
                                                              -----------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------
                                                               2006    2005    2004     2003    2002(1)
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                       $         7.41     6.55     5.42      7.27
   Income (loss) from investment operations:
   Net investment income (loss)                               $         0.09*    0.04     0.04     (0.01)
   Net realized and unrealized gain (loss) on investments     $         1.37     0.89     1.10     (1.84)
   Total from investment operations                           $         1.46     0.93     1.14     (1.85)
Less distributions from:
   Net investment income                                      $         0.04     0.07     0.01        --
   Net realized gain on investments                           $           --       --       --        --
   Total distributions                                        $         0.04     0.07     0.01        --
   Payment by affiliate                                       $         0.00+      --       --        --
   Net asset value, end of period                             $         8.83     7.41     6.55      5.42
   TOTAL RETURN(2)                                            %        19.84++  14.40    20.96    (25.45)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                          $       28,896   33,333   37,452    36,737
   Ratios to average net assets:
   Net expenses after expense reimbursement(3)                %         1.60     1.60     1.60      1.61
   Gross expenses prior to expense reimbursement              %         1.79     1.83     2.04      1.83
   Net investment income (loss) after expense
      reimbursement(3)                                        %         1.14     0.47     0.61     (0.19)
   Portfolio turnover rate                                    %          102      144      102       299



                                                                                CLASS B
                                                              -----------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------
                                                               2006    2005    2004     2003    2002(1)
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                       $        7.25     6.42     5.34     7.22
   Income (loss) from investment operations:
   Net investment income (loss)                               $        0.03*   (0.02)   (0.01)   (0.06)
   Net realized and unrealized gain (loss) on investments     $        1.34     0.90     1.09    (1.82)
   Total from investment operations                           $        1.37     0.88     1.08    (1.88)
   Less distributions from:
   Net investment income                                      $          --     0.05       --       --
   Net realized gain on investments                           $          --       --       --       --
   Total distributions                                        $          --     0.05       --       --
   Payment by affiliate                                       $        0.00+      --       --       --
   Net asset value, end of period                             $        8.62     7.25     6.42     5.34
   TOTAL RETURN(2)                                            %       18.90++  13.74    20.22   (26.04)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of year (000's)                            $       3,090    2,102    1,515      829
   Ratios to average net assets:
   Net expenses after expense reimbursement(3)                %        2.35     2.35     2.35     2.36
   Gross expenses prior to expense reimbursement              %        2.54     2.58     2.79     2.59
   Net investment income (loss) after expense
      reimbursement(3)                                        %        0.40    (0.27)   (0.20)   (0.91)
   Portfolio turnover rate                                    %         102      144      102      299


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                ING International Equity Fund 29

ING INTERNATIONAL EQUITY FUND (CONTINUED)                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                CLASS C
                                                              -----------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------
                                                               2006    2005    2004     2003    2002(1)
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                       $        7.23     6.40     5.33     7.19
   Income (loss) from investment operations:
   Net investment income (loss)                               $        0.03*   (0.02)   (0.01)   (0.21)
   Net realized and unrealized gain (loss) on investments     $        1.35     0.89     1.08    (1.65)
   Total from investment operations                           $        1.38     0.87     1.07    (1.86)
Less distributions from:
   Net investment income                                      $          --     0.04       --       --
   Net realized gain on investments                           $          --       --       --       --
   Total distributions                                        $          --     0.04       --       --
   Payment by affiliate                                       $        0.00+      --       --       --
   Net asset value, end of period                             $        8.61     7.23     6.40     5.33
   TOTAL RETURN(2)                                            %       19.09++  13.63    20.08   (25.87)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                          $       1,417    1,419    1,310      905
   Ratios to average net assets:
   Net expenses after expense reimbursement(3)                %        2.35     2.35     2.35     2.36
   Gross expenses prior to expense reimbursement              %        2.54     2.58     2.79     2.57
   Net investment income (loss) after expense
      reimbursement(3)                                        %        0.40    (0.29)   (0.17)   (1.03)
   Portfolio turnover rate                                    %         102      144      102      299


(1) Effective March 1, 2002, ING Investments, LLC became the Adviser of the Fund. Concurrently, ING Investment Management Co. was appointed as Sub-Adviser.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average shares outstanding throughout the period.

+    Amount represents less than $0.005 per share.

++   There was no impact on total return from the payment by affiliate.


30 ING International Equity Fund

In addition to the Fund offered in this Prospectus, the Distributor also offers Class A, Class B and Class C shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund


ING Growth and Income Income Fund


ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS


ING 130/30 Fundamental Research Fund


ING Disciplined LargeCap Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunistic Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund


ING Value Choice Fund


ING SmallCap Value Fund
ING SmallCap Value Choice Fund

FIXED-INCOME FUNDS
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

GLOBAL EQUITY FUNDS
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

INTERNATIONAL EQUITY FUNDS


ING Disciplined International Small Cap Fund


ING Emerging Countries Fund
ING Foreign Fund


ING Global Natural Resources Fund


ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund


ING International Growth Opportunities Fund


ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund


ING Russia Fund


INTERNATIONAL FIXED-INCOME FUND
ING Emerging Markets Fixed Income Fund

INTERNATIONAL FUND-OF-FUNDS
ING Diversified International Fund

LOAN PARTICIPATION FUND
ING Senior Income Fund

MONEY MARKET FUNDS
ING Aeltus Money Market Fund
ING Classic Money Market Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during their last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call, or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:


ING Series Fund, Inc.                                                  811-06352
   ING Global Science and Technology Fund
   ING International Equity Fund

[ING FUNDS LOGO]                                    PRPRO-AINTLABC (0207-022807)

[GRAPHIC]

                                                                      PROSPECTUS

                    PROSPECTUS


                    FEBRUARY 28, 2007


                    Class I

                    GLOBAL EQUITY FUND

                    -    ING Global Science and Technology Fund

                    INTERNATIONAL EQUITY FUND


                    - ING International Equity Fund (formerly, ING International Growth Fund)


--------------------------------------------------------------------------------
This Prospectus contains important information about investing in Class I shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                                                      [ING LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------


[GRAPHIC]   INVESTMENT   These pages contain a              INTRODUCTION TO THE FUNDS                          1
            OBJECTIVE    description of each of our         FUNDS AT A GLANCE                                  2
                         Funds included in this             GLOBAL EQUITY FUND
[GRAPHIC]   PRINCIPAL    Prospectus, including each         ING Global Science and Technology Fund             4
            INVESTMENT   Fund's investment objective,       INTERNATIONAL EQUITY FUND
            STRATEGIES   principal investment               ING International Equity Fund                      6
                         strategies and risks.
[GRAPHIC]   RISKS

                         You'll also find:

                         HOW THE FUND HAS PERFORMED.
[GRAPHIC]   HOW THE      A chart that shows each
            FUND HAS     Fund's financial performance
            PERFORMED    for the past ten years (or since
                         inception, if shorter).

                         WHAT YOU PAY TO INVEST. A list
[GRAPHIC]   WHAT YOU     of the fees and expenses you
            PAY TO       pay -- both directly and
            INVEST       indirectly -- when you invest
                         in a Fund.

                                                            WHAT YOU PAY TO INVEST                             8
                                                            SHAREHOLDER GUIDE                                 10
                                                            MANAGEMENT OF THE FUNDS                           16
                                                            MORE INFORMATION ABOUT RISKS                      18
                                                            DIVIDENDS, DISTRIBUTIONS AND TAXES                21
                                                            FINANCIAL HIGHLIGHTS                              22
                                                            WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS
--------------------------------------------------------------------------------

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

GLOBAL EQUITY FUND

     ING Global Science and Technology Fund seeks long-term growth by investing primarily in foreign and domestic equities of science and technology companies.

     The Fund may be a suitable investment if you:

     -    are investing for the long-term -- at least several years;

     -    are looking for exposure to global markets; and

     - are willing to accept higher risk in exchange for the potential for long-term growth.

INTERNATIONAL EQUITY FUND


     ING International Equity Fund seeks long-term capital growth by investing primarily in foreign equities.


     The Fund may be a suitable investment if you:

     -    are investing for the long-term -- at least several years;

     -    are looking for exposure to international markets; and

     - are willing to accept higher risk in exchange for the potential for long-term growth.

[SIDENOTE]

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the investment strategies and risks.

[GRAPHIC]

If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                     Introduction to the Funds 1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, principal investment strategies and risks, which begin on page 4.


                       FUND                       INVESTMENT OBJECTIVE
                       ---------------------------------------------------------
GLOBAL EQUITY FUND     ING Global Science and     Long-term capital appreciation
                       Technology Fund Adviser:
                       ING Investments, LLC
                       Sub-Adviser: BlackRock
                       Advisors, LLC

INTERNATIONAL EQUITY   ING International Equity   Long-term capital growth
FUND                   Fund Adviser: ING
                       Investments, LLC
                       Sub-Adviser: ING
                       Investment Management
                       Co.



2 Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                          MAIN RISKS
--------------------------------------------------------------------------------
Equity securities of U.S. and foreign     Price volatility and other risks that
companies in the science and technology   accompany an investment in equity
sectors.                                  securities and maintaining a
                                          diversified portfolio focusing on
                                          companies engaged in science and
                                          technology sectors.

Common stocks principally traded in       Price volatility and other risks that
countries outside of the U.S.             accompany an investment in foreign
                                          equities. Sensitive to currency
                                          exchange rates, international
                                          political and economic conditions and
                                          other risks that affect foreign
                                          securities.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                             Funds at a Glance 3

                                                                         ADVISER
                                                            ING Investments, LLC


                                                                     SUB-ADVISER
ING GLOBAL SCIENCE AND TECHNOLOGY FUND                   BlackRock Advisors, LLC

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE [GRAPHIC]

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES [GRAPHIC]

The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes, if any, in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies defined as such by the Standard Industrial Classification ("SIC") Codes. The Fund may, from time to time, invest more than 25% of its net assets in securities whose issuers are located in a single foreign country. The Fund may invest up to 25% of its net assets in stocks of issuers in countries with emerging securities markets.

The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock, initial public offerings ("IPOs"), and Rule 144A Securities. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in countries with emerging securities markets) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in a number of different countries, including the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include: Application Software, IT Consulting & Services, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers, and Wireless Telecommunication Services.

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. government securities and other high-quality debt securities for temporary and defensive purposes. However, when the Fund is engaged in the temporary defensive position it may not achieve its investment objective.

The Fund also may invest in derivative instruments including foreign currency contracts.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Securities of larger companies sometimes have more stable prices than smaller companies. The Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets. If the Fund invests more than 25% of its assets in securities whose issuers are located in a single foreign country, the Fund would be more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to the changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

INITIAL PUBLIC OFFERINGS ("IPO"S) --IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.


RULE 144A SECURITIES -- Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid," although the market for such securities typically is less active than public securities markets and may lead to a decreased ability to sell these securities.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


4 ING Global Science and Technology Fund

                                          ING GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]


The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                     YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)


                                     [CHART]

1997
1998
1999
2000
2001   -24.92
2002   -42.64
2003    46.74
2004    -1.31
2005    11.23
2006


            BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:
                           Best: [  ] Quarter [  ]: [  ]%
                          Worst: [  ] Quarter [  ]: [  ]%

                      AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                   (FOR THE PERIOD'S ENDED DECEMBER 31, 2006)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I shares' performance to that of two broad measures of market performance -- the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") and the NYSE Arca Tech 100(SM) Index. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                                           10 YEARS
                                                                                      1 YEAR  5 YEARS  (OR LIFE OF CLASS)

CLASS I RETURN BEFORE TAXES                                                            %                      (3)
Class I Return After Taxes on Distributions                                            %                      (3)
Class I Return After Taxes on Distributions and Sale of Fund Shares                    %                      (3)
S&P 500(R) Index (reflects no deductions for fees, expenses or taxes)(4)               %                      (5)
NYSE Arca Tech 100 Index(SM) (reflects no deduction for fees, expenses or taxes)(6)    %                      (5)



(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser to the Fund. Effective September 29, 2006, BlackRock Advisors, LLC began serving as sub-adviser to the Fund. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.'s investment management businesses combined with that of BlackRock, Inc. to create a new independent company and on September 29, 2006 BlackRock Advisors, Inc. reorganized into BlackRock Advisors, LLC. Prior to September 30, 2006, BlackRock Advisors, Inc. served as sub-adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as sub-adviser to the Fund.

(2) Effective February 17, 2004, the Fund changed its name from ING Technology Fund to ING Global Science and Technology Fund.

(3)  Class I shares commenced operations on March 1, 2000.

(4) The S&P 500(R) Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(5) The index returns for Class I shares are for the period beginning March 1, 2000.

(6) The NYSE Arca Tech 100 IndexSM is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different sub-sectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                        ING Global Science and Technology Fund 5

                                                                         ADVISER
                                                            ING Investments, LLC


                                                                     SUB-ADVISER
ING INTERNATIONAL EQUITY FUND                      ING Investment Management Co.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE [GRAPHIC]

The Fund seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income.

PRINCIPAL INVESTMENT STRATEGIES [GRAPHIC]

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of companies of any size principally traded in a number of different countries outside of the U.S. These securities generally include common stocks as well as securities convertible into common stock.

In managing the Fund, the Sub-Adviser looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for appreciation.

- Invest primarily in established foreign securities markets, although it may invest in countries with emerging securities markets as well.


- Support the fundamental bottom-up research it conducts with internally developed quantitative models to evaluate the financial characteristics of over 1,000 companies. The Sub-Adviser analyzes qualities including cash flows, earnings and dividends, among others, of each company in an attempt to select companies with long-term sustainable growth characteristics and with some perceived value.


The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.


The Fund may invest in derivative instruments, including futures.



The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.


OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund invests in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


6 ING International Equity Fund

                                                   ING INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


HOW THE FUND HAS PERFORMED [GRAPHIC]


The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indications of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIOD'S ENDED DECEMBER 31 OF EACH YEAR)


                                     [CHART]

1997    15.91
1998    18.34
1999    52.09
2000   (21.46)
2001   (25.74)
2002   (29.80)
2003    31.24
2004    17.35
2005    16.63
2006


            BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:
                           Best: [  ] Quarter [  ]: [  ]%
                          Worst: [  ] Quarter [  ]: [  ]%

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2006)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I shares' performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East(R) Index ("MSCI EAFE(R) Index"). It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                             1 YEAR   5 YEARS   10 YEARS

CLASS I RETURN BEFORE TAXES                                                    %
Class I Return After Taxes on Distributions                                    %
Class I Return After Taxes on Distributions and Sale of Fund Shares            %
MSCI EAFE(R) Index (reflects no deductions for fees, expenses or taxes)(3)     %



(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser. Prior to March 1, 2002, the Fund did not have a sub-adviser.

(2) Effective on or about February 28, 2007 the Fund changed its name from ING International Growth Fund to ING International Equity Fund.

(3) The MSCI EAFE(R) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 ING International Equity Fund 7

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges you pay directly when you buy or sell shares, and operating expenses paid each year by a Fund. The table that follows shows the fees and the estimated operating expenses for each of the Funds. The estimated expenses are based on the expenses paid by the Funds in the fiscal year ended October 31, 2006. Actual expenses paid by the Funds may vary from year to year.


FEES YOU PAY DIRECTLY

                                                                                       CLASS I
----------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING PRICE)                       none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES PRICE, WHICHEVER IS LESS)     none

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS I


                                                   DISTRIBUTION                  TOTAL
                                                   AND SERVICE                    FUND          WAIVERS,         NET FUND
                                      MANAGEMENT     (12b-1)         OTHER      OPERATING    REIMBURSEMENTS     OPERATING
FUND                                     FEE           FEES       EXPENSES(2)    EXPENSES   AND RECOUPMENT(3)    EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Global Science and Technology    %       1.05           --
ING International Equity         %       0.85           --


(1) This table shows the estimated operating expenses for Class I shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed.

(2) ING Funds Services, LLC receives an annual administration fee equal to 0.08% of each Fund's average daily net assets.


(3) ING Investments, LLC, has entered into a written expense limitation agreement with each Fund under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC, is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limit for each fund is shown as "Net Fund Operating Expenses." The expense limits will continue through at least March 1, 2008. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of a termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by ING Series Fund, Inc. upon at least 90 days' prior written notice to ING Investments, LLC.



8 What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

EXAMPLE

The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS I


FUND                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------
ING Global Science and Technology(1)     $
ING International Equity(1)              $



(1) The Example reflects the expense limitation agreement/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                        What You Pay to Invest 9

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES


The minimum initial investment for Class I shares is $250,000. Class I shares are available only to (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) retirement plans affiliated with ING Groep N.V.; (vi) ING Groep N.V. affiliates for purposes of corporate cash management;
(vii) by other ING Funds in the ING Family of Funds; and (viii) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.


There are no investment minimums for any subsequent investments.

Make your investment using the methods outlined in the table on the right.

More information may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Certain Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.


The Funds and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.


CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.


What this means for you: The Funds, the Distributor or a third party selling you the Funds must obtain the following information for each person that opens an account:


-    Name;

-    Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

                              INITIAL                        ADDITIONAL
    METHOD                   INVESTMENT                      INVESTMENT

BY CONTACTING     An investment professional with an   Visit or consult an
YOUR INVESTMENT   authorized firm can help you         investment professional.
PROFESSIONAL      establish and maintain your
                  account.

BY MAIL           Visit or consult an investment       Fill out the Account
                  professional. Make your check        Additions form included
                  payable to the ING Funds and mail    on the bottom of your
                  it, along with a completed Account   account statement along
                  Application. Please indicate your    with your check payable
                  investment professional on the New   to the ING Funds and mail
                  Account Application.                 them to the address on
                                                       the account statement.
                                                       Remember to write your
                                                       account number on the
                                                       check.

BY WIRE           Call the ING Operations Department   Wire the funds in the
                  at (800) 992-0180 and select         same manner described
                  Option 4 to obtain an account        under "Initial
                  number and indicate your             Investment."
                  investment professional on the
                  account.

                  Instruct your bank to wire funds
                  to the Fund in the care of:

                  State Street Bank and Trust
                  Company ABA #101003621 Kansas
                  City, MO credit to:_______________
                  (the Fund) A/C #751-8315; for
                  further credit to Shareholder A/C
                  # ____________________ (A/C # you
                  received over the telephone)
                  Shareholder Name:
                  __________________________________
                  (Your Name Here)

                  After wiring funds you must
                  complete the Account Application
                  and send it to:

                  ING Funds P.O. Box 219368 Kansas
                  City, MO 64121-9368


10 Shareholder Guide

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HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
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FREQUENT TRADING -- MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Because the Funds invest in foreign securities, they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value ("NAV"), causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund`s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occuring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Funds also reserve the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.


Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 11

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SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

RETIREMENT PLANS


The Funds have available prototype qualified retirement plans for corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


You may redeem shares by using the methods outlined in the table on the right.


Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.


SYSTEMATIC WITHDRAWAL PLAN


You may elect to make periodic withdrawals from your account on a regular basis.

-    Your account must have a current value of at least $250,000.


-    Minimum withdrawal amount is $1,000.

-    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

        METHOD                                 PROCEDURES

BY CONTACTING YOUR         You may redeem shares by contacting your investment
INVESTMENT PROFESSIONAL    professional. Investment professionals may charge for
                           their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

BY MAIL Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                           ING Funds
                           P.O. Box 219368
                           Kansas City, MO 64121-9368

                           If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

BY TELEPHONE --            You may redeem shares by telephone on all accounts
EXPEDITED REDEMPTION       other than retirement accounts, unless you check the
                           box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services
                           Representative at (800) 992-0180.

                           RECEIVING PROCEEDS BY CHECK:

                           You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with the ING Funds for at least 30 days.

                           RECEIVING PROCEEDS BY WIRE:

                           You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account.You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.


12 Shareholder Guide

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HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, "ING") may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.


The Distributor may pay, from its own resources, additional fees to these brokers-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.


The Funds' Adviser or Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-Advisers of a Fund may contribute to non-cash compensation arrangements.


Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.


The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc.; A.G. Edwards & Sons; Charles Schwab & Co. Inc.; Citigroup; Directed Services, Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors, LLC; ING Financial Partners, Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker, Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services, Inc.; Raymond James Financial Services; RBC Dain Rauscher, Inc.; UBS Financial Services, Inc.; Wachovia Securities, Inc.; and Wells Fargo Investments.


Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 13

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SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------


NET ASSET VALUE


The NAV per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-    Securities of an issuer that has entered into a restructuring;

-    Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are no current market value quotations; and

-    Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.


14 Shareholder Guide

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SHAREHOLDER GUIDE                                              SHAREHOLDER GUIDE
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EXCHANGES


You may exchange Class I shares of a Fund for Class I shares of any other ING Fund. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.


The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling
(800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY


The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.


HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the polices and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on it's website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until a Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 15

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment Adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2006, ING Investments managed approximately [$ ] billion in assets.


The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                MANAGEMENT FEE

ING Global Science and Technology       1.05%
ING International Equity                0.85%


For information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships, please refer to the Funds' semi-annual shareholder report dated April 30.

SUB-ADVISERS


ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. Each sub-adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume the day-to-day investment management of the Fund.

ING Investments acts as a "manager-of-managers" for ING Global Science and Technology Fund. ING Investments delegates to the sub-adviser of ING Global Science and Technology Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of ING Global Science and Technology Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-adviser to the Fund's Board. ING Global Science and Technology Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board, to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. ING Global Science and Technology Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of ING Global Science and Technology Fund and its principal investment strategies may also change.

ING INTERNATIONAL EQUITY FUND


ING INVESTMENT MANAGEMENT CO.


ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to ING International Equity Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Board.


Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments.


As of December 31, 2006, ING IM managed approximately [$ ] billion in assets.


The principal address of ING IM is 230 Park Avenue, New York, New York 10169.


Prior to March 1, 2002, ING IM served as investment adviser to the Fund. There was no change in advisory fees paid by the Fund in connection with the change in investment adviser.

The following individuals share responsibility for the day-to-day management of ING International Equity Fund.

Carl Ghielen, Portfolio Manager, has co-managed the Fund since 2002 and is responsible for stock selection as well as coordinating efforts on behalf of ING IM and certain ING affiliates international equity teams. Mr. Ghielen joined ING IM in 2000 and has over 15 years of investment experience. Prior to joining ING IM, Mr. Ghielen worked for MN Services (a Dutch pension fund) as senior fund manager.

Martin Jansen, Portfolio Manager, has co-managed the Fund since 2002. Mr. Jansen joined ING IM in 1997 as senior


16 Management of the Funds

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ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
manager and has 26 years of investment experience. Prior to joining ING IM and certain ING affiliates, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.


ING GLOBAL SCIENCE AND TECHNOLOGY FUND


BLACKROCK ADVISORS, LLC

BlackRock Advisors, LLC ("BlackRock Advisors" or "Sub-Adviser"), a Delaware limited liability company, serves as Sub-Adviser to the Fund, and is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"). On September 29, 2006, BlackRock consummated a transaction with Merrill Lynch & Co., Inc. ("Merrill Lynch") whereby Merrill Lynch's investment management business combined with that of BlackRock to create a new independent company that is one of the world's largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed-income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.


The principal address of BlackRock is 100 Bellvue Parkway, Wilmington, Delaware 19809.

As of December 31, 2006, BlackRock Advisors and its affiliates had over [$_____] trillion in investment company and other portfolio assets under management.


The following individuals share responsibility for the day-to-day management of ING Global Science and Technology Fund.


Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is the head of the BlackRock Advisors' Global Opportunities Team and is the strategist for all the team's portfolios. Mr. Callan has co-managed the Fund since 2004. Before becoming part of BlackRock Advisors, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager, is a senior member of BlackRock Advisors' Global Opportunities Team and is responsible for coverage of stocks in the technology sector for all of the team's portfolios. Ms. Rosenbaum has co-managed the Fund since 2005. Prior to joining BlackRock Advisors in 1998, Ms. Rosenbaum was a healthcare analyst with the PNC Asset Management Group.

Erin Xie, Ph.D., Managing Director and Portfolio Manager, is a senior member of BlackRock Advisors' Global Opportunities Team and is responsible for coverage of stocks in the healthcare sector. Dr. Xie has co-managed the Fund since 2005. Before becoming part of BlackRock Advisors in 2005, Dr. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.


ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                      Management of the Funds 17

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MORE INFORMATION ABOUT RISKS
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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as your hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by each Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of a Fund's principal investment strategies. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of a Fund's principal investment strategies.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Either Fund may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.


CONCENTRATION (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund concentrates (for purposes of the Investment Company Act of 1940, as amended, "1940 Act"), its assets in securities related to the science and technology sectors, which means that at least 25% of its net assets will be invested in these securities at all times. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.


CONVERTIBLE SECURITIES (BOTH FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

DERIVATIVES (BOTH FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

EMERGING MARKETS INVESTMENTS (BOTH FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

FOREIGN SECURITIES (BOTH FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency


18 More Information About Risks

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                                                    MORE INFORMATION ABOUT RISKS
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exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund.

INABILITY TO SELL SECURITIES (BOTH FUNDS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


INITIAL PUBLIC OFFERINGS ("IPO"s) (ING GLOBAL TECHNOLOGY FUND). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.


OTHER INVESTMENT COMPANIES (ING INTERNATIONAL EQUITY FUND). The Fund may invest in other investment companies to the extent permitted by the 1940 Act and the Rules thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or
(ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit-breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Fund's purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund's investment into the ING Money Market Fund.


RULE 144A SECURITIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

SMALL- AND MID-CAPITALIZATION COMPANIES (BOTH FUNDS). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

LENDING PORTFOLIO SECURITIES (BOTH FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity,

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 More Information About Risks 19

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MORE INFORMATION ABOUT RISKS
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market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid, and may be difficult to value.


MANAGEMENT. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, a Fund might incur a loss. If the seller declares bankruptcy, a Fund may not be able to sell the collateral at the desired time.


RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, a Fund may not be able to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.


U.S. GOVERNMENT SECURITIES AND OBLIGATIONS. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.


TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.


20 More Information About Risks

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                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. Distributions are normally expected to consist primarily of capital gains.

Each Fund pays dividends and capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund that offers Class I shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest rates are not eligible for the reductions in rates described below.


Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by a Fund. The following are guidelines for how certain distributions by a Fund are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.


- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may by disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing their U.S. federal income tax liability. Each Fund will notify you if it makes this election.

Please see the SAI for further information regarding tax matters.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                           Dividends, Distributions and Taxes 21

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand each Fund's Class I Shares' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Fund's financial statements, is included in the Funds' annual shareholder report, which is incorporated by reference into the SAI and is available upon request.



22 Financial Highlights

FINANCIAL HIGHLIGHTS                      ING GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                              CLASS I
                                                           --------------------------------------------------------------------
                                                                                                                       SEVEN
                                                              YEAR         YEAR      FIVE MONTHS   YEAR    YEAR       MONTHS
                                                              ENDED        ENDED        ENDED      ENDED    ENDED      ENDED
                                                           OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  MAY 31,  MAY 31,  OCTOBER 31,
                                                              2006         2005        2004(1)     2004    2003       2002(2)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $             3.51        3.65         3.09      3.84       3.90
   Income (loss) from investment operations:
   Net investment loss                                      $            (0.03)      (0.02)       (0.05)    (0.01)     (0.04)
   Net realized and unrealized gain (loss) on investments   $             0.41       (0.12)        0.61     (0.74)     (0.02)
   Total from investment operations                         $             0.38       (0.14)        0.56     (0.75)     (0.06)
   Net asset value, end of period                           $             3.89        3.51         3.65      3.09       3.84
   TOTAL RETURN(3)                                          %            10.83       (3.84)       18.12    (19.53)     (1.54)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $           10,096       8,911        9,463     5,215        775
   Ratios to average net assets:
   Net expenses after expense reimbursement(4)(5)           %             1.50        1.50         1.57      1.50       1.50
   Gross expenses prior to expense reimbursement(4)         %             1.85        1.79         2.00      2.78       2.35
   Net investment loss after expense reimbursement(4)(5)    %            (0.78)      (1.28)       (1.38)    (1.22)     (1.42)
   Portfolio turnover rate                                  %              128          48          121        28         59


(1)  The Fund changed its fiscal year end to October 31.

(2)  The Fund changed its fiscal year end to May 31.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                       ING Global Science and Technology Fund 23

ING INTERNATIONAL EQUITY FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. For the years ending October 31, 2003 through 2006, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ended October 31, 2002, the financial statements have been audited by another registered public accounting firm.



                                                                           YEAR ENDED OCTOBER 31,
                                                                 ---------------------------------------
                                                                 2006    2005    2004    2003    2002(1)
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                           $      7.47    6.60     5.46     7.32
   Income (loss) from investment operations:
   Net investment income (loss)                                   $      0.12*   0.09     0.05     0.00*+
   Net realized and unrealized gain (loss) on investments         $      1.37    0.87     1.11    (1.86)+
   Total from investment operations                               $      1.49    0.96     1.16    (1.86)
   Less distributions from:
   Net investment income                                          $      0.06    0.09     0.02       --
   Net realized gains on investments                              $        --      --       --       --
   Total distributions                                            $      0.06    0.09     0.02       --
   Payment by affiliate                                           $      0.00++    --       --       --
   Net asset value, end of period                                 $      8.90    7.47     6.60     5.46
   TOTAL RETURN(2)                                                %     20.13+  14.76    21.31   (25.41)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of year (000's)                                $     6,301   8,028   20,797   17,098
   Net expenses after expense reimbursement(3)                    %      1.35    1.35     1.35     1.36
   Gross expenses prior to expense reimbursement                  %      1.54    1.58     1.79     1.53
   Net investment income (loss) after expense reimbursement(3)    %      1.43    0.84     0.89     0.04
   Portfolio turnover rate                                        %       102     144      102      299


(1) Effective March 1, 2002, ING Investments, LLC became the Adviser of the Fund. Concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

+    Amount represents less than $0.005 per share.

++   There was no impact on total return from the payment by affiliate.


24 ING International Equity Fund

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

In addition to the Funds offered in this Prospectus, the Distributor also offers Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

DOMESTIC EQUITY AND INCOME FUNDS

ING Balanced Fund


ING Growth and Income Income Fund


ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS


130/30 Fundamental Research Fund


ING Disciplined LargeCap Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS


ING LargeCap Value Fund


ING MagnaCap Fund


ING Value Choice Fund


ING MidCap Value Fund
ING SmallCap Value Choice Fund
ING SmallCap Value Fund

FIXED-INCOME FUNDS
ING GNMA Income Fund
ING Intermediate Bond Fund

GLOBAL EQUITY FUND
ING Global Real Estate Fund

INTERNATIONAL EQUITY FUNDS


ING Disciplined International Small Cap Fund


ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund


ING International Growth Opportunities Fund


ING International Real Estate Fund
ING International Small Cap Fund
ING International Value Choice Fund
ING International Value Fund

INTERNATIONAL FIXED-INCOME FUND
ING Emerging Markets Fixed Income Fund

INTERNATIONAL FUND-OF-FUNDS
ING Diversified International Fund

MONEY MARKET FUND
ING Aeltus Money Market Fund


STRATEGIC ALLOCATION FUNDS


ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-Annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:


ING Series Fund, Inc.                                                  811-06352
ING Global Science and Technology Fund

   ING International Equity Fund

[ING FUNDS LOGO]                                      PRPRO-AINTLI (0207-022807)

ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES


February 28, 2007


CAPITAL APPRECIATION FUNDS
ING Global Science and Technology Fund ("ING Direct Global Science and Technology Fund," "Global Science and Technology Fund," or the "Fund")

ING International Equity Fund ("ING Direct International Equity Fund," "International Equity Fund," or the "Fund") (formerly, ING International Growth
Fund)


This Prospectus contains important information about investing in Class O shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their respective investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Each of the Funds listed above is a series of ING Series Fund, Inc. ("Company").

This Prospectus is for investors purchasing or considering a purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

- SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.
- THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.

                               TABLE OF CONTENTS


THE FUNDS' INVESTMENTS                                            3
      INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
       STRATEGIES, RISKS, AND PERFORMANCE                         3
FUND EXPENSES                                                    10
OTHER CONSIDERATIONS                                             12
MANAGEMENT OF THE FUNDS                                          16
INVESTING IN THE FUNDS                                           18
      OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES      18
      HOW TO BUY SHARES                                          19
      HOW TO SELL SHARES                                         21
      TIMING OF REQUESTS                                         22
      OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND
       SERVICES                                                  22
      DIVIDENDS AND DISTRIBUTIONS                                25
      TAX INFORMATION                                            26
FINANCIAL HIGHLIGHTS                                             28
ADDITIONAL INFORMATION                                           31

                             THE FUNDS' INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

The following pages contain a description of each Fund's investment objective, principal investment strategies employed on behalf of each Fund, and the risks associated with investing in each Fund.
--------------------------------------------------------------------------------

A performance bar chart is provided for each Fund. The bar chart shows changes in each Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The bar chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.
--------------------------------------------------------------------------------

A table for each Fund shows its average annual total return before and after income taxes. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Additional information about the Funds' investment strategies and risks is included beginning on page [ ].
--------------------------------------------------------------------------------

ING Investments, LLC ("ING Investments" or "Adviser") serves as investment adviser to the Funds.
--------------------------------------------------------------------------------


ING Investment Management Co., ("ING IM" or "Sub-Adviser") serves as Sub-Adviser to International Equity Fund.

--------------------------------------------------------------------------------


BlackRock Advisors, LLC ("BlackRock" or "Sub-Adviser") serves as Sub-Adviser to Global Science and Technology Fund.

--------------------------------------------------------------------------------

CAPITAL APPRECIATION  FUNDS

GLOBAL SCIENCE AND
TECHNOLOGY FUND

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes, if any, in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies defined as such by the Standard Industrial Classification ("SIC") Codes. The Fund may, from time to time, invest more than 25% of its net assets in securities whose issuers are located in a single foreign country. The Fund may invest up to 25% of its net assets in stocks of issuers in countries with emerging securities markets.

The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock, initial public offerings ("IPOs"), and Rule 144A securities. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in countries with emerging securities markets) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in a number of different countries, including the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include: Application Software, IT Consulting & Services, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers and Wireless Telecommunication Services.

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. government securities and other high-quality debt securities for temporary and defensive purposes. However, when the Fund is engaged in the temporary defensive position, it may not achieve its investment objective.

The Fund may invest in derivative instruments including foreign currency contracts.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Securities of larger companies sometimes have more stable prices than smaller companies. The Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology sectors are subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets. If the Fund invests more than 25% of its assets in securities whose issuers are located in a single foreign country, the Fund would be more dependent upon the political and economic circumstances of that country than a mutual fund that owns stock of companies in many countries.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to the changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.


RULE 144A SECURITIES -- Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid," although the market for such securities typically is less active than public securities markets and may lead to a decreased ability to sell these securities.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.

GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED


The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.



The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares (2001) and Class O shares (2002-2005) from year to year. Class I shares' performance has been revised to reflect the higher expenses of Class O shares.



                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


                (For the periods ended December 31 of each year)



 1997     1998     1999     2000     2001     2002     2003     2004     2005     2006
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                    (24.87)  (43.01)   47.13   (1.30)    10.82



            Best and worst quarterly performance during this period:


                     Best: [  ] quarter [     ]:  [     ]%


                          Worst: [  ] quarter [     ]: [     ]%



                     AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)


                   (For the periods ended December 31, 2006)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I and Class O shares' performance to that of two broad measures of market performance -- the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") and the NYSE Arca Tech 100(SM) Index. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.


                                                                                           10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS O RETURN BEFORE TAXES                                    %                                  (1)
Class O Return After Taxes on Distributions                    %                                  (1)
Class O Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %                                  (1)
S&P 500(R) Index (reflects no deductions for fees, expenses
  or taxes)(4)                                                 %                                  (5)
NYSE Arca Tech 100(SM) Index (reflects no deduction for
  fees, expenses or taxes)(6)                                  %                                  (5)
CLASS I RETURN BEFORE TAXES (ADJUSTED)                         %                                  (1)
S&P 500(R) Index (reflects no deductions for fees, expenses
  or taxes)(4)                                                 %                                  (7)
NYSE Arca Tech 100(SM) Index (reflects no deduction for
  fees, expenses or taxes)(6)                                  %                                  (7)



(1) Class O shares commenced operations on August 6, 2001. Class I shares commenced operations on March 1, 2000. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.



(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Effective September 30, 2006, BlackRock Advisors, LLC began serving as the sub-adviser to the Fund. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.'s investment management businesses combined with that of BlackRock, Inc. to create a new independent company and on September 29, 2006 BlackRock Advisors, Inc. reorganized into BlackRock Advisors, LLC. Prior to September 30, 2006, BlackRock Advisors, Inc. served as the sub-adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as the sub-adviser to the Fund.



(3) Effective February 17, 2004, the Fund changed its name from ING Technology Fund to ING Global Science and Technology Fund.



(4) The S&P 500(R) Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.



(5) The index returns for Class O shares are for the period beginning August 1, 2001.



(6) The NYSE Arca Tech 100 Index(SM) is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different sub-sectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.



(7) The index returns for Class I shares are for the period beginning March 1, 2000.

INTERNATIONAL EQUITY FUND


INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 65% of its total assets in securities of companies of any size principally traded in a number of different countries outside of the U.S. These securities generally include common stocks as well as securities convertible into common stock.

In managing the Fund, the Sub-Adviser looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for appreciation.
- Invest primarily in established foreign securities markets, although it may invest in countries with emerging securities markets as well.

- Support the fundamental bottom-up research it conducts with internally developed quantitative models to evaluate the financial characteristics of over 1,000 companies. The Sub-Adviser analyzes qualities including cash flows, earnings and dividends, among others, of each company, in an attempt to select companies with long-term sustainable growth characteristics and with some perceived value.


The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.


The Fund may invest in derivative instruments, including futures.



The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small-and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.


OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund invests in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.

INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED


The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.



The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares (1997-2001) and Class O shares (2002-2005) from year to year. Class I shares' performance has been revised to reflect the higher expenses of Class O shares.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

                (For the periods ended December 31 of each year)


 1997     1998     1999     2000     2001     2002     2003     2004     2005     2006
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
15.63     18.05    51.71   (21.67)  (25.92)  (29.85)   30.96    17.12    16.43


            Best and worst quarterly performance during this period:


                    Best: [     ] quarter [     ]:  [     ]%


                           Worst: [     ] quarter [     ]: ([     ])%


                     AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)

                   (For the periods ended December 31, 2006)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I and Class O shares' performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East(R) Index ("MSCI EAFE(R) Index"). It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.


                                                                                           10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS O RETURN BEFORE TAXES                                    %                                  (1)
Class O Return After Taxes on Distributions                    %                                  (1)
Class O Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %                                  (1)
MSCI EAFE(R) Index (reflects no deductions for fees,
  expenses or taxes)(4)                                        %                                  (5)
CLASS I RETURN BEFORE TAXES (ADJUSTED)                         %
MSCI EAFE(R) Index (reflects no deductions for fees,
  expenses or taxes)(4)                                        %



(1) Class O shares commenced operations on August 1, 2001. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.



(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser. Prior to March 1, 2002, the Fund did not have a sub-adviser.



(3) Effective on or about February 28, 2007 the Fund changed its name from ING International Growth Fund to ING International Equity Fund.



(4) The MSCI EAFE(R) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.



(5) The index return for Class O shares is for the period beginning August 1, 2001.

FUND EXPENSES


The following table describes Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders. Actual expenses paid by the Funds may vary from year to year.


CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                       ANNUAL FUND OPERATING EXPENSES(1)
                 (as a percentage of average daily net assets)


                                                                                                                Net
                                             Service                         Total            Waivers          Fund
                                 Management  (12b-1)                     Fund Operating  Reimbursements and  Operating
                                    Fee       Fees    Other Expenses(2)     Expenses       Recoupment(3)     Expenses
Global Science and Technology
  Fund                             1.05%      0.25%         %                %                 %              %
International Equity Fund          0.85%      0.25%         %                %                 %              %



(1) This table shows the estimated operating expenses for Class O shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments LLC, the investment adviser to each Fund, has agreed.


(2) ING Funds Services, LLC receives an annual administration fee equal to 0.08% of each Fund's average daily net assets.


(3) ING Investments, LLC has entered into a written expense limitation agreement with each Fund under which it will limit expenses of the Funds, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments LLC is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least March 1, 2008 for each Fund. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company upon at least 90 days' prior written notice to ING Investments, LLC.

CLASS O SHARES EXAMPLE

The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00% and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


                                                  1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
Global Science and Technology
  Fund(1)                            $             178                     624                    1,097                   2,403
International Equity Fund(1)         $             163                     545                      952                   2,090



(1) The Example reflects the expense limitation agreement/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.

OTHER CONSIDERATIONS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information ("SAI").

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use the techniques as part of a Fund's principal investment strategies. However, the Adviser or Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.


CONCENTRATION (GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund concentrates (for purposes of the Investment Company Act of 1940, as amended, "1940 Act"), its assets in securities related to the science and technology sectors, which means that at least 25% of its net assets will be invested in these securities assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.



CONVERTIBLE AND DEBT SECURITIES (BOTH FUNDS). The price of a convertible and debt security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible and debt securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible and debt securities are often lower rated securities. The Fund may be required to redeem or convert a convertible and debt security before the holder would otherwise choose.



DERIVATIVES (BOTH FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Not all of the Funds invest in these types of derivatives, so please check the description of each Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.



EMERGING MARKETS INVESTMENTS (BOTH FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.



FOREIGN SECURITIES (BOTH FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standard or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices are more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of portfolios or other assets of the Funds, including the withholding of dividends.

Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund.


INABILITY TO SELL SECURITIES (BOTH FUNDS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield instruments, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security a the time and price that would be most beneficial to the Fund.



INITIAL PUBLIC OFFERINGS ("IPOS") (GLOBAL SCIENCE AND TECHNOLOGY FUND). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.



OTHER INVESTMENT COMPANIES (ING INTERNATIONAL EQUITY FUND). The Fund may invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.



To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Fund's purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the advisor of the ING Money Market Fund in which the Fund invests resulting from the Fund's investment into the ING Money Market Fund.



RULE 144A SECURITIES (GLOBAL SCIENCE AND TECHNOLOGY FUND). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.



SMALL- AND MID-CAPITALIZATION COMPANIES (BOTH FUNDS). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.



LENDING PORTFOLIO SECURITIES (BOTH FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrow-ers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.


PORTFOLIO TURNOVER (GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


OTHER RISKS

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7.00% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7.00% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid and may be difficult to value.

MANAGEMENT. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.


PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.



REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.



RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, a Fund may not be able to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid that registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.


U.S. GOVERNMENT SECURITIES AND OBLIGATIONS. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.


TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus applies at the time of investment.

MANAGEMENT OF THE FUNDS

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect-wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.


As of December 31, 2006, ING Investments managed approximately $[ ] billion in assets.


The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fees paid by each Fund for its most recent fiscal year as a percentage of that Fund's average daily net assets:


                                         MANAGEMENT
FUND                                        FEE
Global Science and Technology              1.05%
International Equity                       0.85%



For information regarding the basis for the Board of Directors ("Board") approval of the investment advisory and investment sub-advisory relationships, please refer to the Funds' semi-annual shareholder report dated April 30.


SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-adviser has at least in part, been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume the day-to-day portfolio management of the Fund.

ING Investments acts as a "manager-of-managers" for ING Global Science and Technology Fund. ING Investments delegates to the sub-adviser of ING Global Science and Technology Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of ING Global Science and Technology Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Fund's Board. ING Global Science and Technology Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board, to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. ING Global Science and Technology Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of ING Global Science and Technology Fund and its principal investment strategies may also change.


INTERNATIONAL EQUITY FUND



The following individuals share responsibility for the day-to-day management of International Fund.


Carl Ghielen, Portfolio Manager, has co-managed the Fund since 2002. He is responsible for stock selection as well as coordinating efforts on behalf of ING IM's international equity teams. Mr. Ghielen has 14 years of investment experience. Prior to joining ING IM in 2000, Mr. Ghielen worked for MN Services (a Dutch pension fund) as senior fund manager.

Martin Jansen, Portfolio Manager, has co-managed the Fund since 2002. He is responsible for stock selection. Mr. Jansen joined ING IM in 1997 as senior manager and has 25 years of investment experience. Prior to joining ING IM, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

ING INVESTMENT MANAGEMENT CO.


ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to International Equity Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Fund's Board.


Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.


As of December 31, 2006, ING IM managed approximately $[  ] billion in assets.



The principal address of ING IM is 230 Park Avenue, New York, New York 10169.



Prior to March 1, 2002 ING IM served as investment adviser to the Fund. There was no change in advisory fees paid by the Fund in connection with the change in investment adviser.



GLOBAL SCIENCE AND TECHNOLOGY FUND


BLACKROCK ADVISORS, LLC



BlackRock Advisors, LLC ("BlackRock Advisors" or "Sub-Adviser"), a Delaware limited liability company, serves as Sub-Adviser to the Fund and is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"). On September 29, 2006, BlackRock consummated a transaction with Merrill Lynch & Co., Inc. ("Merrill Lynch") whereby Merrill Lynch's investment management business combined with that of BlackRock to create a new independent company that is one of the world's largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed-income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.



The principal address of BlackRock is 100 Bellvue Parkway, Wilmington, Delaware 19809.



As of December 31, 2006, BlackRock Advisors and its affiliates had $[ ] trillion in investment company and other portfolio assets under management.


The following individuals share responsibility for the day-to-day management of ING Global Science and Technology Fund.


Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is head of BlackRock Advisors' Global Opportunities Team and is the strategist for all the teams portfolios. Mr. Callan has co-managed the Fund since 2004. Before becoming part of BlackRock Advisors, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.



Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager, is a senior member of BlackRock Advisors' Global Opportunities Team and is responsible for coverage of stocks in the technology sector for all of the team's portfolios. Ms Rosenbaum has co-managed the Fund since 2005. Prior to joining BlackRock Advisors in 1998, Ms. Rosenbaum was a healthcare analyst with the PNC Asset Management Group.



Erin Xie, Ph.D., Managing Director and Portfolio Manager, is a senior member of BlackRock Advisors' Global Opportunities Team and is responsible for coverage of stocks in the healthcare sector. Dr. Xie has co-managed the Fund since 2005. Before becoming part of BlackRock Advisors in 2005, Dr. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.


ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

HOW TO OPEN AN ACCOUNT If you wish to invest in a Fund, you must already be an existing customer of ING DIRECT (ING Bank, fsb) with an Orange Savings Account. You may then either apply online at www.ingdirect.com, or alternatively you may mail a completed and signed application to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

If you enclose a check, please ensure that it comes from your linked external checking account, unless the account is a rollover of an IRA or other retirement account, in which case, a check from the previous institution will suffice. If you are unable to invest at least $1,000 per Fund ($250 for IRA accounts) to start, you may open your account for as little as $100 and $75/month for a regular account or $50 and $25/month for an IRA account using the Automatic Investment Plan ("AIP"). An AIP will allow you to invest regular amounts at regular intervals.

CLASS O ELIGIBILITY

Class O shares are offered to:

- Customers purchasing shares through ING DIRECT Securities, Inc.

- Members of such other groups as may be approved by the Board from time to time.

HOW TO BUY SHARES

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY MAIL                           Complete and sign your account             Fill out the investment stub from your
                                     application, make your check payable to    confirmation statement or send a letter indicating
                                     ING DIRECT Fund and mail to:               your name, account number(s), the Fund(s) in which
                                                                                you wish to invest and the amount you want to
                                     ING DIRECT Securities, Inc.                invest in each Fund.
                                     P.O. Box 15647
                                     Wilmington, DE 19885-5647                  Make your check payable to ING DIRECT Fund and
                                                                                mail to:
                                     Your check must be drawn on a bank
                                     located within the United States and       ING DIRECT Securities, Inc.
                                     payable in U.S. dollars. Cash, credit      P.O. Box 15647
                                     cards and third party checks cannot be     Wilmington, DE 19885-5647
                                     used to open an account.
                                                                                Your check must be drawn on a bank located within
                                                                                the United States payable in U.S. dollars.
   -------------------------------------------------------------------------------------------------------------------------------
   BY OVERNIGHT COURIER              Follow the instructions above for "By      Follow the instructions above for "By Mail" but
                                     Mail" but send your completed              send your check and investment stub or letter to:
                                     application and check to:
                                                                                ING DIRECT Securities, Inc.
                                     ING DIRECT Securities, Inc.                1 South Orange Street
                                     1 South Orange Street                      Wilmington, DE 19801
                                     Wilmington, DE 19801
   -------------------------------------------------------------------------------------------------------------------------------
   ONLINE                            Complete your application online at        Log into your account at www.ingdirect.com and
                                     www.ingdirect.com.                         click the "Buy" button.

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY ELECTRONIC FUNDS TRANSFER      Follow the instructions above for "By      You may also purchase additional shares by
                                     Mail" but rather than send a check, be     Electronic Funds Transfer by calling
                                     sure to complete section 4 of the          1-866-BUY-FUND (866-289-3863).
                                     application.
   -------------------------------------------------------------------------------------------------------------------------------
   BY EXCHANGE                                                                  Submit a written request to the address listed
                                                                                above under "By Mail." Include:
                                                                                - Your name and account number
                                                                                - The name of the Fund into and out of which you
                                                                                  wish to exchange.
                                                                                - The amount to be exchanged and the signatures of
                                                                                  all shareholders.
                                                                                You may also exchange your shares by calling
                                                                                1-866-BUY-FUND (866-289-3863).
                                                                                Please be prepared to provide:
                                                                                - The Fund's name.
                                                                                - Your account number(s).
                                                                                - Your Social Security number or taxpayer
                                                                                  identification number.
                                                                                - Your address.
                                                                                - The amount to be exchanged.
                                                                                Additionally, you may log into your account at
                                                                                www.ingdirect.com and click the "Exchange" button.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing, online, or, in amounts up to $100,000, by telephone. A medallion signature guarantee is required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

The Funds normally intend to pay in cash for all shares redeemed, but under abnormal conditions that make payments in cash unwise, the Funds may make payments wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Funds could elect to make payments in securities for redemptions in excess of $250,000 or 1.00% of their net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

   REDEMPTIONS BY MAIL                   You may redeem shares you own in any Fund by sending written instructions to:
                                         ING DIRECT Securities, Inc.
                                         P.O. Box 15647
                                         Wilmington, DE 19885-5647
                                         Your instructions should identify:
                                         - The Fund's name.
                                         - The number of shares or dollar amount to be redeemed.
                                         - Your name and account number.
                                         Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY                        Call 1-866-BUY-FUND (866-289-3863). Please be prepared to provide your account number,
   TELEPHONE                             account name and the amount of the redemption, which must be no more than $100,000.
   --------------------------------------------------------------------------------------------------------------------------------
   ONLINE                                Log in to your account at www.ingdirect.com and click the "Sell" button.
                                         For IRA accounts, please submit a Redemption Form by fax to 1-866-327-4592 before 2 p.m.
                                         EST. The form may also be mailed to the address above. It is available for download online at www.ingdirect.com.

TIMING OF REQUESTS

Orders that are received by the Funds' Transfer Agent, or as otherwise provided below, before the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) will be processed at the net asset value per share calculated that business day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value ("NAV") calculated on the following business day.

Investors purchasing through ING DIRECT Securities, Inc. should refer to its materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

Class O shares are only offered through ING DIRECT Securities, Inc. More information may be found on the firm's website by going to www.ingdirect.com. The Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

BUSINESS HOURS Fund representatives are available from 9:00 a.m. to 4:00 p.m. Eastern time Monday through Friday.

NET ASSET VALUE The NAV per share for each class of each Fund is determined each business day as of Market Close. The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are no current market value quotations; and

- Securities that are restricted as to transfer or resale.


The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines their NAV per share.


CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds, ING Funds Distributor, LLC ("Distributor"), or a third-party selling you the Funds must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another Fund offering the same share class. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

FREQUENT TRADING -- MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.


Because the Funds invest in foreign securities, they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels or pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.


The Funds' Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Funds also reserve the right to modify the frequent trading-market timing policy at any time without prior notice, depend-ing on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

There is however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent short-term trades or certain other trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

ONLINE AND TELEPHONE EXCHANGE AND/OR REDEMPTION PRIVILEGES You automatically receive online and telephone exchange and redemption privileges when you establish your account. If you do not want these privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Online and telephone redemption requests will be accepted if the request is for a maximum of $100,000. Online and telephone redemption requests may not be accepted if you:

- Have submitted a change of address within the preceding 15 calendar days.
- Are selling shares in a retirement plan account held in a trust.

You may make account inquiry requests, purchases or redemptions online at: www.ingdirect.com.

The Funds reserve the right to amend online and telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

- AUTOMATIC INVESTMENT You can make automatic monthly investments in any Fund.

- TDD SERVICE Telecommunication Device for the Deaf ("TDD") services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

- TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts ("IRAs"), including Roth IRAs. Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, "ING") may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the Shareholder Servicing Payments made by a Fund under the Shareholder Servicing (12b-1) agreements. The payments made under this arrangement are paid by the Adviser or the Distributor. Additionally, if a Fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Funds advised by ING meets certain target levels or increases over time.


The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.


The Funds' Adviser or Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-Advisers of a fund may contribute to non-cash compensation arrangements.


Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc.; A.G. Edwards & Sons; Charles Schwab & Co. Inc.; Citigroup; Directed Services, Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors, LLC; ING Financial Partners, Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services Inc.; Raymond James Financial Services; RBC Dain Rauscher, Inc.; UBS Financial Services Inc.; Wachovia Securities, Inc.; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

DIVIDENDS AND DISTRIBUTIONS


DIVIDENDS Dividends are declared and paid annually.


CAPITAL GAINS DISTRIBUTIONS Capital gains distributions, if any, are paid on an annual basis. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Distributions are normally expected to consist primarily of capital gains.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

- FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

- CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

- ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-866-BUY-FUND (866-289-3863) or speak to your investment professional. We will begin sending you individual copies thirty (30) days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until a Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences of an investment in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by a Fund. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing their U.S. federal income tax liability. Each Fund will notify you if it makes this election.

Please see the SAI for further information regarding tax matters.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights are intended to help you understand each Fund's Class O shares' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual shareholder report which is incorporated by reference into the SAI and is available upon request.

GLOBAL SCIENCE AND TECHNOLOGY FUND                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                  CLASS O
                                                        ------------------------------------------------------------
                                                         YEAR ENDED     FIVE MONTHS     YEAR ENDED      SEVEN MONTHS
                                                         OCTOBER 31,       ENDED          MAY 31,          ENDED
                                                        -------------   OCTOBER 31,   ---------------     MAY 31,
                                                        2006    2005      2004(1)      2004     2003      2002(2)
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $           3.48        3.62       3.08     3.83       3.90
Income (loss) from investment operations:
Net investment loss                                  $          (0.03)      (0.02)     (0.04)   (0.03)     (0.02)
Net realized and unrealized gain (loss) on
  investments                                        $           0.39       (0.12)      0.58    (0.72)     (0.05)
Total from investment operations                     $           0.36       (0.14)      0.54    (0.75)     (0.07)
Net asset value, end of period                       $           3.84        3.48       3.62     3.08       3.83
TOTAL RETURN(4)                                      %          10.34       (3.87)     17.53   (19.58)     (1.80)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $         15,702      11,808     11,509    1,935        610
Ratios to average net assets:
Net expenses after expense reimbursement(5)(6)       %           1.75        1.75       1.80     1.75       1.75
Gross expenses prior to expense reimbursement(5)     %           2.10        2.04       2.23     3.04       2.60
Net investment loss after expense
  reimbursement(5)(6)                                %          (1.04)      (1.53)     (1.61)   (1.48)     (1.73)
Portfolio turnover rate                              %            128          48        121       28         59


(1) The Fund changed its fiscal year end to October 31.

(2) The Fund changed its fiscal year end to May 31.

(3) Commencement of operations.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5) Annualized for periods less than one year.

(6) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

FINANCIAL HIGHLIGHTS                                   INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ending October 31, 2003 through 2006, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ending October 31, 2002, the financial statements have been audited by other independent registered public accounting firms.



                                                                                     CLASS O
                                                                    -----------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                                    -----------------------------------------
                                                                    2006    2005     2004     2003    2002(1)
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $           7.42     6.57     5.45     7.28
Income (loss) from investment operations:
Net investment income (loss)                                     $           0.10*    0.05     0.02     0.01*
Net realized and unrealized gain (loss) on investments           $           1.36     0.89     1.11    (1.84)*
Total from investment operations                                 $           1.46     0.94     1.13    (1.83)
Less distributions from:
Net investment income                                            $           0.05     0.09     0.01       --
Total distributions                                              $           0.05     0.09     0.01       --
Net asset value, end of period                                   $           8.83     7.42     6.57     5.45
TOTAL RETURN(3)                                                  %          19.80    14.50    20.87   (25.14)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $         31,125   13,981    4,546      854
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)                   %           1.60     1.60     1.60     1.61
Gross expenses prior to expense reimbursement(4)                 %           1.79     1.83     2.04     1.98
Net investment income (loss) after expense
  reimbursement(4)(5)                                            %           1.18     0.59     0.43     0.17
Portfolio turnover rate                                          %            102      144      102      299


(1) Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less then one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the SEC.

Please write, call, or visit our websites for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other information about the Funds.

To make shareholder inquiries contact:

ING DIRECT SECURITIES, INC.
P.O. Box 15647
Wilmington, DE 19885-5647

1-866-BUY-FUND (866-289-3863)

Or visit the Distributor's website for a free copy of the Funds' Prospectus or SAI at www.ingdirect.com.

Or visit the Funds' website for a free copy of the Funds' annual/semi-annual shareholder reports at www.ingfunds.com.

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: PUBLICINFO@SEC.GOV

Or obtain the information at no cost by visiting the SEC's internet website at WWW.SEC.GOV.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:


ING Series Fund, Inc.  811-6352
  ING Global Science and Technology Fund
  ING International Equity Fund

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2007


                              ING SERIES FUND, INC.
                         7337 East Doubletree Ranch Road
                            Scottsdale, AZ 85258-2034
                                 (800) 992-0180


                     ING Global Science and Technology Fund
                         ING International Equity Fund
                    (formerly, ING International Growth Fund)


                  CLASS A, CLASS B, CLASS C AND CLASS I SHARES


          This Statement of Additional Information ("SAI") relates to the series listed above (each a "Fund" and collectively the "Funds") of ING Series Fund, Inc. ("Company"). A prospectus or prospectuses (each, a "Prospectus" and collectively, the "Prospectuses") for the Funds dated February 28, 2007, which provide the basic information you should know before investing in the Funds, may be obtained without charge from the Funds or the Funds' principal underwriter, ING Funds Distributor, LLC ("Distributor"), at the address listed above. This SAI is not a prospectus, but is incorporated herein by reference, and should be read in conjunction with the current Prospectuses, each dated February 28, 2007, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

          The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. The Funds' financial statements and the independent registered public accounting firm's report thereon, included in the annual shareholder report dated October 31, 2006, are incorporated herein by reference. Copies of the Funds' Prospectuses and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Funds at the address and phone number written above. Terms used in this SAI have the same meaning as in the Prospectuses, and some additional terms are defined particularly for this SAI.

                                TABLE OF CONTENTS


HISTORY OF THE COMPANY                                                         3
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENT AND RISK                           4
FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES                              43
DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES                                 46
MANAGEMENT OF THE COMPANY                                                     48
CODE OF ETHICS                                                                57
PROXY VOTING PROCEDURES                                                       57
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                    58
ADVISER                                                                       58
ADVISORY FEE                                                                  59
EXPENSE LIMITATION AGREEMENT                                                  60
SUB-ADVISERS                                                                  60
RULE 12B-1 PLANS                                                              67
ADMINISTRATOR                                                                 69
CUSTODIAN                                                                     70
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 70
TRANSFER AGENT                                                                70
BROKERAGE ALLOCATION AND TRADING POLICIES                                     70
PURCHASE AND REDEMPTION OF SHARES                                             72
NET ASSET VALUE                                                               77
DISTRIBUTOR                                                                   85
CALCULATION OF PERFORMANCE DATA                                               89
PERFORMANCE COMPARISONS                                                       91
FINANCIAL STATEMENTS                                                          92
APPENDIX A                                                                    93

                             HISTORY OF THE COMPANY


          The Company is a Maryland corporation registered as a diversified, open-end management investment company. The Company was organized in June 1991 and currently consists of the 15 separately managed series:


          This SAI pertains only to ING Global Science and Technology Fund and ING International Equity Fund.


          INCORPORATION. The Company was incorporated under the laws of the state of Maryland on June 17, 1991.

          SERIES AND CLASSES. The Company currently offers multiple series. Only ING Global Science and Technology Fund and ING International Fund are offered through this SAI and the corresponding Prospectuses.


          The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI.

          Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class;
(b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class A, B, C and I shares are offered through this SAI and the corresponding Prospectuses.

          CAPITAL STOCK. Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that the Fund's Class B shares automatically convert to Class A shares after 8 years. A shareholder's Class B shares will automatically convert to Class A shares in a Fund on the second calendar day of the following month in which the eighth anniversary of the issuance of the Class B shares occurs, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B shares acquired initially through funds that were apart of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. Each share of each Fund has the same rights to share in dividends declared by the Fund for that share class. Upon liquidation of a Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

          VOTING RIGHTS. Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

          SHAREHOLDER MEETINGS. The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended ("1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

          1940 ACT CLASSIFICATION. The Company is a diversified, open-end management investment company, as those terms are defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

              SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENT AND RISK

DIVERSIFICATION


     Each Fund is "diversified" within the meaning of the Investment Company Act of 1940. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose, other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).


INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

          The table on the following pages identifies various securities and investment techniques used by the adviser or sub-advisers in managing the Funds described in this SAI. The table has been marked to indicate those securities and investment techniques that the adviser and the sub-advisers may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this SAI, as well as the federal securities laws. There can be no assurance that either of the Funds will achieve their investment objectives. The Funds' policies, investment strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy. See each Fund's fundamental investment restrictions for further information.

                                                                                 ING                  ING
                                                                         GLOBAL SCIENCE AND      INTERNATIONAL
                               INVESTMENTS                                 TECHNOLOGY FUND        EQUITY FUND
----------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENTS
   Common Stock                                                                   X                   X
   Convertible Securities                                                         X                   X
   Preferred Stock                                                                X                   X
   Synthetic Convertible Securities(1)                                            X
   IPOs                                                                           X                   X
FOREIGN AND EMERGING MARKET INVESTMENTS
   ADRs / EDRs/ GDRs                                                              X                   X
   Eurodollar/Yankee                                                              X                   X
   Dollar Instruments(2)
   Eurodollar Convertible Securities(2)                                           X                   X
   Foreign and Emerging Market Securities                                         X                   X
   Foreign Bank Obligations(2)                                                    X                   X
   Foreign Currency Exchange Transactions(7)                                      X                   X
   Foreign Mortgage-Related Securities(2)                                         X                   X
   International Debt Securities                                                  X                   X
   Sovereign Debt Securities                                                      X                   X
   Supranational Agencies(2,3)                                                    X                   X
FIXED-INCOME INVESTMENTS
   ARMs                                                                           X                   X
   Asset-Backed Securities (non-Mortgage)(2)                                      X                   X
   Banking Industry Obligations/Short-Term Investments(2)                         X                   X
   Corporate Debt Securities                                                      X                   X
   Credit-Linked Notes(2)                                                         X                   X
   Floating or Variable Rate Instruments(2)                                       X                   X
   GICs(2)                                                                        X                   X
   Government Trust Certificates(2)                                               X                   X
   GNMA Certificates(2)                                                           X                   X
   High Yield Securities(4)                                                       X                   X
   Mortgage Related Securities(2)                                                 X                   X
   Municipal Securities(2)                                                        X                   X
   Municipal Lease Obligations(2)                                                 X                   X
   Savings Association Obligations(2,5)                                           X                   X
   Tax Exempt Industrial Development Bonds and Pollution Control Bonds            X                   X
   Subordinated Mortgage Securities                                               X                   X
   Interest/Principal Only Stripped Mortgage Backed Securities(2)                 X                   X
   U. S. Government Securities(2,5)                                               X                   X
   Zero Coupon and Pay-In-Kind(2)                                                 X                   X
OTHER INVESTMENTS
   Derivatives(9)                                                                 X                   X
      DEALER OPTIONS(6)                                                           X                   X
      FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS(6)                          X                   X
      FOREIGN CURRENCY OPTIONS                                                    X                   X
      FORWARD CURRENCY CONTRACTS(6)                                               X                   X
      FOREIGN FUTURE CONTRACTS AND FOREIGN OPTIONS(7)                             X                   X
      FORWARD FOREIGN CURRENCY CONTRACTS(7)                                       X                   X
      INDEX-, CURRENCY-, AND EQUITY-LINKED SECURITIES(6)                          X                   X
      OPTIONS ON FUTURES(6)                                                       X                   X
      OVER THE COUNTER OPTIONS(6)                                                 X                   X
      PUT AND CALL OPTIONS(6,8)                                                   X                   X
      STOCK INDEX OPTIONS(6)                                                      X                   X
      STRADDLES(6)                                                                X                   X
      WARRANTS                                                                    X                   X
   Other Investment Companies(10)                                                 X                   X

                                                                                 ING                  ING
                                                                         GLOBAL SCIENCE AND     INTERNATIONAL
                               INVESTMENTS                                 TECHNOLOGY FUND       EQUITY FUND
----------------------------------------------------------------------------------------------------------------
   Private Funds                                                                  X                   X
   Real Estate Securities                                                         X                   X
   Restricted and Illiquid Securities                                             X                   X
   TBA Sale Commitments                                                           X                   X
INVESTMENT TECHNIQUES
   Borrowing                                                                      X                   X
   Lending of Portfolio Securities                                                X                   X
   Repurchase Agreements                                                          X                   X
   Reverse Repurchase Agreements and Dollar Rolls                                 X                   X
   Securities, Interest Rate and Currency Swaps(9)                                X                   X
   Short Sales                                                                    X                   X
   Temporary Defensive and Short-Term Positions                                   X                   X
   When-Issued Securities and Delayed Delivery Transactions                       X                   X


(1) A Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

(2) The Funds may only invest in such instruments (which must be of high quality and short duration) for temporary and defensive or cash management purposes.

(3) Other than for temporary and defensive or cash management purposes each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.

(4) Each Fund will not invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's or if unrated, considered by the sub-adviser to be of comparable quality).

(5) The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

(6) For purposes other than hedging, each Fund will invest no more than 5% of its assets in such instruments. With respect to futures, the 5% limit is calculated with reference to the national value of the futures contracts.

(7)  A Fund may only invest in such instruments for the purposes of hedging.

(8) Each Fund is prohibited from having written put and call options outstanding at any one time on more than 30% of its total assets. Each Fund will not write a put if it will require more than 50% of a Fund's net assets to be designated to cover all put obligations. Each Fund may not buy options if more than 3% of its assets immediately following such purchase would consist of put options. Each Fund may purchase and sell put and call options on equity securities only to close out positions previously opened. Each Fund will not write a call option on a security unless the call is "covered" (i.e. it already owns the underlying security). Each Fund may purchase put options when the adviser or sub-adviser, believed that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

(9) A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


(10) The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


EQUITY INVESTMENTS

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

          COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Except for ING Global Science and Technology Fund, which may concentrate, such investments maybe diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

          Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

          A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

          The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

          "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

INITIAL PUBLIC OFFERINGS

          Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

          The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to a Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

          The effect of an IPO investment can have a magnified impact on a Fund's performance when the Fund's asset bases are small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Fund's assets as it increases in size and, therefore, have a more limited effect on the Fund's performance.

          There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for a Fund to realize a profit.

FOREIGN AND EMERGING MARKET INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, GLOBAL DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

          American Depositary Receipts ("ADRs"), Global Depositary ("GDRs") and European Depositary Receipts ("EDRs") or other similar securities represent securities of foreign issuers. These securities are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities, ADRs are typically designed for U.S. investors and held either in physical form or in book entry form. EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically, these securities are traded on the Luxembourg exchange in Europe. Generally, ADRs, in registered form, are designed for use in the U.S. Securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

          Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U. S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

EURODOLLAR CONVERTIBLE SECURITIES

          Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges.

FOREIGN AND EMERGING MARKET SECURITIES

          Securities of foreign issuers have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U. S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

          Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

          Although each Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by a Fund on these investments.

          The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

FOREIGN BANK OBLIGATIONS

          Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

          Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Each Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Funds' portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

          Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN MORTGAGE-RELATED SECURITIES

          Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

INTERNATIONAL DEBT SECURITIES

          International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

          In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. Each Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

          Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of each Fund's investment income may be received or realized in foreign currencies, a Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Exchange Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

          RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

          The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund if it invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased and re-registered in the name of that Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.

          Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

          In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Funds' investments in certain foreign banks and other financial institutions.

          FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

RISKS OF INVESTING IN FOREIGN SECURITIES

Investments in foreign securities involve certain inherent risks, including the following:

          MARKET CHARACTERISTICS. Settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

          LEGAL AND REGULATORY MATTERS. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

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          TAXES. The interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

          COSTS. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser's or sub-adviser's assessment of prevailing market, economic and other conditions.

SOVEREIGN DEBT SECURITIES


          Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which a Fund may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in echange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issed by other emerging countries.


SUPRANATIONAL AGENCIES

          Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

FIXED-INCOME SECURITIES

ADJUSTABLE RATE MORTGAGE SECURITIES

          Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

          There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

ASSET-BACKED SECURITIES (NON-MORTGAGE)


          Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, each Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and a Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.


          Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

          Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

          The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.


          The coupon rate, of interest on mortgage-related and asset-backed securities, is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS/SHORT-TERM INVESTMENTS


          Banking industry obligations include certificates or deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.


          A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

          For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

          In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in its Prospectuses, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

CORPORATE DEBT SECURITIES

          Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yeild Securities" below.

          Debt obligations that are deemed investment grade carry a rating of at least Baa- from Moody's or BBB- from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa- or BBB-have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

CREDIT-LINKED NOTES

          A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for either Fund in accordance to each Fund's investment objective. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Funds cannot assure that it can implement a successful strategy regarding this type of investments.




FLOATING OR VARIABLE RATE INSTRUMENTS

          Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) a Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. Each Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. Each Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GUARANTEED INVESTMENT CONTRACTS

          Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GOVERNMENT TRUST CERTIFICATES

          Government Trust Certificates represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES


          Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the U.S. government.


          GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

          GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.


          GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA Certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA Certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA Certificates as 30-year securities which prepay fully in the 12th year.

          GNMA Certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees,

GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.


          Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA Certificates. Because of the variation in the life of the pools of mortgages which back various GNMA Certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which a Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA Certificate included in such a portfolio as described.

          The actual rate of prepayment for any GNMA Certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA Certificates tends to be concentrated in issues bearing the current coupon rate.

          Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Fund's policy to record these GNMA Certificates on trade date, and to segregate assets to cover its commitments on trade date as well.


GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

          GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to a Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Fund engages in when-issued and delayed-delivery transactions, a Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in a Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). The adviser or aub-adviser each does not believe that a Fund's NAV or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. A Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES

          High yield securities are debt securities that are rated lower than "Baa-" by Moody's Investors Service or "BBB-" by Standard & Poor's Corporation, or of comparable quality if unrated.

          High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

          High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value ("NAV"). The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

          The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

          Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

RISKS ASSOCIATED WITH HIGH-YIELD SECURITIES:

          The medium- to lower-rated and unrated securities in which the Funds invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

          HIGH YIELD BOND MARKET. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

          SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

          Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset value. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

          PAYMENT EXPECTATIONS. High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

          LIQUIDITY AND VALUATION RISKS. Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

          TAXATION. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

          LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the sub-adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of each Fund's investment objective may be more dependent on the sub-adviser's own credit analysis than might be the case for a fund which does not invest in these securities.

MORTGAGE-RELATED SECURITIES


          The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Federal mortgage-related securities include obligations issued or guaranteed by GNMA, FNMA, and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the U.S. government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "U.S. Government Securities."


          Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and a Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

          CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.


          CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

          RISKS OF MORTGAGE-RELATED INVESTMENT. Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES


          Municipal securities are debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

          In general, municipal securities debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance

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outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

          The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

          Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

          Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

          MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

          INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

          MUNICIPAL LEASE OBLIGATIONS. These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

          The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the adviser or sub-adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.


          SHORT-TERM MUNICIPAL OBLIGATIONS. These securities include the following:


          TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

          REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

          BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

          CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

          SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SAVINGS ASSOCIATION OBLIGATIONS


          The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS


          Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

SUBORDINATED MORTGAGE SECURITIES

          Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal payments, interest or any combination thereof to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

          The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

          In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

          A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

          A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

          The adviser or sub-advisers will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The adviser or sub-advisers have developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. A Fund seeks opportunities to acquire subordinated residential mortgage securities when, in the view of the adviser or sub-advisers, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES


          Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

U. S. GOVERNMENT SECURITIES


          Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitment. A Fund will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.


ZERO COUPON AND PAY-IN-KIND SECURITIES

          Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

          The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

OTHER INVESTMENTS

DERIVATIVES

          Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, a Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner, as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

          The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly. If the sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.


          A Fund might not employ any of the strategies described below, and assurance can be given that any strategy used will succeed. If the adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, a Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of relates investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause a Fund to realize higher amounts of short-term capital gains generally or cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

DEALER OPTIONS

          Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if that Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.


          Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, that Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While a Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund might be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.


          The Staff of the SEC takes the position that purchased dealer options are illiquid securities. Each Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, a Fund will treat dealer options as subject to that Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS


          A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).


          A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

          Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

          The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

          When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund may not be successful and that Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken.

          Investments in futures contracts on fixed-income securities involve the risk that if an adviser's or a sub-adviser's judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, a Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

          Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

          Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Funds' futures contracts. A margin deposit is intended to assure the Funds' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

          If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

          When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

          Each Fund can buy and write (sell) options on futures contracts.

          POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require that Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Funds' ability to effectively hedge its portfolio, or the relevant portion thereof.

          The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

FORWARD CURRENCY CONTRACTS

          Each Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, a Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the

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event of rate fluctuations adverse to the Funds' position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS

          Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association ("NFA"), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

          ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS CFTC regulations require that to prevent a Fund from being a commodity pool a Fund enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, a Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by a Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

          Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

          The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.


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

          At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

          The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

          Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

          FOREIGN CURRENCY OPTIONS. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put and call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

          SWAP TRANSACTIONS. The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. Each Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

          RISKS OF INVESTING IN OPTIONS There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions


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

or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

          In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" above.

FORWARD FOREIGN CURRENCY CONTRACTS

          Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. A Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

          Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

          The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the


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

foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

          At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

          The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

          Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each of the Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES


          "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note ("S&P 500(R) Index") depend on the performance of one or more market indices, such as the Standard &Poors 500(R) Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.


          Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the sub-adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the sub-adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

OPTIONS ON FUTURES

          A futures option gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified


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

exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by a Fund.

OVER-THE-COUNTER OPTIONS

          The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. Each Fund will write OTC Options only with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, a Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the adviser. Under these special arrangements, a Fund will enter into contracts with primary dealers that provide that a Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by a Fund. Under such circumstances, a Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Funds' repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, a Fund might pay more to repurchase the OTC Option contract than a Fund would pay to close out a similar exchange traded option.

PUT AND CALL OPTIONS

          A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. Each Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the sub-adviser.


          The Funds will not write call options on when-issued securities. The Funds purchases call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. Each Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that a Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

          So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer, through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.


          When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the


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

price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

          An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).


          A Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or [market indices] is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Funds' obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

          In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer, through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.


          If a put option is sold by a Fund, a Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

          The purchase of put options may be used to protect the Funds' holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by a Fund when it does not hold the underlying security.

          The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.


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

          Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. Each Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

STOCK INDEX OPTIONS

          Stock Index options include put and call options with respect to the S&P 500(R) and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of a Fund.

          The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the adviser or each sub-adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.


          Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, a Fund could be unable to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund. The Fund purchases put or call options only with respect to an index which the adviser or each sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.


STRADDLES

          A Straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of a Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

WARRANTS

          A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).


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

OTHER INVESTMENT COMPANIES

          An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Fund invests in other investment companies, shareholders of a Fund bear their proportionate share of the underlying investment companies' fees and expenses.

          EXCHANGE-TRADED FUNDS ("ETFS"). An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if a Fund elects to redeem its ETF shares rather than selling them on the secondary market, a Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a Fund invests in ETF's, shareholders of a Fund bear their proportionate share of the underlying ETF's fees and expenses.

          HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRS"). HOLDRs are trust-issued receipts that represent the Funds' beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Funds' investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.


PRIVATE FUNDS


          U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in sections 3(c)(1) or 3(c)(7) of the 1940 Act, a Fund's ability to invest in them will be limited. In addition, a Fund's shareholders will remain subject to a Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of a Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of a Fund's entire investment in the Private Fund.

          Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, a Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. A Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

          The pooled investments allow a Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact a Fund significantly. However, each Fund bears any expenses incurred by the trust. In addition, a Fund assumes the liquidity risks generally associated the privately offered pooled investments.


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          Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

          A Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

          Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.


REAL ESTATE SECURITIES


          Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

          Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES


          A Fund may invest in a restricted security or an illiquid security if the sub-adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

          Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the



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value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

          Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TO BE ANNOUNCED SALE COMMITMENTS

          Each Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. Each Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, a Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, a Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

                              INVESTMENT TECHNIQUES

BORROWING

          A Fund may borrow from banks. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

          Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


LENDING OF FUND SECURITIES


          In order to generate additional income, a Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Funds' total assets. No lending may be made with any companies affiliated with the adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. A Fund might experience a loss if the financial institution defaults on the loan. The Fund seeks to mitigate this risk through contracted indemnification upon default.

          The borrower at all times during the loan must maintain with a Fund cash or cash equivalent collateral or provide to a Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Fund any interest paid on such securities, and a Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of a Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in a Fund. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. A Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS


          Repurchase agreements may be considered to be loans by a Fund for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, a Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

          Reverse repurchase agreement transactions involve the sale of U.S. government securities held by a Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, a Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Funds' holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Funds' net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of


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

maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

          In order to enhance portfolio returns and manage prepayment risks, the Funds may engage in dollar roll transaction. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.


          Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.


SECURITIES, INTEREST RATE AND CURRENCY SWAPS

          Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. Each Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES

          A Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as SHORT SALES "AGAINST THE BOX"). In a short sale that is not "against the box," a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. A Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. A Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until a Fund replaces the security, the proceeds of the short sale are retained by the broker, and a Fund must pay to the broker a negotiated portion of any dividends or interest, which


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accrue during the period of the loan. To meet current margin requirements, a
Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).


          Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.


          If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.


          A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

          In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Funds' total assets, taken at market value.



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          The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of a Fund as a regulated investment company. See "Dividends, Distributions and Taxes" below.

TEMPORARY DEFENSIVE AND SHORT-TERM POSITIONS


          A Fund may invest in short-term, high-quality debt instruments and in U.S. government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the sub-adviser's determination to do so within the investment guidelines and policies of a Fund; (iii) to permit a Fund to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. Each Fund will invest in short-term instruments that do not have a maturity of greater than one year.


WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

          In order to secure prices or yields deemed advantageous at the time a Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. Each Fund may also enter into forward commitments. A Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. A Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. A Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but a Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than a Fund's payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.


                             INVESTMENT RESTRICTIONS


          All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.


                       FUNDAMENTAL INVESTMENT RESTRICTIONS

          The investment objective of each Fund is fundamental and may not be changed without a shareholder vote. Each Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a "majority" of each Fund's outstanding voting securities, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of (1) 67% or more of a Fund's shares present at a meeting of shareholders at which the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy; or (2) more than 50% of each Fund's outstanding voting securities.

          As a matter of fundamental policy, each Fund may not:

1. Hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are excluded from this restriction;

2. Concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to a Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Further, ING Global Science and Technology Fund will classify science and technology stocks as separate industries according to service type, including, but not limited to, semiconductors, biotechnology, pharmaceuticals, telecom, and internet software and services;

3. Make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of a Fund's total assets;

4. Issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with a Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exceptive order; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;


5. Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

6. Invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

7. Borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of a Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, a Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

8. Act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, a Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 ("1933 Act").


                       NON-FUNDAMENTAL INVESTMENT POLICIES


          The Board has adopted the following non-fundamental investment restrictions which may be changed by the Board and without shareholder vote. Each Fund will not:

1. Except for ING Global Science and Technology Fund, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of a Fund, as described in this SAI and in the Prospectuses;

2.   Invest in companies for the purpose of exercising control or management;

3. Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

4. Invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The applicable adviser or sub-adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

5. Invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by a sub-adviser to be of comparable quality).

          With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by the Bloomberg Industry Group for ING International Fund and Standard Industrial Classification ("SIC") Codes for ING Global Science and Technology Fund. Each sub-adviser believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.


          ING Global Science and Technology Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the science and global technology sectors in a number of countries outside the United States. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                               PORTFOLIO TURNOVER

          A change in securities held in the portfolio of a Fund is known as "portfolio turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however, the rate will be higher when a Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of capital gains by the Funds. Each Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.




                  DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES

          Each Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

          In addition, each Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (e.g., the Funds will post the quarter-ending June 30 holdings on August 1).

          Each Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

          Investors (both individual and institutional), financial intermediaries that distribute each Fund's shares and most third parties may receive a Fund's annual or semi-annual shareholder reports, or view on ING's website, a Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

          Other than in regulatory filings or on ING's website, a Fund may provide its portfolio holdings to certain unaffiliated third parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, a Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Fund's disclosure of its portfolio holdings may include disclosure:


     - To a Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;


     - To financial printers for the purpose of preparing Fund regulatory filings;

     -    For the purpose of due diligence regarding a merger or acquisition;


     - To a new adviser or sub-adviser prior to the commencement of its management of a Fund;


     - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's (such agencies may receive more data from the Funds than is posted onto the Funds' website);

     - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Funds;

     - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting a Fund;


     - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders; or

     - To certain third parties, on a weekly basis with no lag time, that have financed a Fund's Class B shares.

          In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.


          The Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of a Fund's adviser, sub-advisers, principal underwriter or any affiliated person of a Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize a Fund's administrator to implement the Board's Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-advisers, principal underwriter and their affiliates. The Board has authorized the senior officers of a Fund's administrator to authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Funds' administrator reports quarterly to the Board regarding the implementation of the Policies.


          Each Fund has the following ongoing arrangements with certain third parties to provide a Fund's full portfolio holdings:

                                                                     TIME LAG BETWEEN
                                                                    DATE OF INFORMATION
                                                                   AND DATE INFORMATION
PARTY                                PURPOSE           FREQUENCY         RELEASED
---------------------------------------------------------------------------------------
Societe Generale            Class B shares financing     Weekly            None
Constellation

Institutional Shareholder   Proxy Voting                 Daily             None
Services, Inc.              & Class Action
                            Services

Charles River               Compliance                   Daily             None
Development


          All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Fund and its shareholders The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's legal department. All waivers and exceptions involving any of the Funds will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Funds, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                            MANAGEMENT OF THE COMPANY


Set forth in the table below is information about each Director of the Company.


                                                                                              NUMBER OF
                                                 TERM OF                                       FUNDS IN
                                 POSITION(S)   OFFICE AND                                        FUND
                                    HELD        LENGTH OF                                      COMPLEX         OTHER BOARD
                                   WITH THE       TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY       MEMBERSHIPS
     NAME, ADDRESS AND AGE         COMPANY      SERVED(1)         THE PAST 5 YEARS           DIRECTOR(2)     HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

DR. ALBERT E. DEPRINCE, JR.      Director     June 1998     Professor of Economics and           |__|     Academy of Economics
7337 East Doubletree Ranch Road               - Present     Finance, Middle Tennessee State               and Finance (February
Scottsdale, AZ 85258                                        University (August                            2005 - Present).
Age: 65                                                     1991 - Present).

MARIA THERESA FIGHETTI           Director     April 1994    Retired. Formerly, Associate         |__|     None.
7337 East Doubletree Ranch Road               - Present     Commissioner/Attorney, New York
Scottsdale, AZ 85258                                        City Department of Mental
Age: 63                                                     Health (July 1973 - October
                                                            2002).

SIDNEY KOCH                      Director     April 1994    Self-Employed Consultant (June       |__|     None.
7337 East Doubletree Ranch Road               - Present     2000 - Present).
Scottsdale, AZ 85258
Age: 71

DR. CORINE T. NORGAARD           Director     June 1991     Retired. Formerly, President,        |__|     Mass Mutual Corporate
7337 East Doubletree Ranch Road               - Present     Thompson Enterprises (September               and Participation
Scottsdale, AZ 85258                                        2004 -September 2005); and Dean               Investors (April 1997
Age: 69                                                     of the Barney School of                       - Present); Mass
                                                            Business, University of                       Mutual Premier Series
                                                            Hartford, (August 1996 - June                 (December 2004 -
                                                            2004).                                        Present); and Mass
                                                                                                          Mutual MML Series II
                                                                                                          (April 2005 -
                                                                                                          Present).


                                       48


EDWARD T. O'DELL                 Director     June 2002     Retired. Formerly, Partner of        |__|     None.
7337 East Doubletree Ranch Road               - Present     Goodwin Procter LLP (June 1966
Scottsdale, AZ 85258                                        - September 2000).
Age: 71

JOSEPH E. OBERMEYER              Director     January 2003  President, Obermeyer &               |__|     None.
7337 East Doubletree Ranch Road               - Present     Associates, Inc. (November 1999
Scottsdale, AZ 85258                                        - present).
Age: 49


(1)  Directors serve until their successors are duly elected and qualified.

(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

OFFICERS


Information about the Funds' Officers are set forth in the table able below:



                                       POSITIONS HELD WITH THE          TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE                          COMPANY               LENGTH OF TIME SERVED (1)             LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
SHAUN P. MATHEWS                 President and Chief Executive       November 2006 - Present    President and Chief Executive
7337 East Doubletree Ranch Road  Officer                                                        Officer, ING Investments, LLC (2)
Scottsdale, AZ 85258                                                                            (December 2006 - Present); Head
Age: 51                                                                                         of ING USFS Mutual Funds and
                                                                                                Investment Products (October 2004
                                                                                                - Present); CMO, INF USFS (April
                                                                                                2002 - October 2004); Head of
                                                                                                Rollover/Payout (October 2001 -
                                                                                                December 2003).

MICHAEL J. ROLAND                Executive Vice President            April 2002 - Present       Executive Vice President, ING
7337 East Doubletree Ranch Road                                                                 Investments, LLC(2) (December 2001 -
Scottsdale, AZ 85258                                                                            Present). Formerly, Chief Compliance
Age: 48                                                                                         Officer, ING Investments, LLC(2),
                                                                                                ING Life Insurance and Annuity
                                                                                                Company, and Directed Services, Inc.
                                                                                                (October 2004 - December 2005);
                                                                                                Chief Financial Officer and
                                                                                                Treasurer, ING Investments, LLC(2)
                                                                                                (December 2001 - March 2005); and
                                                                                                Senior Vice President, ING
                                                                                                Investments, LLC(2) (June 1998 -
                                                                                                December 2001).

STANLEY D. VYNER                 Executive Vice President            March 2002 - Present       Executive Vice President, ING
7337 East Doubletree Ranch Road.                                                                Investments, LLC(2) (July 2000 -
Scottsdale, AZ 85258                                                                            Present) and Chief Investment Risk
Age: 56                                                                                         Officer, ING Investments, LLC(2)
                                                                                                (January 2003 - Present). Formerly,
                                                                                                Chief Investment Officer of the
                                                                                                International Portfolios, ING
                                                                                                Investments, LLC(2) (August 2000 -
                                                                                                January 2003).

JOSEPH M. O'DONNELL              Executive Vice President            March 2006 - Present       Chief Compliance Officer of the ING
7337 East Doubletree Ranch Road                                                                 Funds (November 2004 - Present) and
Scottsdale, AZ 85258             Chief Compliance Officer                                       ING Investments, LLC(2), ING Life
Age: 52                                                              November 2004 - Present    Insurance and Annuity Company and
                                                                                                Directed Services, Inc. (March 2006
                                                                                                - Present) and Executive Vice
                                                                                                President of the ING Funds (March
                                                                                                2006 - Present). Formerly, Vice
                                                                                                President, Chief Legal Counsel,
                                                                                                Chief Compliance Officer and
                                                                                                Secretary of Atlas Securities, Inc.,
                                                                                                Atlas Advisers, Inc. and Atlas Funds
                                                                                                (October 2001 - October 2004); and
                                                                                                Chief Operating Officer and General
                                                                                                Counsel of Matthews International
                                                                                                Capital Management LLC and Vice
                                                                                                President and Secretary of Matthews
                                                                                                International Funds (August 1999 -
                                                                                                May 2001).

                                       POSITIONS HELD WITH THE          TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE                          COMPANY               LENGTH OF TIME SERVED (1)             LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
ROBERT S. NAKA                   Executive Vice President and Chief  March 2006 - Present       Executive Vice President and Chief
7337 East Doubletree Ranch Road  Operating officer                                              Operating Officer, ING Funds
Scottsdale, AZ 85258                                                                            Services, LLC(3) and ING
Age: 43                          Assistant Secretary                 March 2002 - Present       Investments, LLC(2) (March 2006 -
                                                                                                Present); and Assistant Secretary,
                                                                                                ING Funds Services, LLC(3) (October
                                                                                                2001 - Present). Formerly, Senior
                                                                                                Vice President, ING Investments,
                                                                                                LLC(2) (August 1999 - March 2006).

TODD MODIC                       Senior Vice President,              March 2005 - Present       Senior Vice President, ING Funds
7337 East Doubletree Ranch Road  Chief/Principal Financial                                      Services, LLC(3) (April 2005 -
Scottsdale, AZ 85258             Officer and Assistant Secretary                                Present). Formerly, Vice President,
Age: 39                                                                                         ING Funds Services, LLC(3)
                                                                                                (September 2002 - March 2005); and
                                                                                                Director of Financial Reporting, ING
                                                                                                Investments, LLC(2) (March 2001-
                                                                                                September 2002).

KIMBERLY A. ANDERSON             Senior Vice President               December 2003 - Present    Senior Vice President and Assistant
7337 East Doubletree Ranch Road                                                                 Secretary, ING Investments, LLC(2)
Scottsdale, AZ 85258                                                                            (October 2003 - Present). Formerly,
Age: 42                                                                                         Vice President and Assistant
                                                                                                Secretary, ING Investments, LLC(2)
                                                                                                (January 2001 - October 2003).

ERNEST J. C'DEBACA               Senior Vice President               June 2006 - Present        Senior Vice President, ING Funds
7337 East Doubletree Ranch Road                                                                 Services, LLC(3) (April 2006 -
Scottsdale, AZ 85258                                                                            Present). Formerly, Counsel, ING
Age: 37                                                                                         Americas, U.S. Legal Services
                                                                                                (January 2004 - March 2006); and
                                                                                                Attorney-Adviser, U.S. Securities
                                                                                                and Exchange Commission (May 2001 -
                                                                                                December 2003).

ROBERT TERRIS                    Senior Vice President               June 2006 - Present        Senior Vice President of Operations,
7337 East Doubletree Ranch Road                                                                 ING Funds Services, LLC(3) (May 2006
Scottsdale, AZ 85258                                                                            - Present). Formerly, Vice President
Age: 36                                                                                         of Administration, ING Funds
                                                                                                Services, LLC (September 2001 - May
                                                                                                2006).

ROBYN L. ICHILOV                 Vice President and Treasurer        March 2002 - Present       Vice President and Treasurer, ING
7337 East Doubletree Ranch Road                                                                 Funds Services, LLC(3) (October 2001
Scottsdale, AZ 85258                                                                            - Present) and ING Investments,
Age: 39                                                                                         LLC(2) (August 1997 - Present).

                                       POSITIONS HELD WITH THE          TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE                          COMPANY               LENGTH OF TIME SERVED (1)             LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
LAUREN D. BENSINGER              Vice President                      March 2003 - Present       Vice President and Chief Compliance
7337 East Doubletree Ranch Road                                                                 Officer, ING Funds Distributor,
Scottsdale, AZ 85258                                                                            LLC(4) (July 1995 - Present); and
Age: 53                                                                                         Vice President (February 1996 -
                                                                                                Present); and Director of Compliance
                                                                                                (October 2004 - Present) ING
                                                                                                Investments, LLC(2). Formerly, Chief
                                                                                                Compliance Officer, ING Investments,
                                                                                                LLC(2) (October 2001 - October
                                                                                                2004).

MARIA M. ANDERSON                Vice President                      September 2004 - Present   Vice President, ING Funds Services,
7337 East Doubletree Ranch Road                                                                 LLC(3) (September 2004 - Present).
Scottsdale, AZ 85258                                                                            Formerly, Assistant Vice President,
AGE: 48                                                                                         ING Funds Services, LLC(3) (October
                                                                                                2001 - September 2004); and Manager
                                                                                                of Fund Accounting and Fund
                                                                                                Compliance, ING Funds Services,
                                                                                                LLC(3) (September 1999 - October
                                                                                                2001).

KIMBERLY K. PALMER               Vice President                      March 2006 - Present       Vice President, ING Funds Services,
7337 East Doubletree Ranch Road                                                                 LLC(3) (March 2006 - Present).
Scottsdale, AZ 85258                                                                            Formerly, Assistant Vice President,
Age: 49                                                                                         ING Funds Services, LLC(3) (August
                                                                                                2004-March 2006); Manager,
                                                                                                Registration Statements, ING Funds
                                                                                                Services, LLC(3) (May 2003 - August
                                                                                                2004); Associate Partner, AMVESCAP
                                                                                                PLC (October 2000 - May 2003); and
                                                                                                Director of Federal Filings and Blue
                                                                                                Sky Filings, INVESCO Funds Group,
                                                                                                Inc. (March 1994 - May 2003).

SUSAN KINENS                     Assistant Vice President            March 2003 - Present       Assistant Vice President, ING Funds
7337 East Doubletree Ranch Road                                                                 Services, LLC(3) (December 2002 -
Scottsdale, AZ 85258                                                                            Present); and has held various other
Age: 30                                                                                         positions with ING Funds Services,
                                                                                                LLC(3) for more than the last five
                                                                                                years.

                                       POSITIONS HELD WITH THE          TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE                          COMPANY               LENGTH OF TIME SERVED (1)             LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

THERESA K. KELETY                Secretary                           September 2003 - Present   Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                                  Services (April 2003 - Present).
Scottsdale, Arizona                                                                             Formerly, Senior Associate with
85258                                                                                           Shearman & Sterling (February 2000 -
AGE: 44                                                                                         April 2003).

HUEY P. FALGOUT, JR.             Assistant Secretary                 September 2003 - Present   Chief Counsel, ING Americas, U.S.
7337 East Doubletree Ranch Road                                                                 Legal Services (September 2003 -
Scottsdale, AZ 85258                                                                            Present). Formerly, Counsel, ING
Age: 43                                                                                         Americas, U.S. Legal Services
                                                                                                (November 2002 - September 2003);
                                                                                                and Associate General Counsel, AIG
                                                                                                American General (January 1999 -
                                                                                                November 2002).


(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities.

BOARD


The Board governs each Fund and is responsible for protecting the interests of shareholders. The Board is comprised of experienced executives who oversee the Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.


FREQUENCY OF BOARD MEETINGS

     The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

COMMITTEES


     The Board has an Audit Committee whose functions include, among other things, meet with the independent registered public accounting firm of each Fund to review the scope of each Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Mr. Obermeyer currently serves as Chairperson and Dr. Norgaard currently serves as Vice Chairperson of the Audit Committee. The Audit Committee held four (4) meetings during the fiscal year ended October 31, 2006.

     The Board has a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with a Fund or its shareholders. The Contracts Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairperson and Dr. DePrince currently serves as Vice Chairperson of the Contracts Committee. The Contracts Committee held seven (7) meetings during the fiscal year ended October 31, 2006.

     The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Nominating Committee is willing to consider nominations for vacancies received by shareholders and will access nominees in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund) in writing to the Nominating Committee, c/o the Secretary of the Funds, ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. Any recommendation made by a shareholder must contain sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee held no meetings during the fiscal year ended October 31, 2006.

     The Board has a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended October 31, 2006.

     The Board has a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state securities laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairperson and Mr. O'Dell currently serves as Vice Chairperson of the Compliance Committee. The Compliance Committee meets as needed. The Compliance Committee held four (4) meetings during the fiscal year ended October 31, 2006.

DIRECTOR OWNERSHIP OF SECURITIES


     Set forth below is the dollar range of equity securities owned by each
                       Director as of December 31, 2006.


                               Confirm highlighted



                                                                                        AGGREGATE DOLLAR RANGE
                                                   DOLLAR RANGE OF EQUITY            OF EQUITY SECURITIES IN ALL
                                                  SECURITIES IN EACH FUND               REGISTERED INVESTMENT
                                         -----------------------------------------      COMPANIES OVERSEEN BY
                                         ING GLOBAL SCIENCE &           ING             DIRECTOR IN FAMILY OF
           NAME OF DIRECTOR                TECHNOLOGY FUND      INTERNATIONAL FUND       INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------
   INDEPENDENT DIRECTORS
   Albert E. DePrince, Jr.                       None                  None                Over $100,000(1)
   Maria Theresa Fighetti                        None                  None                Over $100,000(1)
   Sidney Koch                                   None                  None                   $1-$10,000
   Edward T. O'Dell                              None                  None                Over $100,000 (1)
   Joseph E. Obermeyer                           None                  None              $50,001-$100,000 (1)
   Corine T. Norgaard                            None                  None                  Over $100,000

DIRECTORS WHO ARE "INTERESTED PERSONS"
   Scott Fox(2)                             $10,001-$50,000            None                  Over $100,000



(1) Includes the value of shares in which the Director has an indirect interest through a Deferred Compensation Plan.


(2)  Effective October 25, 2006, Mr. Fox resigned as a Director of the Funds.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES


     Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Funds' adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with ING Investments or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2006.


                           NAME OF OWNERS
                          AND RELATIONSHIP                               VALUE OF    PERCENTAGE OF
   NAME OF DIRECTOR          TO DIRECTOR     COMPANY   TITLE OF CLASS   SECURITIES       CLASS
--------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.          N/A           N/A          N/A            $---           N/A
Maria T. Fighetti                N/A           N/A          N/A            $---           N/A
Sidney Koch                      N/A           N/A          N/A            $---           N/A
Corine T. Norgaard               N/A           N/A          N/A            $---           N/A
Edward T. O'Dell                 N/A           N/A          N/A            $---           N/A
Joseph Obermeyer                 N/A           N/A          N/A            $---           N/A

COMPENSATION OF DIRECTORS


     Each Fund pays each Director who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $60,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee meeting attended in person; (iv) $3,500 per attendance of any committee meeting (except the Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except the Contracts Committee) not held in conjunction with a meeting of the Board; (v) $2,500 per telephonic meeting; (vi) $35,000 annual fee to the Chairperson of the Contracts Committee, $15,000 annual fee to the Chairperson of both the Audit and Compliance Committees and $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $20,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The PRO RATA share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the Funds managed by the adviser for which the Directors serve in common as Directors.

     The following table sets forth information provided by the Funds' adviser regarding compensation of Directors by each Fund and other funds managed by the adviser and its affiliates for the fiscal year ended October 31, 2006. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Funds or any other funds managed by the adviser, or its affiliates. None of these Directors were entitled to receive pension or retirement benefits.


                               COMPENSATION TABLE


                                        AGGREGATE COMPENSATION FROM   PENSION OR
                                                 THE FUNDS            RETIREMENT
                                        ---------------------------    BENEFITS
                                         ING GLOBAL                   ACCRUED AS   TOTAL COMPENSATION FROM
                                        SCIENCE AND        ING          PART OF      THE COMPANY AND FUND
                                         TECHNOLOGY   INTERNATIONAL      FUND          COMPLEX PAID TO
       NAME OF PERSON POSITION              FUND           FUND        EXPENSES          DIRECTORS(1)
----------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.                     (--)            (--)         (--)                (--)(2)
Director
Maria T. Fighetti                           (--)            (--)         (--)                (--)(2)
Director, Chairman Audit Committee
Sydney Koch                                 (--)            (--)         (--)                (--)
Director, Chairman Contract Committee
Corine Norgaard                             (--)            (--)         (--)                (--)

                                        AGGREGATE COMPENSATION FROM   PENSION OR
                                                 THE FUNDS            RETIREMENT
                                        ---------------------------    BENEFITS
                                         ING GLOBAL                   ACCRUED AS   TOTAL COMPENSATION FROM
                                        SCIENCE AND        ING          PART OF      THE COMPANY AND FUND
                                         TECHNOLOGY   INTERNATIONAL      FUND          COMPLEX PAID TO
       NAME OF PERSON POSITION              FUND           FUND        EXPENSES          DIRECTORS(1)
----------------------------------------------------------------------------------------------------------
Director, Chairman Audit Committee
Joseph E. Obermeyer(2)                      (--)            (--)         (--)                (--)(2)
Director
Edward T. O'Dell(2)                         (--)            (--)         (--)                (--)(2)
Director



(1)  Represents compensation from (--) funds (total in complex as of (--)).

(2) Includes amounts deferred pursuant to a Deferred Compensation Plan. During the fiscal year ended October 31, 2006, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $(--), $(--), $(--), and $(--), respectively, of their compensation from the Fund Complex.


The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, PROVIDED that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                                 CODE OF ETHICS


     The Funds, the adviser, the sub-advisers, and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Directors, Officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Funds that may arise from personal trading of securities that may be purchased or held by the Funds or the Funds' shares. The Code of Ethics also prohibits short-term trading of a Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Department and to report all transactions on a regular basis. The sub-advisers have each adopted their own Codes of Ethics to govern the personal trading activities of their personnel.


                             PROXY VOTING PROCEDURES


     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The proxy voting procedures and guidelines delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the adviser, the Board has also approved the adviser's proxy voting procedures, which require the adviser to vote proxies in accordance with the Funds' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of the adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is made available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


     "Control" is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. As of February 1, 2007, the Directors and Officers of the Company as a group owned less than [--] % of the outstanding shares of each Fund. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding Class A, class B, class C or Class I shares of the Funds addressed herein, except as set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.



                 CLASS AND
                   RECORD    PERCENTAGE   PERCENTAGE
FUND   ADDRESS   OWNERSHIP    OF CLASS      OF FUND
----------------------------------------------------












                                     ADVISER


     The investment adviser for each Fund is ING Investments, LLC ("ING Investments" or "Adviser"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): BlackRock Advisors LLC. ("BlackRock Advisors") as the Sub-Adviser to ING Global Science and Technology Fund and ING Investment Management Co. ("ING IM") as the Sub-Adviser to ING International Fund. ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. The principal executive offices of ING Groep are located at Strawinskylaan 2631,1077 Amsterdam, P.O. Box 810,1000 AV Amsterdam, the Netherlands.


     On February 26, 2001, the name of the Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as adviser to all the Funds.


     ING Investments serves pursuant to an investment management agreement ("Investment Advisory Agreement") between ING Investments and the Company, on behalf of the Funds. The Investment Advisory Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") ING Investments has delegated certain management responsibilities to BlackRock Advisors and ING IM. ING Investments oversees the investment management of the Sub-Advisers for the Funds.

          The Investment Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Investment Advisory Agreement provides that ING Investments is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

          After an initial term of two years, the Investment Advisory Agreement and Sub-Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of ING Investments or a Sub-Adviser as the case may be, by vote cast in person at a meeting called for the purpose of voting on such approval.

          For information regarding the basis for the Board's approval of the investment advisory and sub-advisory relationships, please refer to the Funds' semi-annual shareholder report dated April 30.

          The Investment Advisory Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of a Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by ING Investments. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


ADVISORY FEES


          ING Investments bears the expense of providing its services and pays the fees of BlackRock Advisors and ING IM. For its services, each Fund pays ING Investments, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:


FUND                                ADVISORY FEE
---------------------------------------------------------------------------------------------------------------
ING Global Science and Technology   1.050% on the first $500 million of the Fund's average daily net assets,
                                    1.025% on the next $500 million of the Fund's average daily net assets and
                                    1.000% on the Fund's average daily net assets in excess of $1 billion.

ING International Equity(1)         0.850% on the first $250 million of the Fund's average daily net assets,
                                    0.800% on the next $250 million of the Fund's average daily net assets,
                                    0.775% on the next $250 million of the Fund's average daily net assets,
                                    0.750% on the next $1.25 billion of the Fund's average daily net assets and
                                    0.700% on the Fund's average daily net assets in excess of $2 billion.


(1) To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in ING Institutional Prime Money Market
     Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Fund's purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of the expenses of the ING Money Market Fund. The Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund's investment into the ING Money Market Fund.


TOTAL ADVISORY FEES PAID BY THE FUNDS

          The following tables set forth the total amounts the Funds paid to ING Investments for the fiscal years ended October 31, 2006, 2005 and 2004:



                                            OCTOBER 31,
                                    --------------------------
               FUND                 2006     2005       2004
--------------------------------------------------------------
ING Global Science and Technology   (--)   $750,041   $306,717(1)

ING International Equity            (--)   $577,442   $554,712

(1) ING Global Science and Technology Fund changed its fiscal year end from May 31 to October 31. The amount shown represents the advisory fees paid for the five month period from June 1, 2004 through October 31, 2004.

For the fiscal year ended May 31 of each year, the advisory fees paid to ING Investments are as follows:


                                     MAY 31,
               FUND                   2004
--------------------------------------------
ING Global Science and Technology   $753,147


                          EXPENSE LIMITATION AGREEMENT

          ING Investments has entered into an expense limitation agreement with each Fund, pursuant to which ING Investments has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of each Fund (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of a Fund's business) and expenses of any counsel or other persons or services retained by a Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of ING Investments do not exceed the following expense limitations:


FUND                                CLASS A   CLASS B   CLASS C   CLASS I
----                                -------   -------   -------   -------
ING Global Science and Technology    1.75%     2.50%     2.50%     1.50%
ING International Equity             1.60%     2.35%     2.35%     1.35%


          Each Fund set forth above may at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.


          The expense limitation agreement provides that these expense limitations shall continue until March 1, 2008. The expense limitations are contractual and will automatically renew for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement to the lead Independent Director of the Company within ninety (90) days prior to the end of the then-current term or upon termination of the Investment Advisory Agreement. The expense limitation agreement may also be terminated by the Company, without payment of any penalty, upon ninety (90) days prior written notice to ING Investments at its principal place of business.


                                  SUB-ADVISERS


          The Investment Advisory Agreement for each of the Funds provides that ING Investments, with the approval of the Board, may select and employ investment advisers to serve as sub-advisers for any of the Funds, and shall monitor the sub-advisers' investment programs and results, and coordinate the investment activities of the sub-advisers to ensure compliance with regulatory restrictions. ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to each Sub-Adviser, and executive salaries and expenses of the Directors and Officers of the Company who are employees of ING Investments or its affiliates. Each Sub-Adviser pays all of its expenses arising from the performance of its obligations under the relevant Sub-Advisory agreements.


          Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value ("NAV"); taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing annual and semi-annual shareholder reports, notices and proxy materials to existing shareholders; expenses of printing and filing annual and semi-annual shareholder reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of ING Investments or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.


          The Sub-Advisory Agreements may be terminated without payment of any penalties by ING Investments, the Board, on behalf of a Fund, or the shareholders of such Fund upon 60 days' prior written notice. The Sub-Advisory Agreements continue in effect through December 31, 2006 for both ING International Fund and ING Global Science and Technology Fund and will, thereafter, continue in effect from year to year, subject to the annual approval of the Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreements or "interested persons" (as defined in the 1940 Act) of any such party.

          ING Global Science and Technology Fund and ING Investments have received an exemptive order from the SEC that allows ING Investments to enter into a new investment sub-advisory agreement on behalf of the Fund with a non-affiliated sub-adviser or materially amend an existing Sub-Advisory Agreement subject to the approval of ING Global Science and Technology Fund's Board (including a majority of Independent Directors), but without shareholder approval. In accordance with the exemptive order received from the SEC, an information statement describing any Sub-Adviser changes will be provided to shareholders within ninety (90) days of the change. ING Investments remains responsible for providing general management services to ING Global Science and Technology Fund, including overall supervisory responsibility for the general management services to ING Global Science and Technology Fund, including overall supervisory responsibility for the general management and investment of ING Global Science and Technology Fund's assets, and, subject to the review and approval of the Board, will among other things: (i) set ING Global Science and Technology Fund's overall investment strategies; (ii) evaluate, select and recommend a sub-adviser to manage all or part of ING Global Science and Technology Fund's assets; (iii) when appropriate, allocate and reallocate ING Global Science and Technology Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-adviser and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with ING Global Science and Technology Fund's investment objectives, policies and restrictions.

          Pursuant to a Sub-Advisory Agreement between ING Investments and BlackRock Advisors, BlackRock Advisors serves as Sub-Adviser to ING Global Science and Technology Fund. BlackRock Advisors has served as Sub-Adviser since January 1, 2004. Prior to January 1, 2004, AIC Asset Management, LLC ("AIC") served as Sub-Adviser. In this capacity, BlackRock Advisors, subject to the supervision and control of ING Investments and the Board, on behalf of the Fund, manages the Fund's investment portfolio consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Investments. BlackRock Advisors' address is 100 Bellevue Parkway, Wilmington, Delaware 19809. Founded in 1994, BlackRock Advisors is a wholly-owned subsidiary of BlackRock Advisors, LLC, one of the largest publicly-traded investment management firms in the U.S.

          Pursuant to a Sub-Advisory Agreement between ING Investments and ING IM, ING IM acts as Sub-Adviser to the ING International Fund. In this capacity, ING IM, subject to the supervision and control of ING Investments and the Board, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Investments. ING IM's address is 230 Park Avenue, New York 10169. ING IM is an indirect wholly-owned subsidiary of ING Groep.


SUB-ADVISORY FEES

          As compensation to each Sub-Adviser for its services, ING Investments pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of each Fund's average daily net assets managed during the month:



FUND                                   ANNUAL SUB-ADVISORY FEE
------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology(1)   0.50% on the first $200 million of the Fund's average daily net assets,
                                       0.45% on the next $300 million of the Fund's average daily net assets,
                                       0.40% on the Fund's average daily net assets in excess of $500 million

ING International Equity               0.383% on the first $250 million of the Fund's average daily net assets,
                                       0.360% on the next $250 million of the Fund's average daily net assets,
                                       0.349% on the next $250 million of the Fund's average daily net assets,
                                       0.338% on the next $1.25 billion of the Fund's average daily net assets and
                                       0.315% on the Fund's average daily net assets in excess of $2 billion.


(1) For purposes of calculating fees under this Agreement, the assets of the series shall be aggregated with the assets of ING VP Global Science and Technology Portfolio, a series of ING Variable Portfolios, Inc. a registered investment company that is not a party to this Sub-Advisory Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two series and their respective Sub-Adviser based on relative net assets.


TOTAL SUB-ADVISORY FEES PAID BY ING INVESTMENTS

          For the fiscal years ended October 31, 2006, 2005 and 2004 ING Investments paid Black Rock and ING IM in their capacity as Sub-Advisers, sub-advisory fees as follows:



                                            OCTOBER 31,
                                    --------------------------
               FUND                 2006     2005        2004
--------------------------------------------------------------
ING Global Science and Technology   (--)   $294,832   $ 54,007(1)
ING International Equity            (--)   $332,201   $249,620


(1) ING Global Science and Technology Fund changed its fiscal year end from May 31 to October 31. The amount shown represents sub-advisory fees paid for the four month period from June 1, 2004 through October 31, 2004.


          For the period January 1, 2004 through May 31, 2004, ING Investments paid BlackRock Advisors in its capacity as Sub-Adviser sub-advisory fees as follows:



                FUND                   SUB-ADVISORY FEES PAID
-------------------------------------------------------------
ING Global Science and Technology(1)          $270,290



(1) On January 1, 2004, BlackRock Advisors, LLC became Sub-Adviser to ING Global Science and Technology Fund.

                               PORTFOLIO MANAGERS


ING INTERNATIONAL EQUITY FUND

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2006.



                  REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                        COMPANIES                  VEHICLES                  OTHER ACCTS
                ------------------------------------------------------------------------------
  PORTFOLIO     NUMBER OF                  NUMBER OF                  NUMBER OF
   MANAGER       ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS   ACCOUNTS*   TOTAL ASSETS
----------------------------------------------------------------------------------------------
Carl Ghielen       (--)         (--)          (--)         (--)          (--)         (--)
Martin Jansen      (--)         (--)          (--)         (--)          (--)         (--)


*    None of the accounts managed are subject to performance fees.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

          A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

          A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

          A portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

          A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

          As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

COMPENSATION

          ING IM compensation paid to portfolio managers consists of (a) fixed base salary and (b) bonus, which is based on, 3 and 5 year pre-tax performance of the accounts the portfolio manager, is primarily and jointly responsible for relative to account benchmarks and peer universe performance, and, in certain cases, revenue growth of the accounts he or she is responsible for, and (c) long-term equity awards tied to the performance of the parent company, ING Groep.

          The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM employs defined indices, (i.e., the MSCI EAFE(R) Index) and, where applicable, peer groups and set performance goals to appropriately reflect requirements for the portfolio manager. The measures for the portfolio manager are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and, in certain circumstances, year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by the portfolio manager. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the portfolio manager's scorecards.

          Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

          If the portfolio manager's fixed base salary compensation exceeds a particular threshold he may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES


          The following table shows the dollar range of shares of the ING International Fund owned by the portfolio managers as of October 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.



PORTFOLIO MANAGER   DOLLAR RANGE OF SECURITIES OF THE FUND OWNED
----------------------------------------------------------------
Carl Ghielen                            (--)
Martin Jansen                           (--)


ING GLOBAL SCIENCE AND TECHNOLOGY FUND

OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2006.

                     REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                           COMPANIES                  VEHICLES                  OTHER ACCTS
                   ------------------------------------------------------------------------------
  PORTFOLIO        NUMBER OF                  NUMBER OF                  NUMBER OF
   MANAGER          ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS
-------------------------------------------------------------------------------------------------
Thomas P. Callan      (--)         (--)          (--)         (--)          (--)         (--)
Erin Xie              (--)         (--)          (--)         (--)          (--)         (--)
Jean Rosenbaum        (--)         (--)          (--)         (--)          (--)         (--)


(1) One of these accounts with total assets of $452 million is subject to performance fees.

POTENTIAL MATERIAL CONFLICTS OF INTEREST


          BlackRock Advisors, LLC ("BlackRock Advisors") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Advisors has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock Advisors furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock Advisors may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock Advisors, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock Advisors, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock Advisors recommends to the Fund. BlackRock Advisors, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock Advisors with respect to the same securities. Moreover, BlackRock Advisors may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Advisors' (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock Advisors or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In connection, it should be noted that Mr. Callan and Ms. Xie currently manage certain accounts that are subject to performance fees. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.


          As a fiduciary, BlackRock Advisors owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock Advisors purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock Advisors attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock Advisors has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock Advisors with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

PORTFOLIO MANAGER COMPENSATION

          BlackRock Advisors' financial arrangements with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock Advisors such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP") - The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Mr. Callan, Ms. Rosenbaum and Ms. Xie, have received awards under the LTIP.

DEFERRED COMPENSATION PROGRAM - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior portfolio managers, including Ms. Rosenbaum, and Mr. Callan was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Ms. Xie, Ms. Rosenbaum and Mr. Callan is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

OPTIONS AND RESTRICTED STOCK AWARDS - While incentive stock options are not currently being awarded to BlackRock Advisors employees, BlackRock, previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock Advisors. These awards vest over a period of years. Ms. Rosenbaum and Mr. Callan have been granted stock options in prior years, and Mr. Callan participates in BlackRock Advisors' restricted stock program.

INCENTIVE SAVINGS PLANS - BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock Advisors' employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

          Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manger's group within BlackRock Advisors, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock Advisors. Unlike many other firms, portfolio managers at BlackRock Advisors compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Fund's portfolio managers, such benchmarks include the following:

PORTFOLIO MANAGER, PORTFOLIO (S) MANAGED, BENCHMARKS APPLICABLE TO EACH MANAGER


                                                BENCHMARKS APPLICABLE TO EACH
PORTFOLIO MANAGER       PORTFOLIOS MANAGED      PORTFOLIO MANAGER

Thomas P. Callan, CFA   Heath Sciences          A combination of market-based
                        Opportunities Global    indices (e.g., Standard & Poor's
                        Science & Technology    500 Index, Lipper
                        Opportunities U.S.      Health/Biotechnology Funds
                        Opportunities           Index, The Russell 3000
                        International           Heathcare Index, The
                        Opportunities Global    S&P/Citgroup Extended Market
                        Opportunities           Index, The S&P/CitiGroup
                                                Extended Market Global Ex-U.S.
                                                Index, The Pacific Stock
                                                Exchange Technology Index, The
                                                S&P/Citigroup Global BMI),
                                                certain customized indices and
                                                certain fund industry peer
                                                groups.

Erin Xie, PhD           Health Sciences         A combination of market-based
                        Opportunities Global    indices (e.g., Standard & Poor's
                        Science & Technology    500 Index, Lipper
                        Opportunities Global    Health/Biotechnology Funds
                        Opportunities           Index, The Russell 3000
                                                Healthcare Index, The
                                                S&P/Citigroup Extended Market
                                                Index, The Pacific Stock
                                                Exchange Technology Index, The
                                                S&P/ Citigroup Global BMI),
                                                certain customized indices and
                                                certain fund industry peer
                                                groups.

Jean M Rosenbaum, CFA   U.S. Opportunities      A combination of market-based
                        Global Science &        indices (e.g., The S&P/Citigroup
                        Technology              Extended Market Index, The
                        Opportunities Global    Pacific Stock Exchange
                        Opportunities           Technology Index,, The
                                                S&P/Citigroup Global BMI),
                                                certain customized indices and
                                                certain fund industry peer
                                                groups.


The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.


PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

As of October 31, 2006, the end of the Fund's most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:


                    DOLLAR RANGE OF SECURITIES
PORTFOLIO MANAGER   OF THE FUND OWNED
----------------------------------------------
Thomas Callan       None
Erin Xie            None
Jean Rosenbaum      None

                                RULE 12B-1 PLANS


          Fund shares are distributed by the Distributor. With respect to Class A shares of the Funds, the Distributor is paid an annual fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under the Distribution and Shareholder Services Plans adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plans"). With respect to Class B shares of the Funds, the Distributor is paid an annual fee at the rate of 1% of the value of average daily net assets attributable to those shares under the 12b-1 Plans. With respect to Class C shares of the Funds, the Distributor is paid an annual fee at the rate of 1% of the value of average daily net assets attributable to those shares under a 12b-1 Plans. The Funds do not have a distribution plan for Class I shares. The fee for a specific class may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Funds; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the 12b-1 Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

          The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each 12b-1 Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

          The 12b-1 Plans continue from year to year from their inception dates, provided such continuance is approved annually by a vote of the Board, including a majority of Independent Directors. The 12b-1 Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the 12b-1 Plans must be approved by the Board in the manner described above for annual renewals. The 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the 12b-1 Plans. All persons who are under common control of the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.

          In approving the 12b-1 Plans, the Board considered all the features of the distribution system, including (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and its shareholders by the Distributor and (3) the Distributor's shareholder distribution-related expenses and costs.


          ING Investments and the Sub-Advisers or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.


          Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to the Distributor for the year/period ended October 31, 2006 were as follows:



         DISTRIBUTION EXPENSES           CLASS A   CLASS B   CLASS C   CLASS I
         ---------------------           -------   -------   -------   -------
ING GLOBAL SCIENCE AND TECHNOLOGY FUND
Advertising                               $(--)      (--)      (--)      (--)
Printing                                  $(--)      (--)      (--)      (--)
Salaries & Commissions                    $(--)      (--)      (--)      (--)
Broker Servicing                          $(--)      (--)      (--)      (--)
Miscellaneous                             $(--)      (--)      (--)      (--)
Total                                     $(--)      (--)      (--)      (--)

ING INTERNATIONAL EQUITY FUND
Advertising                               $(--)      (--)      (--)      (--)
Printing                                  $(--)      (--)      (--)      (--)
Salaries & Commissions                    $(--)      (--)      (--)      (--)
Broker Servicing                          $(--)      (--)      (--)      (--)
Miscellaneous                             $(--)      (--)      (--)      (--)
Total                                     $(--)      (--)      (--)      (--)


                                  ADMINISTRATOR


          ING Funds Services, LLC ("Administrator") serves as administrator for each of the Funds pursuant to various Administration Agreements with the Company. The Administrator is an affiliate of ING Investments. The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by ING Investments under the Investment Advisory Agreement, the Sub-Advisers under the applicable Sub-Advisory Agreements, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for monitoring the Funds in compliance with applicable legal requirements and the investment policies and restrictions of the Funds.

          The Administrative Services Agreements may be cancelled by the Board, without payment of any penalty, by a majority of the Directors upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the Company.

ADMINISTRATIVE FEES PAID



          For its services the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of each Fund's average daily net assets.

          During the fiscal years ended October 31, 2006, 2005 and 2004, the Funds paid the Administrator the following total administrative service fees:



                                           OCTOBER 31,
                                    ------------------------
               FUND                 2006     2005      2004
------------------------------------------------------------
ING Global Science and Technology          $57,147   $23,369(1)
ING International Equity                   $54,347   $52,208


(1) ING Global Science and Technology Fund changed its fiscal year end from May 31, to October 31. The amount shown represents administrative service fees paid for the four month period from June 1, 2004 through October 31, 2004.


          For the fiscal year ended May 31, 2004 ING Global Science and Technology Fund was paid administrative service fees as follows:



                                     TOTAL
                                ADMINISTRATIVE
YEAR   FUND                      SERVICES FEES
----------------------------------------------
2004   ING Global Science and
       Technology                 $57,383(1)


(1)  Reflects the eighth-month period from November 1, 2001 through May 31,
     2002.

                                    CUSTODIAN

          The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian of each of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                  LEGAL COUNSEL


          Legal matters for the Company are passed upon by Goodwin Procter LLP, Exchange Place, Boston, MA, 02109.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          KPMG LLP serves as the independent registered public accounting firm for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110.

                                 TRANSFER AGENT

          DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer and dividend-paying agent to the Funds.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

          Subject to the supervision of the Board, the Sub-Advisers are responsible for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions on those trades. It is the Sub-Advisers' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade.


          The Sub-Advisers receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of a Fund and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to a Fund as a component of other research services. The Sub-Advisers consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of each Sub-Adviser, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the most favorable execution available, a Sub-Adviser may also take into account the quality of research and related services by executing brokers and make a good faith determination that the brokerage commissions paid by the Fund is reasonable in light of the research and other products and services the brokerage provides. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Sub-Advisers in servicing all of its accounts; not all such services will be used by the Sub-Advisers to benefit the Funds. The Adviser or Sub-Advisers may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Funds. Under these programs, the participating broker-dealers will return to a Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commission recapture payments benefit the Funds, and not the Adviser or Sub-Advisers.


          Consistent with federal law, the Sub-Advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of a Sub-Adviser as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Sub-Advisers' opinion as to which services and which means of payment are in the long-term best interests of their clients.

          Each Sub-Adviser may buy or sell the same security at or about the same time for a Fund and another advisory client of the Sub-Adviser, including clients in which affiliates of the Sub-Advisers have an interest. The Sub-Advisers normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of the Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows*:

          For the fiscal years ended October 31, 2006, 2005 and 2004 brokerage commissions were paid as follows:


FUND                                2006     2005       2004
--------------------------------------------------------------
ING Global Science and Technology          $385,205   $191,252(1)
ING International Equity                   $247,997   $302,035


(1) ING Global Science and Technology changed its fiscal year end from May 31 to October 31. The amount shown represents the brokerage commissions paid for the five month period from June 1, 2004 through October 31, 2004.

          For the fiscal year ended May 31, 2004 brokerage commissions were paid as follows regarding ING Global Science and Technology Fund:


YEAR   FUND                                COMMISSIONS
------------------------------------------------------
2004   ING Global Science and Technology     $431,711



          For the fiscal year ended October 31, 2006, 2005 and 2004 brokerage commissions in the amounts listed below were paid to firms that also provided research, statistical, or other services to the Adviser:



FUND                                2006     2005      2004
------------------------------------------------------------
ING Global Science and Technology          $84,309   $65,570(1)
ING International Equity                   $     0   $     0


----------


*    The Funds do not have any affiliated brokerage arrangements. NEED CONFIRM

(1) ING Global Science and Technology changed its fiscal year end from May 31 to October 31. The amount shown represents the commissions paid because of research services for the four month period from June 1, 2004 through October 31, 2004.

          For the fiscal year ended May 31, 2004 brokerage commissions in the amounts listed below were paid to firms that also provided research, statistical, or other services to the Adviser regarding ING Global Science and
Technology:


YEAR   FUND                                COMMISSION
----   ----                                ----------
2004   ING Global Science and Technology    $200,674


          The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

          [DURING THE FISCAL YEAR ENDED OCTOBER 31, 2006, 2005 AND 2004, (--) OF THE FUNDS USED AFFILIATED BROKERS TO EXECUTE PORTFOLIO TRANSACTIONS. NEED CONFIRM]


          During the fiscal year ended October 31, 2006, the following Funds acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of fiscal year ended October 31, 2006:



FUND                                SECURITY DESCRIPTION   MARKET VALUE
----                                --------------------   ------------
ING Global Science and Technology           (--)               (--)
ING International Equity                    (--)               (--)


                        PURCHASE AND REDEMPTION OF SHARES

          A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Class A, Class B, Class C, or Class I shares' respective Prospectuses under "Shareholder Guide."

          Class I shares of the Company are purchased and redeemed at the applicable NAV next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge ("CDSC") after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

          Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not


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reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

          If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

          Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

          Each Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of the Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

          Purchases and exchanges should be made for investment purposes only. Each Fund reserves the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

FRONT-END SALES CHARGE WAIVERS

          Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

     1.   Redemptions from any ING -advised Fund if you:

          -    Originally paid a front-end sales charge on the shares and

          -    Reinvest the money within 90 days of the redemption date.

Each Fund's front-end sales charges will also not apply to Class A purchases by:

     1. Employees of ING Groep and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of the Distributor or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).

     2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by ING Life and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

     3. Certain trust companies and bank trust departments investing on behalf of their clients.

     4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.


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

     5. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.

     6.   Registered investment companies.

     7.   Insurance companies (including separate accounts).

     8. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

     9.   Certain executive deferred compensation plans.

CONTINGENT DEFERRED SALES CHARGE

Certain Class A shares, all Class B shares and all Class C shares are subject to a CDSC, as described in the Prospectus. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

     - redemptions of shares purchased through reinvestment of dividends or capital gains distributions; and

     - shares purchased more than one year (in the case of Class A and Class C shares), or six years (in the case of Class B shares) prior to the redemption

CDSC WAIVERS

The CDSC will be waived for:

     -    exchanges to other Funds of the same class;

     - redemptions following the death or disability of the shareholder or beneficial owner;

     - redemptions related to distributions from retirement plans or accounts under Code Section 403(b) after you attain age 70 1/2;

     -    tax-free returns of excess contributions from employee benefit plans;

     - distributions from employee benefit plans, including those due to plan termination or plan transfer; and

     - redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:

          - are limited annually to no more than 12% of the original account value;

          -    are made in equal monthly amounts, not to exceed 1% per month;
               and

          - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

LETTER OF INTENT

          You may qualify for a reduced sales charge when you buy Class A shares as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to the Distributor that the investment qualifies for a discount. Your holdings in the Funds acquired within 90 days of the day the Letter of Intent is filed, will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

          Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the


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terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

          If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.


RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT


          A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of a Fund already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares, as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Funds to determine the front-end sales charge that applies.

          To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.


                        SHAREHOLDER ACCOUNTS AND SERVICES


SHAREHOLDER ACCOUNTS AND SERVICES SYSTEMATIC INVESTMENT

          The Systematic Investment feature, using the Electronic Funds Transfer ("EFT") capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

SHAREHOLDER INFORMATION

          The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual shareholder reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.


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          Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

AUTOMATIC CASH WITHDRAWAL PLAN

          A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund ($250,000 in the case of class I shares). Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.


CROSS INVESTING

          Cross investing may only be made in the Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).


          DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

          SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

          Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

SIGNATURE GUARANTEE

          A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

          A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("NYSE MSP"). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.


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

                                 NET ASSET VALUE

          As noted in the Prospectuses, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the exchange) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

          Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

          Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Funds' Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

          The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.


          If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities



                                       77

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trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

          Options on securities, currencies, futures, and other financial instruments purchased by a Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

          The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by the applicable Fund's custodian bank or other broker-dealers or banks approved by that Fund, on each date that the NYSE is open for business.

          The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

          In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

          The per share NAV of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share NAV of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

          Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to a Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

                        FEDERAL INCOME TAX CONSIDERATIONS

          The following discussion summarizes certain U.S. federal tax considerations generally affecting a Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in a Fund. This discussion is based on the


                                       78

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Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY


          Each Fund intends to qualify as a regulated investment company ("RIC") under the provisions of Subchapter M of the Code. To so qualify and to be taxed as a RIC, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other
RICs) of any one issuer, the securities (other than the securities of other
RICs) any two or more issuers that the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year, and at least 90% of its net tax-exempt interest income in each taxable year.

          The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

          As a RIC, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

          If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, a Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which are taxable to shareholders as ordinary income or as qualified dividend income eligible for a reduced rate of tax (or, in the case of corporate shareholders, may be eligible for the dividends-received deduction) as discussed below. Moreover, the fund would not be required to make any distributions to its shareholders. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if a Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.



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DISTRIBUTIONS

          Distributions of investment company taxable income (including short-term capital gains) are generally taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent that such distributions are attributable to a Fund's dividend income from U.S. corporations and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the corporate dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time that the Fund's shares have been held by a shareholder. Distributions of short-term capital gains from assets held for one year or less will be taxed as ordinary income. Generally, distributions from a Fund are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

          Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividends on corporate stock that are treated as qualified dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualified dividend income earned by the Fund that would be eligible for the 15% rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Qualified dividend income generally includes dividends from taxable domestic corporations and certain qualified foreign corporations provided that the fund has held the stock in such corporation for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States and that satisfy certain other requirements. Passive foreign investment company are not treated as "qualified foreign corporations."

          Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

          Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the investors.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

          Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year



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generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.


          Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general that amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.


FOREIGN CURRENCY TRANSACTIONS


          Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.


PASSIVE FOREIGN INVESTMENT COMPANIES


          A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income (including dividends, interest, royalties, rents, and certain other types of investment income). Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions. All excess distributions are taxable as ordinary income.

          A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.


FOREIGN WITHHOLDING TAXES


          Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. However, tax treaties between certain countries and the United States may reduce or eliminate these taxes. Furthermore, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

          Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will generally be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16)days (forty-six (46) days in the case of preferred shares) during the thirty-on (31) day period (ninety-one (91) day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-divided. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as United States source income.


OPTIONS AND HEDGING TRANSACTIONS


          The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.


          Certain options and financial contracts in which a Fund may invest are "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

          Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

          A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.


          Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the sixty (60) day period beginning on the day such transaction was closed, if the Fund's risk of loss is not reduced during that sixty (60) day period.

          Under recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subjected to the lower tax rate applicable to a qualified dividend income to instead be taxed at the tax rate of tax applicable to ordinary income.

          Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.


SHORT SALES AND SHORT SALES AGAINST THE BOX


          If a Fund sells securities short, it will recognize short-term gain or loss upon the purchase of securities to close the short sale. If a Fund sells securities short "against the box," unless certain constructive sale rules (discussed below) apply, it also will recognize a capital gain or loss upon the purchase of securities to close the short sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

SALE OR OTHER DISPOSITION OF SHARES

          Upon the sale or exchange of his shares, a shareholder will recognize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six (6) months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. As noted above, the maximum tax rate for individual tax payers is 15% on long-term gains.

          In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a RIC,
(2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another RIC and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.


BACKUP WITHHOLDING


          Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies a Fund that the taxpayer identification number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.


FOREIGN SHAREHOLDERS

          Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders, with respect to taxable years of a Fund beginning before January 1, 2008, may be exempt from U.S. tax to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund makes certain elections and certain conditions are met. Each Fund may choose to not make such elections and satisfy the required conditions and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

          Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above.


          THIS DISCUSSION DOES NOT PURPORT TO DEAL WITH ALL OF THE TAX CONSEQUENCES APPLICABLE TO SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS FOR DETAILS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.


                                   DISTRIBUTOR


          Shares of the Funds are distributed by the Distributer pursuant to an underwriting agreement between the Company on behalf of the Funds and the Distributor, ("Underwriting Agreement"). The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the direction of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized dealer may be deemed to be an "Underwriter" as that term is defined under the 1933 Act. The Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the NAV of the Funds. The Distributor's address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Distributor is a Delaware corporation and is an affiliate of ING Investments and an indirect wholly-owned subsidiary of ING Groep.


          The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or "focus firms." The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: A.G. Edwards & Sons, Inc; Advantage Capital Corporation; AIG Financial Advisors, Inc.; American General Securities, Inc.; Banc of America Investment Services, Inc.; Banc of America Securities, LLC; Banc One Securities Corporation; Chase Investment Services; Citigroup Global Markets, Inc; Citistreet Equities, LLC; Financial Network Investment Corporation; FSC Securities Corporation; H & R Block Financial Advisors, LLC; ING Financial Partners, Inc.; JP Morgan Investment, LLC; JP Morgan Securities, Inc.; Linsco Private Ledger Financial Services; Merrill Lynch, Morgan Stanley & Co, Inc.; Morgan Stanley Dean Witter; Multi-Financial Securities Corporation; PrimeVest Financial Services, Inc.; Prudential Investment Management Services, LLC; Prudential Retirement Brokerage Services, Inc.; Prudential Securities; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Dain Rauscher, Inc.; Royal Alliance Associates, Inc.; UBS Financial Services, Inc.; Wachovia Bank; Wachovia Brokerage Services, Inc.; Wachovia Securities Financial Network, Inc.; Wachovia Securities, LLC; Wells Fargo Bank; Wells Fargo Bank N.A.; and Wells Fargo Investments, LLC.


          For the fiscal year ended October 31, 2006 the Distributor recovered the following amounts in sales charges in connection with the sale of shares:


               FUND                 TOTAL UNDERWRITING FEES
-----------------------------------------------------------
ING Global Science and Technology             (--)
ING International Equity                      (--)

          For the fiscal year ended October 31, 2005 the Distributor recovered the following amounts in sales charges in connection with the sale of shares:

FUND                                TOTAL UNDERWRITING FEES
-----------------------------------------------------------
ING Global Science and Technology           $277,149
ING International Equity                    $179,062

          For the fiscal year ended October 31, 2004 the Distributor recovered the following amounts in sales charges in connection with the sale of shares:

FUND                                TOTAL UNDERWRITING FEES
-----------------------------------------------------------
ING Global Science and Technology         $119,620(1)
ING International Equity                  $149,666

          (1) ING Global Science and Technology changed its fiscal year end from May 31, to October 31. The amount shown represents the underwriting fees paid for the four month period from June 1, 2004 through October 31, 2004.


          For the fiscal year ended May 31, 2004 the Distributor recovered the following amounts in sales charges in connection with the sale of shares:



FUND NAME                           TOTAL UNDERWRITING FEES PAID
----------------------------------------------------------------
ING Global Science and Technology             $316,701


          The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly of indirectly, from the Funds during each Fund's most recent fiscal year.

                               NET             COMPENSATION ON
                NAME OF        UNDERWRITING    REDEMPTIONS AND
                PRINCIPAL      DISCOUNTS AND   REPURCHASES            BROKERAGE     OTHER
FUND            UNDERWRITER    COMMISSIONS     (FOR CLASS O SHARES)   COMMISSIONS   COMPENSATION
------------------------------------------------------------------------------------------------
ING Global      ING Funds           $[_]                N/A               $[_]           [_]
Science and     Distributor,
Technology      LLC

ING             ING Funds           $[_]                N/A               $[_]           [_]
International   Distributor,
Equity          LLC



OTHER PAYMENTS TO SECURITIES DEALERS


          Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

                                        AMOUNT OF SALES CHARGE TYPICALLY ARE ALLOWED TO DEALERS AS A
    WHEN YOU INVEST THIS AMOUNT:                        PERCENTAGE OF OFFERING PRICE:
----------------------------------------------------------------------------------------------------
            Under $50,000                                           5.00%
 $50,000 or more but under $100,000                                 3.75%
 $100,000 or more but under $250,000                                2.75%
 $250,000 or more but under $500,000                                2.00%
$500,000 or more but under $1,000,000                               1.75%

Securities dealers that sell Class A shares in amounts of $1 million or more may be entitled to receive the following commissions:

                                              COMMISSION
                                              ----------
-    on sales of $1 million to $2,499,999        1.00%
-    on sales of $2.5 million to $4,999,999      0.50%
-    on sales of $5 million or greater           0.25%

          For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, the Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

          The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

          In addition, the Adviser may make payments of up to 0.05% of a Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

          The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

          The Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

          The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

The value of a shareholder's investment will be unaffected by these payments.

          For the fiscal year ended October 31, 2006 the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                    CLASS A SALES   CLASS A SALES
                                       CHARGES      CHARGES AFTER      CLASS B         CLASS C
                                    BEFORE DEALER     DEALER RE-       DEFERRED        DEFERRED
FUND                                 RE-ALLOWANCE     ALLOWANCE     SALES CHARGES   SALES CHARGES
-------------------------------------------------------------------------------------------------
ING Global Science and Technology        (--)            (--)            (--)            (--)
ING International Equity                 (--)            (--)            (--)            (--)

          For the fiscal year ended October 31, 2005 the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                    CLASS A SALES   CLASS A SALES
                                       CHARGES      CHARGES AFTER      CLASS B         CLASS C
                                    BEFORE DEALER     DEALER RE-       DEFERRED        DEFERRED
FUND                                 RE-ALLOWANCE     ALLOWANCE     SALES CHARGES   SALES CHARGES
-------------------------------------------------------------------------------------------------
ING Global Science and Technology       $2,840           $--           $44,044           $122
ING International Equity                $1,787           $--           $ 6,056           $ 29

          For the fiscal year ended October 31, 2004 the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                        CLASS A SALES   CLASS A SALES    CLASS B      CLASS C
                                       CHARGES BEFORE   CHARGES AFTER   DEFERRED      DEFERRED
                                         DEALER RE-       DEALER RE-      SALES    SALES CHARGES
FUND                                     ALLOWANCE        ALLOWANCE     CHARGES
------------------------------------------------------------------------------------------------
ING Global Science and Technology(1)         $--             $--           $--          $374
ING International Equity                     $--             $--           $--          $884


(1) ING Global Science and Technology Fund changed its fiscal year from May 31 to October 31. The amount shown represents the sales charges paid for the four month period from June 1, 2004 through October 31, 2004.


          For the fiscal year ended May 31, 2004 the Distributor received the following amounts in sales charges in connection with the sale of shares:


                                     CLASS A SALES   CLASS A SALES      CLASS B         CLASS C
                                    CHARGES BEFORE   CHARGES AFTER      DEFERRED        DEFERRED
                                      DEALER RE-       DEALER RE-        SALES           SALES
FUND                                   ALLOWANCE        ALLOWANCE       CHARGES         CHARGES
--------------------------------------------------------------------------------------------------
ING Global Science and Technology       $32,775          $4,275           $--             $99

                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

          Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                        P (1 + T) TO THE POWER OF n = ERV

Where: P   = a hypothetical initial payment of $1,000,
       T   = the average annual total return,
       n   = the number of years, and
       ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

          These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

          The Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                      P (1 + T) TO THE POWER OF n = ATV(D)

Where: P      = a hypothetical initial payment of $1,000,
       T      = the average annual total return (after taxes on distributions),
       n      = the number of years, and
       ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

          All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

          The Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                      P (1 + T) TO THE POWER OF n = ATV(DR)

Where: P       = a hypothetical initial payment of $1,000,
       T       = the average annual total return (after taxes on distributions),
       n       = the number of years, and
       ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

          All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

DIVIDEND YIELD

          The Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for the Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of the Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against the Fund's income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

          Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

          Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS


          In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, Class C, and Class I shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of a Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

          In February 1998, the ING International Fund redesignated Adviser Class shares as Class A shares. In March 1999, the Funds introduced Class B shares. CDSC of 5% applies for all Class B shares redeemed in the first year, declining to 1% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of Fund expenses only, and do not deduct a CDSC. In June 1998, the Fund introduced Class C shares. CDSC applies for all Class C shares redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of Fund expenses only, and do not deduct a CDSC.

          The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended October 31, 2006, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to the latest fiscal year end, is as follows:

TOTAL RETURN QUOTATIONS AS OF OCTOBER 31, 2006:



                                                                            SINCE     INCEPTION
                   FUND                     1 YEAR   5 YEARS   10 YEARS   INCEPTION    DATE(1)
                   ----                     ------   -------   --------   ---------    -------
ING GLOBAL SCIENCE AND TECHNOLOGY
Class A                                      (--)      (--)       N/A        (--)      03/01/00
Class A (after taxes on distributions)       (--)      (--)       N/A        (--)
Class A (after taxes on distributions        (--)      (--)       N/A        (--)
and sale of Fund shares)
Class B                                      (--)      (--)       N/A        (--)      03/01/00
(assuming payment of CDSC)
Class C                                      (--)      (--)       N/A        (--)      03/01/00
(assuming payment of CDSC)
Class I                                      (--)      (--)       N/A        (--)      03/01/00
(assuming payment of CDSC)
ING INTERNATIONAL EQUITY
Class A                                      (--)      (--)      (--)                  04/15/94
Class A                                      (--)      (--)       N/A        (--)          2.35%
(after taxes on distributions)
Class A                                      (--)      (--)       N/A        (--)        2.76%
(after taxes on distributions and sale of
Fund shares)
Class B                                      (--)      (--)       N/A        (--)      03/01/99
(assuming payment of CDSC)

Class C                                      (--)      (--)       N/A        (--)      06/30/98
(assuming payment of CDSC)
Class I                                      (--)      (--)       (--)                 01/03/92
(assuming payment of CDSC)


(1) The inception date above represents the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

                              FINANCIAL STATEMENTS


          The Financial Statements and the independent registered public accounting firms' reports thereon, appearing in the Company's annual shareholder reports for the fiscal year ended October 31, 2006 are incorporated by reference into this SAI. The Funds' annual and semi-annual shareholder reports may be obtained without charge by contacting ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                                   APPENDIX A

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 29, 2003
                          REVISION DATE: MARCH 30, 2006

                                   ----------

I.   INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.  DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

----------

(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

III. APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures (the "Adviser Procedures") must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.  VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

     A.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

     B.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in
          Section IV.B. above and Section V. below.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as EXHIBIT 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

          If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist, except that, upon Counsel's finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

          If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.   CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent's recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (I.E., a "Non-Vote"). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report when so required, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote Within

Guidelines so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.  REPORTING AND RECORD RETENTION

     A.   Reporting by the Funds

          Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

     B.   Reporting to the Boards

          At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately voted Within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal? This does not include former business relationships with which you have had no communication for at least one year and have no expectation of future or ongoing communication.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

2. To your knowledge, (1) does any ING Entity have a Material Business Relationship with the Issuer or (2) is any ING Entity actively seeking to have a Material Business Relationship with the Issuer?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

NAME:                                            DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the Issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the Issuer; (D) any officer, director, partner, copartner, or employee of the Issuer; (E) if the Issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the Issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC, ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control, but does not include entities associated with the Issuer solely through the provision of consulting, advisory or other professional services.

MATERIAL BUSINESS RELATIONSHIP means, but, subject to review by Counsel, may not be limited to, a relationship which you know to constitute (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER ("5% Issuer") (except that an Issuer's affiliation with a 5% Issuer shall not constitute a DE FACTO conflict of interest for ING with the first Issuer).

       ** PLEASE RETURN TO ING FUNDS PROXY COORDINATOR AT 480-477-2786 OR
                        proxycoordinator@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                                   ----------

I.   INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.  ROLES AND RESPONSIBILITIES

     A.   Proxy Coordinator

     The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

     Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

     Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

     B.   Agent

     An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

     The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

     The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

     Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

     C.   Proxy Group

     The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

     A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund's Procedures and Guidelines.

     A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

     For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and
     (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

     If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

     If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

     D.   Investment Professionals

     The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III. VOTING PROCEDURES

     A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

     B.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

     C.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy

          Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

          4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.  ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

     A.   Assessment of the Agent

          The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the

          Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

          Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

     B.   Conflicts of Interest

          The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                      TITLE OR AFFILIATION
Stanley D. Vyner               Chief Investment Risk Officer and Executive Vice President,
                               ING Investments, LLC

Todd Modic                     Senior Vice President, ING Funds Services, LLC and ING
                               Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson                 Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                   Proxy Coordinator for the ING Funds and Manager - Special
                               Projects, ING Funds Services, LLC

Julius Drelick                 Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.        Counsel, ING Americas US Legal Services

Steve Wastek, Esq.             Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                                   ----------

I.   INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Voting on director nominees in uncontested elections not subject to specific          Case-by-Case
policies described herein

Voting on independent outside director nominees in any cases in which                 Case-by-Case
application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence

Votes from a nominee who, during both of the most recent two years, attended            Withhold
less than 75 percent of the board and committee meetings without a valid reason for the absences. Do not withhold votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Votes from a nominee in connection with poison pill considerations (E.G.,               Withhold
failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee

Provided that a nominee served on the board during the relevant time period,            Withhold
votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.
However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

Voting on a nominee who has not acted upon WITHHOLD votes representing a              Case-by-Case
majority of the votes cast at the previous annual meeting

Votes from inside directors or affiliated outside directors who sit on the audit        Withhold
committee

Votes from inside directors or affiliated outside directors who sit on the          Do Not Withhold
nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

Votes from inside directors or affiliated outside directors if the full board       Do Not Withhold
serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions
(E.G., performance of relevant

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect",      Do Not Withhold
votes on nominees who sit on the compensation committee or from the pay package recipient.

     -    Compensation committee members who served during the relevant time          Case-by-Case
          period if the Agent has raised other considerations regarding compensation practices, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member

Independent outside director nominees serving on the audit committee, but if               For
total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote against auditor ratification if concerns exist regarding such fees, E.G., that remuneration for the non-audit work is so lucrative as to taint the auditor's independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority         Case-by-Case
independent. Inside director or affiliated outside director nominees in cases in which the full board is not majority independent, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence. When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Nominees who sit on up to (and including) seven public company boards, unless              For
the nominee is also CEO of a public company, in which case the public company board threshold shall be four

Nominees who are not public company CEOs but sit on more than seven public            Case-by-Case
company boards, or public company CEO nominees who sit on more than four public company boards

Proposals Regarding Board Composition or Board Service

     -    Shareholder proposals to impose new board structures or policies,              Against
          including those requiring that the positions of Chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          been identified.

     -    Management proposals to adopt or amend board structures or policies,             For
          except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders' rights.

     -    Shareholder proposals seeking more than a simple majority of                   Against
          independent directors

     -    Shareholder proposals asking that board compensation and/or nominating         Against
          committees be composed exclusively of independent directors

     -    Shareholder proposals to limit the number of public company boards on          Against
          which a director may serve

     -    Shareholder proposals that seek to redefine director independence or           Against
          directors' specific roles (E.G., responsibilities of the lead director)

     -    Shareholder proposals requesting creation of additional board                  Against
          committees or offices, except as otherwise provided for herein

     -    Shareholder proposals that seek creation of an audit, compensation or            For
          nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee)

     -    Shareholder proposals to limit the tenure of outside directors                 Against

     -    Shareholder proposals to impose a mandatory retirement age for outside         Against
          directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors

Shareholder proposals requiring directors to own a minimum amount of company             Against
stock in order to qualify as a director or to remain on the board

Director and Officer Indemnification and Liability Protection                         Case-by-Case

     -    Limit or eliminate entirely directors' and officers' liability for             Against
          monetary damages for violating the duty of care

     -    Proposals that would expand coverage beyond just legal                         Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

     -    Proposals providing such expanded coverage in cases when a director's            For
          or officer's legal defense was unsuccessful if:

          (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
          (2)  Only if the director's legal expenses would be covered

PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for director nominees in contested elections                                   Case-by-Case

Reimburse proxy solicitation expenses                                                 Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in cases of high non-audit fees            For
Non-Audit Services

     -    Approval of auditors when total non-audit fees exceed the total of          Case-by-Case
          audit fees, audit-related fees and tax compliance and preparation fees. Vote AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote
          AGAINST.

Auditor Independence

     -    Shareholder proposals asking companies to prohibit their auditors from      Case-by-Case
          engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

     -    Shareholder proposals asking for mandatory audit firm rotation                 Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

     -    Proposals to classify                                                          Against

     -    Proposals to repeal classified boards and to elect all directors                 For
          annually

Shareholder Ability to Remove Directors

     -    Proposals that provide that directors may be removed only for cause            Against

     -    Proposals to restore shareholder ability to remove directors with or             For
          without cause

     -    Proposals that provide that only continuing directors may elect                Against
          replacement to fill board vacancies

     -    Proposals that permit shareholders to elect directors to fill board              For
          vacancies

Cumulative Voting

     -    Management proposals to eliminate cumulative voting, unless the                  For
          company maintains a classified board of directors

     -    Shareholder proposals to restore or permit cumulative voting, in cases           For
          in which the company maintains a classified board of directors

Time-Phased Voting

     -    Proposals to implement time-phased or other forms of voting that do            Against
          not promote a one share, one vote standard

     -    Proposals to eliminate such forms of voting                                      For

Shareholder Ability to Call Special Meetings

     -    Proposals to restrict or prohibit shareholder ability to call special          Against
          meetings

     -    Proposals that remove restrictions on the right of shareholders to act           For
          independently of management

Shareholder Ability to Act by Written Consent

     -    Proposals to restrict or prohibit shareholder ability to take action           Against
          by written consent

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals to allow or make easier shareholder action by written                  For
          consent

Shareholder Ability to Alter the Size of the Board

     -    Proposals that seek to fix the size of the board                            Case-by-Case

     -    Proposals that give management the ability to alter the size of the            Against
          board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

     -    Proposals that ask a company to submit its poison pill for shareholder           For
          ratification, or to redeem its pill in lieu thereof, unless:

          (1)  shareholders have approved adoption of the plan,                          Against
          (2)  a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or
          (3)  the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate

     -    Shareholder proposals to redeem a company's poison pill                     Case-by-Case

     -    Management proposals to ratify a poison pill                                Case-by-Case

Fair Price Provisions

     -    Proposals to adopt fair price provisions                                    Case-by-Case

     -    Fair price provisions with shareholder vote requirements greater than          Against
          a majority of disinterested shares

Greenmail

     -    Proposals to adopt antigreenmail charter or by law amendments or                 For
          otherwise restrict a company's ability to make greenmail payments

     -    Antigreenmail proposals when they are bundled with other charter or         Case-by-Case
          by law amendments

Pale Greenmail                                                                        Case-by-Case

Unequal Voting Rights

     -    Dual-class exchange offers                                                     Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Dual-class recapitalizations                                                   Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

     -    Management proposals to require a supermajority shareholder to approve         Against
          charter and bylaw amendments

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal

Supermajority Shareholder Vote Requirement to Approve Mergers

     -    Management proposals to require a supermajority shareholder vote to            Against
          approve mergers and other significant business combinations

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for mergers and other significant business combinations

White Squire Replacements                                                                  For

Amendments to Corporate Documents

     -    Unless recommended by the Agent or Investment Professional as a                Against
          condition to a major transaction such as a merger, proposals seeking to remove shareholder approval requirements by:

          (1) moving article provisions to portions of the charter not requiring shareholder approval or
          (2) in corporate structures such as holding companies, removing provisions in an active subsidiary's charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

     -    Proposals for charter amendments that may support board entrenchment,          Against
          particularly if the proposal is bundled or the board is classified

     -    Proposals seeking charter or bylaw amendments to remove anti-takeover            For
          provisions

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
MISCELLANEOUS

Shareholder proposals to adopt confidential voting, use independent tabulators,            For
and use independent inspectors of election

Management proposals to adopt confidential voting                                          For

Open Access

     -    Shareholder proposals seeking open access to management's proxy             Case-by-Case
          material in order to nominate their own candidates to the board

Majority Voting Standard

     -    Management proposals seeking election of directors by the affirmative            For
          vote of the majority of votes cast in connection with a meeting of shareholders

     -    Shareholder proposals seeking adoption of the majority voting standard         Against

     -    Proposals seeking adoption of the majority voting standard for issuers      Case-by-Case
          with a history of board malfeasance

Bundled or "Conditioned" Proxy Proposals                                              Case-by-Case

Shareholder Advisory Committees                                                       Case-by-Case

Management proposals for Other Business, in connection with proxies of U.S.                For
issuers, except in connection with a proxy contest in which a Fund is not voting in support of management

Proposals to lower quorum requirements for shareholder meetings below a majority      Case-by-Case
of the shares outstanding

CAPITAL STRUCTURE

Common Stock Authorization

     -    Proposals to increase the number of shares of common stock, taking          Case-by-Case
          into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest. Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (E.G., rationale and prudent historical usage), will generally be utilized in

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          evaluating such proposals.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards. Consider on a CASE-BY-CASE basis those requests failing the Agent's review for proposals in connection with which a contrary recommendation from the Investment
               Professional(s) has been received and is to be utilized.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a
               CASE-BY-CASE basis if a contrary recommendation from the
               Investment Professional(s) has been received and is to be
               utilized.

          -    Proposals to authorize capital increases exceeding the Agent's              For
               thresholds when a company's shares are in danger of being
               delisted or if a company's ability to continue to operate as a going concern is uncertain.

     -    Proposals to increase the number of authorized shares of the class of          Against
          stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s)
          is a condition of such favorable proposal(s)

     -    Shareholder proposals to eliminate dual class capital structures with            For
          unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s)

Stock Distributions: Splits and Dividends

     -    Management proposals to increase common share authorization for a                For
          stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a
          CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the
          Investment Professional(s) has been received and is to be utilized

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Reverse Stock Splits

     -    Management proposals to implement a reverse stock split when the                 For
          number of shares authorized for issue is proportionately reduced

     -    Proposals to implement a reverse stock split that do not                    Case-by-Case
          proportionately reduce the number of shares of authorized for issue

Preferred Stock

     -    Proposals authorizing the issuance of preferred stock or creation of           Against
          new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock) ), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or create blank check preferred stock in cases                For
          where the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment
          Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or authorize preferred stock in cases where the               For
          company specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

     -    Proposals to increase the number of blank check preferred shares after      Case-by-Case
          analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other than           For
those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                               For

Shareholder Proposals that Seek Preemptive Rights or Management Proposals that        Case-by-Case
Seek to Eliminate Them

Debt Restructuring                                                                    Case-by-Case

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Share Repurchase Programs                                                                  For

Management Proposals to Cancel Repurchased Shares                                          For

Tracking Stock                                                                        Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee benefit plans, unless otherwise       Case-by-Case
provided for herein, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

     - Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

     -    Proposals seeking approval of plans for which the Agent suggests cost       Case-by-Case
          assessment may not be possible due to the issuer's method of disclosing shares allocated to the plan(s)

     -    Proposals for plans with costs within the cap if the considerations              For
          raised by the Agent pertain solely to equity compensation burn rate or pay for performance

     -    Proposals for plans administered by potential grant recipients                 Against

     -    Proposals for plans for which the Agent raises other considerations         Case-by-Case
          not otherwise provided for herein

Restricted Stock Plans

     -    Proposals for restricted stock plans, or the issuance of shares in          Case-by-Case
          connection with such plans, considering factors such as level of disclosure and adequacy of vesting or performance requirements.
          Proposals for plans that do not meet the Agent's criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

Management Proposals Seeking Approval to Reprice/Replace Options, considering         Case-by-Case
rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms

     -    Proposals that meet the Agent's criteria for acceptable                          For
          repricing/replacement transactions, except that burn rate
          considerations raised by the Agent shall not be grounds for

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          withholding support

     -    Management proposals seeking approval of compensation plans that:              Against

          (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval,
          (2) include provisions that permit repricing/replacement transactions that do not meet the Agent's criteria (except regarding burn rate as noted above), or
          (3) give the board sole discretion to approve option repricing/replacement programs

Director Compensation, with voting decisions generally based on the Agent's           Case-by-Case
quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent's threshold. DO
NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans                                                         Case-by-Case

OBRA-Related Compensation Proposals

     -    Amendments that Place a Cap on Annual Grants or Amend Administrative             For
          Features

     -    Amendments to Add Performance-Based Goals                                        For

     -    Amendments to Increase Shares and Retain Tax Deductions Under OBRA          Case-by-Case

     -    Approval of Cash or Cash-and-Stock Bonus Plan                                    For

Shareholder Proposals Regarding Executive and Director Pay

     -    Proposals that seek disclosure beyond regulatory requirements of the           Against
          remuneration of individuals other than senior executives and directors or proposals seeking such disclosure if providing it would be out of step with market practice and potentially disruptive to the business

     -    Proposals that seek to impose new compensation structures or policies,         Against
          including "claw back" recoupments, unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Golden and Tin Parachutes

     -    Shareholder proposals to have golden and tin parachutes submitted for            For
          shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements

     -    Shareholder proposals to submit executive severance agreements that do         Against
          not specify change-in-control events, Supplemental Executive
          Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange

     -    All proposals to ratify or cancel golden or tin parachutes                  Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                     For

401(k) Employee Benefit Plans                                                              For

Shareholder proposals to expense stock options, unless company has already                 For
publicly committed to expensing options by a specific date

Shareholder proposals requiring mandatory periods for officers and directors to          Against
hold company stock

STATE OF INCORPORATION

Voting on State Takeover Statutes                                                     Case-by-Case

Voting on Reincorporation Proposals                                                   Case-by-Case

     -    Management reincorporation proposals upon which another key proposal,            For
          such as a merger transaction, is contingent if the other key proposal is also supported

     -    Shareholder reincorporation proposals not also supported by the                Against
          company

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions                                                              Case-by-Case

Corporate Restructuring, including demergers, minority squeezeouts, leveraged         Case-by-Case
buyouts, spinoffs, liquidations, dispositions, divestitures

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
and asset sales, with voting decisions generally based on the Agent's approach to evaluating such proposals

Appraisal Rights                                                                           For

Changing Corporate Name                                                                    For

Adjournment of Meeting

     -    Proposals to adjourn a meeting when the primary proposal is also voted           For
          FOR

MUTUAL FUND PROXIES

Election of Directors                                                                 Case-by-Case

Converting Closed-end Fund to Open-end Fund                                           Case-by-Case

Proxy Contests                                                                        Case-by-Case

Investment Advisory Agreements                                                        Case-by-Case

Approving New Classes or Series of Shares                                                  For

Preferred Stock Proposals                                                             Case-by-Case

1940 Act Policies                                                                     Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                      Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                             Case-by-Case

Name Rule Proposals                                                                   Case-by-Case

Disposition of Assets/Termination/Liquidation                                         Case-by-Case

Changes to the Charter Document                                                       Case-by-Case

Changing the Domicile of a Fund                                                       Case-by-Case

Change in Fund's Subclassification                                                    Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder                For
Approval

Distribution Agreements                                                               Case-by-Case

Master-Feeder Structure                                                                    For

Mergers                                                                               Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                        Against

Reimburse Shareholder for Expenses Incurred                                           Case-by-Case

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Terminate the Investment Advisor                                                      Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of factors may go into        Case-by-Case
each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.
Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Shareholder proposals seeking to dictate corporate conduct, apply existing law,          Against
duplicate policies already substantially in place and/or addressed by the issuer or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or
activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein.

     - Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

          -    consumer and public safety
          -    environment and energy
          -    labor standards and human rights
          -    military business and political concerns
          -    workplace diversity and non-discrimination
          -    sustainability
          -    social issues
          -    vendor activities
          -    economic risk, or
          -    matters of science and engineering Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting against such proposal            Against
because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate, unless otherwise provided for herein. For purposes of these global Guidelines, "AGAINST" shall mean withholding of support for a proposal, resulting in submission of a vote of
AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

Proposals for which the Agent recommends support of practices described herein        Case-by-Case
as associated with a firm AGAINST vote:

     (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or
     (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals

Routine Management Proposals                                                               For

     -    The opening of the shareholder meeting                                           For

     -    That the meeting has been convened under local regulatory requirements           For

     -    The presence of quorum                                                           For

     -    The agenda for the shareholder meeting                                           For

     -    The election of the chair of the meeting                                         For

     -    The appointment of shareholders to co-sign the minutes of the meeting            For

     -    Regulatory filings (E.G., to effect approved share issuances)                    For

     -    The designation of inspector or shareholder representative(s) of                 For
          minutes of meeting

     -    The designation of two shareholders to approve and sign minutes of               For
          meeting

     -    The allowance of questions                                                       For

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    The publication of minutes                                                       For

     -    The closing of the shareholder meeting                                           For

     -    Other similar routine management proposals                                       For

Discharge of Management/Supervisory Board Members

     -    Management proposals seeking the discharge of management and                     For
          supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders

Director Elections

     -    Votes on director nominees in contested elections, or in uncontested        Case-by-Case
          elections not subject to policies described herein. Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
          Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's
          corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure.

     -    For issuers domiciled in Canada, Finland, France, Ireland, the                 Against
          Netherlands, Sweden or tax haven markets, non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee

     -    For issuers in all markets, including those in tax haven markets and           Against
          those in Japan that have adopted the U.S.-style board-with-committees structure, non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, the slate.

     -    In tax haven markets, non-independent directors in cases in which the        Do Not Vote
          full board serves as the compensation committee, or the company does           Against
          not have a compensation committee

     -    Non-independent directors who sit on the compensation or nominating          Do Not Vote
          committees, provided that such committees meet the applicable                  Against
          independence requirements of the relevant listing exchange

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    In cases in which committee membership is unclear, non-independent          Case-by-Case
          director nominees if no other issues have been raised in connection with his/her nomination

     -    Individuals nominated as outside/non-executive directors who do not            Against
          meet the Agent's standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis

     -    For issuers in Canada and tax haven markets, votes on bundled slates           Against
          of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent's standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

     -    Nominees or slates of nominees presented in a manner not aligned with          Against
          market practice and/or legislation, including:

          -    Bundled slates of nominees in (Hong Kong or France);

          -    Simultaneous reappointment of retiring directors (South Africa);

          - In markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

          -    Nominees whose names are not disclosed in advance of the meeting
               (Hong Kong or South Africa)

     -    Nominees for which the Agent has raised concerns regarding scandals or      Case-by-Case
          internal controls

     - For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees' attendance records are adequately disclosed, the Funds' U.S.
          Guidelines with respect to director attendance shall apply.

     - For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds' U.S. Guidelines with respect to director elections shall apply.

Board Structure

     -    Proposals to fix board size, but also support proposals seeking a                For
          board range if the range is reasonable in the context of market practice and anti-takeover considerations

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Independent Statutory Auditors

     -    With respect to Japanese companies that have not adopted the                   Against
          U.S.-style board-with-committees structure, any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote against all nominees.

     -    Incumbent nominees at companies implicated in scandals or exhibiting           Against
          poor internal controls

Nominating Committee

     -    Proposals that permit non-board members to serve on the nominating             Against
          committee

Director Remuneration                                                                 Case-by-Case

     -    Proposals to approve the remuneration of directors as long as the                For
          amount is not excessive and there is no evidence of abuse

Retirement Bonuses

With respect to Japanese companies:

     -    Proposals if all payments are for directors and auditors who have                For
          served as executives of the company

     -    Proposals if one or more payments are for non-executive, affiliated            Against
          directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served

     -    If Agent raises scandal or internal control considerations, bonus              Against
          proposals only for nominees whom a Fund is also voting AGAINST for that reason

Stock Option Plans for Independent Internal Statutory Auditors

     -    With respect to Japanese companies, proposals regarding option grants          Against
          to independent internal statutory auditors, following the Agent's guidelines

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Equity Compensation Plans

     -    Votes with respect to compensation plans, unless otherwise provided         Case-by-Case
          for herein, with voting decisions generally based on the Agent's approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company's share plans and analysis of plan features

Shares Reserved for Equity Compensation Plans

     - Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's methodology, including classification of a company's stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

     -    Equity compensation plans (E.G., option, warrant, restricted stock or          Against
          employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:

     -    Exceed Agent's recommended dilution limits;

     - Provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (E.G., Japan);

     -    Are administered by potential grant recipients;

     - Permit financial assistance in the form of interest-free, non-recourse loans in connection with executive's participation;

     - For restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent's criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

     - Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent's approach to evaluating such plans;

     - Provide for terms or participation that is markedly out of line with market practice

     -    Provide for retesting in connection with achievement of

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          performance hurdles unless the Agent's analysis indicates that:

          (1) Performance targets are adequately increased in proportion to the additional time available,
          (2) The amount of compensation subject to retesting is de minimis as a percentage of overall compensation or relative to market practice, or
          (3) The issuer has committed to cease retesting within a reasonable period of time.

     -    Such plans or the related issuance of shares that

          (1)  Do not suffer from the defects noted above or                               For
          (2)  Otherwise meet the Agent's tests if the considerations raised by the Agent pertain solely to performance hurdles or the company's rationale in support of the plan or its participants

     -    Proposals in connection with such plans or the related issuance of          Case-by-Case
          shares in other instances

Remuneration Reports

     -    Reports that include compensation plans permitting:

          (1)  Practices or features not supported under these Guidelines                Against
          (2)  Financial assistance or retesting under the conditions described above, or
          (3)  Provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual
               components are reasonably aligned with market practices on a going-forward basis (E.G., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report)

     -    Except as described above, votes on provisions Agent raises with            Case-by-Case
          concern regarding severance/termination payments, contract or notice periods, "leaver" status and vesting or performance criteria

Shareholder Proposals Regarding Executive and Director Pay

     - The Funds' U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

     -    Unless otherwise provided for herein, voting decisions shall generally           For
          be based on the Agent's practice to support general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without


                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          preemptive rights to a maximum of 20 percent of currently issued capital.

     -    Specific issuance requests, based on the proposed use and the               Case-by-Case
          company's rationale

     -    Proposals to issue shares (with or without preemptive rights), or to           Against
          grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval

Increases in Authorized Capital

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Nonspecific proposals to increase authorized capital up to 100 percent           For
          over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding

     -    Specific proposals to increase authorized capital, unless:                       For

         -    The specific purpose of the increase (such as a share-based                Against
              acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

         - The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

     -    Proposals to adopt unlimited capital authorizations                            Against

Preferred Stock

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Creation of a new class of preferred stock or issuances of preferred             For
          stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

     -    Creation/issuance of convertible preferred stock as long as the                  For
          maximum number of common shares that could be issued upon conversion meets the Agent's guidelines on equity issuance requests

     -    Creation of (1) a new class of preference shares that would                    Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid

Poison Pills/Protective Preference Shares

     -    Management proposals in connection with poison pills or anti-takeover          Against
          issuances that do not meet the Agent's standards, but generally not regarding director nominees or remuneration in connection with poison pill considerations raised by the Agent

Approval of Financial Statements and Director and Auditor Reports

     -    Management proposals seeking approval of financial accounts and                  For
          reports, unless there is concern about the company's financial accounts and reporting

Remuneration of Auditors

     -    Proposals to authorize the board to determine the remuneration of                For
          auditors, unless there is evidence of excessive compensation relative to the size and nature of the company

Indemnification of Auditors                                                              Against

Allocation of Income and Dividends

     -    Management proposals concerning allocation of income and the                     For
          distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent's recommendations AGAINST payouts deemed too low according to Agent's methodology

Stock (Scrip) Dividend Alternatives                                                        For

     -    Stock (scrip) dividend proposals that do not allow for a cash option           Against
          unless management demonstrates that the cash option is harmful to shareholder value

Debt Issuance Requests                                                                Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

     -    Debt issuances for companies when the gearing level is between zero              For
          and 100 percent

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals where the issuance of debt will result in the gearing level       Case-by-Case
          being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

     -    Adoption of financing plans if they are in the best economic interests           For
          of shareholders

Related Party Transactions                                                            Case-by-Case

     -    Approval of such transactions unless the agreement requests a                    For
          strategic move outside the company's charter or contains unfavorable terms

Approval of Donations

     -    Proposals for which adequate, prior disclosure of amounts is not               Against
          provided

Capitalization of Reserves

     -    Proposals to capitalize the company's reserves for bonus issues of               For
          shares or to increase the par value of shares

Amendments to Articles of Association                                                 Case-by-Case

     -    That are editorial in nature                                                     For

     -    Where shareholder rights are protected                                           For

     -    Where there is negligible or positive impact on shareholder value                For

     -    For which management provides adequate reasons for the amendments or             For
          the Agent otherwise supports management's position

     -    Which the company is required to do so by law (if applicable)                    For

     -    With respect to article amendments for Japanese companies:

          -    Management proposals to amend a company's articles to expand its            For
               business lines

          -    Management proposals to amend a company's articles to provide for           For
               an expansion or reduction in the size of the board, unless the expansion/ reduction is clearly disproportionate to the
               growth/decrease in the scale of the business or raises
               anti-takeover concerns

          -    If anti-takeover concerns exist, management proposals,                    Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
               including bundled proposals, to amend a company's articles to authorize the Board to vary the annual meeting record date

          -    Management proposals regarding amendments to authorize share              Against
               repurchases at the board's discretion, unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders'
               interest (generally following the Agent's guidelines)

Other Business

     -    Management proposals for Other Business in connection with global              Against
          proxies, voting in accordance with the Agent's market-specific recommendations

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2007

                              ING SERIES FUND, INC.
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 922-0180

                     ING Global Science and Technology Fund
                         ING International Equity Fund
                   ("formerly, ING International Growth Fund")


                                 CLASS O SHARES


          This Statement of Additional Information ("SAI") relates to the series listed above (each a "Fund" and collectively the "Funds") of ING Series Fund, Inc. ("Company"). A Prospectus for the Funds dated February 28, 2007, which provides the basic information you should know before investing in the Funds, may be obtained without charge from the Funds or the Funds' principal underwriter, ING Funds Distributor, LLC ("Distributor"), at the address listed above. This SAI is not a prospectus, but is incorporated herein by reference, and should be read in conjunction with the Prospectus, dated February 28, 2007, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

          The information in this SAI expands on the information contained in the Prospectus and any supplements thereto. The Funds' financial statements and the independent registered public accounting firm's report thereon, included in the annual shareholder report dated October 31, 2006, are incorporated herein by reference. Copies of the Funds' Prospectus and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Funds at the address and phone number written above. Terms used in this SAI have the same meaning as in the Prospectuses, and some additional terms are defined particularly for this SAI.

                                TABLE OF CONTENTS


HISTORY OF THE COMPANY                                                         3
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS                                   3
FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES                              43
DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES                                 46
MANAGEMENT OF THE COMPANY                                                     48
CODE OF ETHICS                                                                58
PROXY VOTING PROCEDURES                                                       58
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                    59
ADVISER                                                                       59
ADVISORY FEES                                                                 60
SUB-ADVISERS                                                                  61
OTHER ACCOUNTS                                                                66
RULE 12B-1 PLANS                                                              68
ADMINISTRATOR                                                                 69
CUSTODIAN                                                                     70
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 71
TRANSFER AGENT                                                                71
BROKERAGE ALLOCATION AND TRADING POLICIES                                     71
SHAREHOLDER ACCOUNTS AND SERVICES                                             73
NET ASSET VALUE                                                               75
DISTRIBUTOR                                                                   83
CALCULATION OF PERFORMANCE DATA                                               85
PERFORMANCE COMPARISONS                                                       87
FINANCIAL STATEMENTS                                                          88
APPENDIX A                                                                    89

                             HISTORY OF THE COMPANY


          The Company is a Maryland corporation registered as a diversified, open-end management investment company. The Company was organized in June 1991 and currently consists of 15 separately managed series:


          This SAI pertains only to ING Global Science and Technology and ING International Equity Fund.


          INCORPORATION. The Company was incorporated under the laws of the state of Maryland on June 17, 1991.

          SERIES AND CLASSES. The Company currently offers multiple series. Only ING Global Science and Technology Fund and ING International Equity Fund are offered through this SAI and the corresponding Prospectus.


          The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI.

          Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class;
(b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class O shares are offered through this SAI and the corresponding Prospectus.

          CAPITAL STOCK. Fund shares are fully paid and nonassessable when issued. Class O shares have no preemptive or conversion rights. Each share of each Fund has the same rights to share in dividends declared by the Fund for that share class. Upon liquidation of a Fund, shareholders in that Fund are entitled to share PRO RATA in the net assets of the Fund available for distribution to shareholders.

          VOTING RIGHTS. Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

          SHAREHOLDER MEETINGS. The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended ("1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

          1940 ACT CLASSIFICATION. The Company is a diversified, open-end management investment company, as those terms are defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

              SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISK

DIVERSIFICATION


          Each Fund is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose, other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of a Fund and to not more than 10% of the outstanding voting securities of the issuer).

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

          The table on the following pages identifies various securities and investment techniques used by the adviser or sub-advisers in managing the Funds described in this SAI. The table has been marked to indicate those securities and investment techniques that the adviser and the sub-advisers may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by each Funds' investment objective, policies and restrictions described in that Fund's Prospectus and/or this SAI, as well as the federal securities laws. There can be no assurance that any of the Funds will achieve their investment objectives. The Funds' policies, investment strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy. See each Fund's fundamental investment restrictions for further information.

                                                                               ING                 ING
                                                                         GLOBAL SCIENCE       INTERNATIONAL
                           INVESTMENTS                                   TECHNOLOGY FUND       EQUITY FUND
------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENTS
   Common Stock                                                                 X                  X
   Convertible Securities                                                       X                  X
   Preferred Stock                                                              X                  X
   Synthetic Convertible Securities(1)                                          X
   IPOs                                                                         X                  X
FOREIGN AND EMERGING MARKET INVESTMENTS
   ADRs / EDRs/ GDRs                                                            X                  X
   Eurodollar/Yankee                                                            X                  X
   Dollar Instruments(2)
   Eurodollar Convertible Securities(2)                                         X                  X
   Foreign and Emerging Market Securities                                       X                  X
   Foreign Bank Obligations(2)                                                  X                  X
   Foreign Currency Exchange Transactions(7)                                    X                  X
   Foreign Mortgage-Related Securities(2)                                       X                  X
   International Debt Securities                                                X                  X
   Sovereign Debt Securities                                                    X                  X
   Supranational Agencies(2,3)                                                  X                  X
FIXED-INCOME INVESTMENTS
   ARMs                                                                         X                  X
   Asset-Backed Securities (non-Mortgage)(2)                                    X                  X
   Banking Industry Obligations/Short-Term Investments(2)                       X                  X
   Corporate Debt Securities                                                    X                  X
   Credit-Linked Notes(2)                                                       X                  X
   Floating or Variable Rate Instruments(2)                                     X                  X
   GICs(2)                                                                      X                  X
   Government Trust Certificates(2)                                             X                  X
   GNMA Certificates(2)                                                         X                  X
   High Yield Securities(4)                                                     X                  X
   Mortgage-Related Securities(2)                                               X                  X
   Municipal Securities(2)                                                      X                  X
   Municipal Lease Obligations(2)                                               X                  X
   Savings Association Obligations(2,5)                                         X                  X
   Tax Exempt Industrial Development Bonds and Pollution Control Bonds          X                  X
   Subordinated Mortgage Securities                                             X                  X
   Interest/Principal Only Stripped(2)                                          X                  X
   U. S. Government Securities(2,5)                                             X                  X
   Zero Coupon and Pay-In-Kind(2)                                               X                  X
OTHER INVESTMENTS
   Derivatives(9)                                                               X                  X
      DEALER OPTIONS(6)                                                         X                  X
      FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS(6)                        X                  X
      FOREIGN CURRENCY OPTIONS(7)                                               X                  X
      FORWARD CURRENCY CONTRACTS(6)                                             X                  X
      FOREIGN FUTURE CONTRACTS AND FOREIGN OPTIONS(7)                           X                  X
      FORWARD FOREIGN CURRENCY CONTRACTS(7)                                     X                  X
      INDEX-, CURRENCY-, AND EQUITY-LINKED SECURITIES(6)                        X                  X
      OPTIONS ON FUTURES(6)                                                     X                  X
      OVER THE COUNTER OPTIONS(6)                                               X                  X
      PUT AND CALL OPTIONS(6,8)                                                 X                  X
      STOCK INDEX OPTIONS(6)                                                    X                  X
      STRADDLES(6)                                                              X                  X
      WARRANTS                                                                  X                  X
   Other Investment Companies (10)                                              X                  X
   Private Funds                                                                X                  X
   Real Estate Securities                                                       X                  X
   Restricted and Illiquid Securities                                           X                  X

                                                                               ING                 ING
                                                                         GLOBAL SCIENCE       INTERNATIONAL
                           INVESTMENTS                                   TECHNOLOGY FUND       EQUITY FUND
-------------------------------------------------------------------------------------------------------------
   TBA Sale Commitments                                                         X                   X
INVESTMENT TECHNIQUES
   Borrowing                                                                    X                   X
   Lending of Portfolio Securities                                              X                   X
   Repurchase Agreements                                                        X                   X
   Reverse Repurchase Agreements and Dollar Rolls                               X                   X
   Securities, Interest Rate and Currency Swaps(9)                              X                   X
   Short Sales                                                                  X                   X
   Temporary Defensive and Short-Term Positions                                 X                   X
   When-Issued Securities and Delayed Delivery Transactions                     X                   X


(1) A Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

(2) The Funds may only invest in such instruments (which must be of high quality and short duration) for temporary and defensive or cash management purposes.

(3) Other than for temporary and defensive or cash management purposes each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.

(4) Each Fund will not invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's or if unrated, considered by the sub-adviser to be of comparable quality).

(5) The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.


(6) For purposes other than hedging, each Fund will invest no more than 5% of its assets in such instruments. With respect to futures, the 5% limit is calculated with reference to the national value of the futures contracts.


(7)  A Fund may only invest in such instruments for the purposes of hedging.

(8) Each Fund is prohibited from having written put and call options outstanding at any one time on more than 30% of its total assets. Each Fund will not write a put if it will require more than 50% of a Fund's net assets to be designated to cover all put obligations. Each Fund may not buy options if more than 3% of its assets immediately following such purchase would consist of put options. Each Fund may purchase and sell put and call options on equity securities only to close out positions previously opened. Each Fund will not write a call option on a security unless the call is "covered" (i.e. it already owns the underlying security). Each Fund may purchase put options when the adviser or sub-adviser, believed that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

(9) A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

(10) The Fund may invest in other companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

EQUITY INVESTMENTS

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

          COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Except for ING Global Science and Technology Fund, which may concentrate such investments maybe diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

          Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

          A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

          The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, a Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

          "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

INITIAL PUBLIC OFFERINGS

          Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

          The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to a Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to a Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

          The effect of an IPO investment can have a magnified impact on a Fund's performance when the Fund's asset bases are small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Fund's assets as it increases in size and, therefore, have a more limited effect on the Fund's performance.

          There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

FOREIGN AND EMERGING MARKET INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, GLOBAL DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

          American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") or other similar securities represent securities of foreign issuers. The securities are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are typically designed for U.S. investors and held either in physical form or in book entry form. EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically, these securities are traded on the Luxembourg exchange in Europe). Generally, ADRs, in registered form, are designed for use in the U.S securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

          Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U. S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

EURODOLLAR CONVERTIBLE SECURITIES

          Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges.

FOREIGN AND EMERGING MARKET SECURITIES

          Securities of foreign issuers have certain common characterists and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. The inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

          Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

          Although each Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by a Fund on these investments.

          The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

FOREIGN BANK OBLIGATIONS

          Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

          Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Each Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Funds' portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

          Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code Foreign-Mortgage Related Securities of 1986, as amended (the "Code").

FOREIGN MORTGAGE-RELATED SECURITIES

          Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

INTERNATIONAL DEBT SECURITIES

          International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depositary Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

          In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. Each Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

          Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of each Fund's investment income may be received or realized in foreign currencies, a Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Exchange Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to an adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

          RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

          The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased and re-registered in the name of that Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.

          Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

          In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Funds' investments in certain foreign banks and other financial institutions.

          FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

RISKS OF INVESTING IN FOREIGN SECURITIES

Investments in foreign securities involve certain inherent risks, including the following:

          MARKET CHARACTERISTICS. Settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

          LEGAL AND REGULATORY MATTERS. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

          TAXES. The interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

          COSTS. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser's or sub-adviser's assessment of prevailing market, economic and other conditions.

SOVEREIGN DEBT SECURITIES


          Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which a Fund may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in echange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issed by other emerging countries.


SUPRANATIONAL AGENCIES


          Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.


FIXED-INCOME SECURITIES




ADJUSTABLE RATE MORTGAGE SECURITIES

          Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

          There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

ASSET-BACKED SECURITIES (NON-MORTGAGE)


          Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, each Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and a Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.


          Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

          Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

          The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.


          The coupon rate, of interest on mortgage-related and asset-backed securities, is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS/SHORT-TERM INVESTMENTS

          Banking industry obligations include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by each Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

          A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

          For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

          In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

CORPORATE DEBT SECURITIES

          Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

          Debt obligations that are deemed investment grade carry a rating of at least Baa- from Moody's or BBB- from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa- or BBB-have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

CREDIT-LINKED NOTES

          A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Funds in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for either Fund. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Funds cannot assure that they can implement a successful strategy regarding this type of investments.


FLOATING OR VARIABLE RATE INSTRUMENTS


          Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) a Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. Each Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. Each Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.


GUARANTEED INVESTMENT CONTRACTS


          Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GOVERNMENT TRUST CERTIFICATES

          Government Trust Certificates represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES

          Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the U.S. Government.

          GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

          GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

          GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.


          GNMA Certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on

Certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

          Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA Certificates. Because of the variation in the life of the pools of mortgages which back various GNMA Certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA Certificates, such as that in which a Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA Certificate included in such a portfolio as described.

          The actual rate of prepayment for any GNMA Certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA Certificates tends to be concentrated in issues bearing the current coupon rate.

          Construction loan securities are issued to finance building costs. The Funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Fund's policy to record these GNMA Certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

          GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to a Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Fund engages in when-issued and delayed-delivery transactions, a Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in a Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). The adviser or sub-adviser each do not believe that a Fund's NAV or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. A Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.


HIGH YIELD SECURITIES

          High yield securities are debt securities that are rated lower than "Baa-" by Moody's Investors Service or "BBB-" by Standard & Poor's Corporation, or of comparable quality if unrated.

          High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

          High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value ("NAV"). The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

          The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

          Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

          RISKS ASSOCIATED WITH HIGH-YIELD SECURITIES:

          The medium- to lower-rated and unrated securities in which the Funds invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

          HIGH YIELD BOND MARKET. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

          SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may under perform investment grade corporate bonds.

          Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

          PAYMENT EXPECTATIONS. High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

          LIQUIDITY AND VALUATION RISKS. Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

          TAXATION. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

          LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the sub-advisers primarily rely on their own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of each Fund's investment objective may be more dependent on the advisers' or sub-advisers' own credit analysis than might be the case for a fund which does not invest in these securities.

MORTGAGE-RELATED SECURITIES

          The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Federal mortgage-related securities include obligations issued or guaranteed by GNMA, FNMA, and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "U. S. Government Securities."

          Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and a Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

          CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranches has a "stated maturity"--the latest date by which the tranches can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.


          CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.


          RISKS OF MORTGAGE-RELATED INVESTMENT Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.


MUNICIPAL SECURITIES


          Municipal securities are debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

          In general, municipal securities debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

          The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

          Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

          Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

          MORAL OBLIGATION SECURITIES - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

          INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.


          MUNICIPAL LEASE OBLIGATIONS. These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.


          The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the
adviser or sub-adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.


          SHORT-TERM MUNICIPAL OBLIGATIONS. These securities include the following:


          TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

          REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

          BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

          CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

          SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SAVINGS ASSOCIATION OBLIGATIONS


          The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.


TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

          Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

SUBORDINATED MORTGAGE SECURITIES

          Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal payments, interest or any combination thereof to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

          The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

          In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

          A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

          A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

          The adviser or sub-advisers will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The adviser or sub-advisers have developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. A Fund seeks opportunities to acquire subordinated residential mortgage securities when, in the view of the adviser or sub-advisers, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.


INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES


          Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

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U. S. GOVERNMENT SECURITIES


          Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitment. A Fund will invest in securities of such agencies or instrumentalities only when an adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.


ZERO COUPON AND PAY-IN-KIND SECURITIES

          Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

          The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Funds may realize no return on its investment, because these securities do not pay cash interest.


OTHER INVESTMENTS

DERIVATIVES


          Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, a Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner, as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

          The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly. If the sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.


          A Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, a Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, the Funds' use of such instruments may cause a Fund to realize higher amounts of short-term capital gains generally or cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.


DEALER OPTIONS

          Dealer options are options nogotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if that Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.


          Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, that Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While a Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.


          The Staff of the SEC takes the position that purchased dealer options are illiquid securities. Each Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, a Fund will treat dealer options as subject to that Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS


          A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").


          A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

          Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

          The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

          When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and a Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Funds' overall return could be less than if the hedging transactions had not been undertaken.

          Investments in futures contracts on fixed-income securities involve the risk that if the adviser's or a sub-adviser's judgment concerning the general direction of interest rates is incorrect, the Funds' overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, a Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

          Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

          Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Funds' futures contracts. A margin deposit is intended to assure the Funds' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

          If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

          When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

          Each Fund can buy and write (sell) options on futures contracts.

          POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require that Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Funds' ability to effectively hedge its portfolio, or the relevant portion thereof.

          The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


FOREIGN CURRENCY CONTRACTS


          Each Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Funds' position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS

          Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

          ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS CFTC regulations require that to prevent a Fund from being a commodity pool a Fund enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, a Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by a Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of the Funds' net assets, after taking into account realized profits and unrealized losses on such futures contracts.

          Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

          The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

          At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

          The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

          Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

          FOREIGN CURRENCY OPTIONS. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put and call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

          SWAP TRANSACTIONS. The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. Each Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

          RISKS OF INVESTING IN OPTIONS There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

          In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" above.

FORWARD FOREIGN CURRENCY CONTRACTS

          Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. A Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of an adviser or sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

          Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

          The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

          At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, a Funds may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange

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rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

          The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the adviser or sub-advisers must evaluate the credit and performance risk of each particular counterparty under a forward contract.

          Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each of the Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

          "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"). At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

          Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by an adviser or sub-adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by an adviser or sub-adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

OPTIONS ON FUTURES

          A futures option gives purchaser the right, but not the obligation, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by a Fund.

OVER-THE-COUNTER OPTIONS


          The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. Each Fund will write OTC Options only with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, each Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the adviser. Under these special arrangements, each Fund will enter into contracts with primary dealers that provide that a Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Funds for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by a Fund. Under such circumstances, a Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Funds' repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, a Fund might pay more to repurchase the OTC Option contract than a Fund would pay to close out a similar exchange traded option.

PUT AND CALL OPTIONS

          A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. Each Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of an adviser or sub-adviser.


          The Funds will not write call options on when-issued securities. The Funds purchase call options on primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. Each Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that a Fund intends to purchase pending its ability to invest in such securities in an orderly manner.


          So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

          When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

          An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).


          A Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying



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

obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Funds' obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

          In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

          If a put option is sold by a Fund, a Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

          The purchase of put options may be used to protect the Funds' holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, each Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by a Fund when it does not hold the underlying security.

          The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

          Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. Each Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

STOCK INDEX OPTIONS

          Stock Index options include put and call options with respect to the S&P 500 and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of a Fund.

          The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the adviser or each sub-adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.


          Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, a Fund could be unable to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund. The Fund purchases put or call options only with respect to an index which the adviser or each sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.


STRADDLES

          A Straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of a Funds' overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


WARRANTS


          A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Funds' entire investment therein).

OTHER INVESTMENT COMPANIES

          An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Fund invests in other investment companies, shareholders of that Fund bear their proportionate share of the underlying investment companies' fees and expenses.

          EXCHANGE-TRADED FUNDS ("ETFs"). An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if a Fund elects to redeem its ETF shares rather than selling them on the secondary market, that Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a Fund invests in ETF's, shareholders of that Fund bear their proportionate share of the underlying ETF's fees and expenses.

          HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRs"). HOLDRs are trust-issued receipts that represent the Funds' beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Funds' investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.


PRIVATE FUNDS


          U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in sections 3(c)(1) or 3(c)(7) of the 1940 Act, the Funds' ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Funds' expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of a Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Funds' entire investment in the Private Fund.

          Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, a Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. A Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

          The pooled investments allow a Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact a Fund significantly. However, a Fund bears any expenses incurred by the trust. In addition, a Fund assumes the liquidity risks generally associated the privately offered pooled investments.

          Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

          A Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

          Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in,


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

amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Funds' investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

REAL ESTATE SECURITIES

          Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

          Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES


          A Fund may invest in a restricted security or an illiquid security if a sub-adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

          Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.


          Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TO BE ANNOUNCED SALE COMMITMENTS

          Each Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. Each Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, a Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, a Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

                              INVESTMENT TECHNIQUES

BORROWING

          A Fund may borrow from banks. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

          Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


LENDING OF FUND SECURITIES


          In order to generate additional income, a Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Funds' total assets. No lending may be made with any companies affiliated with the adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. A Fund might experience a loss if the financial institution defaults on the loan. A Fund seeks to mitigate this risk through contracted indemnification upon default.

          The borrower at all times during the loan must maintain with a Fund cash or cash equivalent collateral or provide to a Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Fund any interest paid on such securities, and a Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of a Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in a Fund. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. A Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS


          Repurchase agreements may be considered to be loans by a Fund for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, a Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the sub-advisers will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TANSACTIONS

          Reverse repurchase agreement transactions involve the sale of U.S. government securities held by a Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, a Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Funds' holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Funds' net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

          In order to enhance portfolio returns and manage prepayment risks, the Funds may engage in dollar roll transations. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.


          Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS


          Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. Each Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Funds and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES

          A Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as SHORT SALES "AGAINST THE BOX"). In a short sale that is not "against the box," a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. A Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. A Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until a Fund replaces the security, the proceeds of the short sale are retained by the broker, and a Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan. To meet current margin requirements, a Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).


          Short sales by a Fund that are not made "against the box" create opportunities to increase a Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

          If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.


          A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

          In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Funds' obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.


          The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of a Fund as a regulated investment company. See "Dividends, Distributions and Taxes" below.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

          Investing in sertain short-term, high-quality debt instruments and in the U.S. government securities is does for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the adviser's or sub-adviser's ability to invest cash flows; (iii) to permit a Fund to meet redemptions requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Funds' assets are insufficient for effective investment equities.

          Although it is expected that each Fund will normally be invested include: (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including cerificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. When investing for the purposes indicated above, the Funds will normally invest in short-term instruments that do not have a maturity of greater that one year. To the extent a Fund is engaged in temorary defensive investments, it will not be pursuing its investment objective.


WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

          In order to secure prices or yields deemed advantageous at the time, a Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. Each Fund may also enter into forward commitments. A Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. a Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. a Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but a Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

          When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Funds' payment obligation). Depending on market conditions, a Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.


                             INVESTMENT RESTRICTIONS


          All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

FUNDAMENTAL INVESTMENT RESTRICTIONS


          The investment objective of each Fund is fundamental and may not be changed without a shareholder vote. Each Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a "majority" of each Fund's outstanding voting securities, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of (1) 67% or more of a Fund's shares present at a meeting of shareholders at which the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy; or (2) more than 50% of each Fund's outstanding voting securities.


          As a matter of fundamental policy, each Fund may not:

1. Hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are excluded from this restriction;

2. Concentrate its investments in any one industry, although the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to a Fund's investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Further, ING Global Science and Technology Fund will classify science and technology stocks as separate industries according to service type, including, but not limited to, semiconductors, biotechnology, pharmaceuticals, telecom, and internet software and services;


3. Make loans, except that, to the extent appropriate under its investment program, the Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of a Fund's total assets;


4. Issue any senior security (as defined in the 1940 Act), except that (i) the Fund may enter into commitments to purchase securities in accordance with a Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exceptive order; (iii) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;


5. Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if the Fund holds a security that is collateralized by an interest in real estate and the security defaults);

6. Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;


7. Borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of a Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of a Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, a Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

8. Act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, a Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).


NON-FUNDAMENTAL INVESTMENT POLICIES


          The Board has adopted the following non-fundamental investment restrictions which may be changed by the Board and without shareholder vote. Each Fund will not:

1. Except for ING Global Science and Technology Fund make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund, as described in this SAI and in the Prospectus;

2.   Invest in companies for the purpose of exercising control or management;

3. Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

4. Invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The adviser or the applicable sub-adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

5. Invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by the applicable sub-adviser to be of comparable quality; and

          With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by the Bloomberg Industry Group for ING International Fund and Standard Industrial Classification ("SIC") Codes for ING Global Science and Technology Fund. Each sub-adviser believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.


          ING Global Science and Technology has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the science and technology sectors. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


                               PORTFOLIO TURNOVER


          A change in securities held in the portfolio of a Fund is known as "portfolio turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however, the rate will be higher when a Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of capital gains by the Funds. Each Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.


[Placeholder for 2006 if necessary]

          DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES


          Each Fund is required to file its portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

          In addition, each Fund posts its complete portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (e.g., the Funds will post the quarter-ending June 30 holdings on August 1).

          Each Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

          Investors (both individual and institutional), financial intermediaries that distribute each Fund's shares and most third parties may receive a Fund's annual or semi-annual shareholder reports, or view on ING's website, a Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

          Other than in regulatory filings or on ING's website, a Fund may provide its portfolio holdings to certain unaffiliated third parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, a Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Fund's disclosure of its portfolio holdings may include disclosure:


     - To a Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;


     - To financial printers for the purpose of preparing Fund regulatory filings;

     -    For the purpose of due diligence regarding a merger or acquisition;


     - To a new adviser or sub-adviser prior to the commencement of its management of a Fund;


     - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more raw data from the Fund than is posted on the website (such agencies may receive more data from the Funds than is posted onto the Funds' website);

     - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Funds;

     - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Funds;

     - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders;

          In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

          The Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of a Fund's adviser, sub-adviser, principal underwriter or any affiliated person of a Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize a Fund's administrator to implement the Board's Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-advisers, principal underwriter and their affiliates. The Board has authorized the senior officers of a Fund's administrator to authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. A Fund's administrator reports quarterly to the Board regarding the implementation of the Policies.

          Each Fund has the following ongoing arrangements with certain third parties to provide a Fund's portfolio holdings:



                                                                                  TIME LAG BETWEEN DATE OF INFORMATION AND DATE
PARTY                                               PURPOSE           FREQUENCY                INFORMATION RELEASED
-------------------------------------------------------------------------------------------------------------------------------
Societe Generale Constellation             Class B shares financing   Weekly      None

Institutional Shareholder Services, Inc.   Proxy Voting               Daily       None
                                           & Class Action
                                           Services

Charles River Development                  Compliance                 Daily       None




          All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Fund and its shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's legal department. All waivers and exceptions involving any of the Funds will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Funds, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                            MANAGEMENT OF THE COMPANY

Set forth in the table below is information about each Director of the Company

                                                                                               NUMBER OF
                          POSITION(S)       TERM OF                                            FUNDS IN
                              HELD         OFFICE AND                                            FUND
                              WITH         LENGTH OF                                            COMPLEX
                              THE             TIME         PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY   OTHER BOARD MEMBERSHIPS
 NAME, ADDRESS AND AGE      COMPANY        SERVED (1)             THE PAST 5 YEARS           DIRECTOR (2)       HELD BY DIRECTOR
-----------------------   -----------   ---------------   --------------------------------   ------------   -----------------------

DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

ALBERT E. DEPRINCE, JR.   Director      June 1998 -       Professor of Economics and             (--)       Academy of Economic and
7337 East Doubletree                    Present           Finance, Middle Tennessee State                   Finance (February 2005
Ranch Road                                                University (August 1991 -                         - Present).
Scottsdale, AZ 85258                                      Present).
Age: 65

MARIA THERESA FIGHETTI    Director      April 1994 -      Retired. Formerly, Associate           (--)       None.
7337 East Doubletree                    Present           Commissioner/Attorney, New York
Ranch Road                                                City Department of Mental
Scottsdale, AZ 85258                                      Health, (June 1973 - October
Age: 63                                                   2002).

SIDNEY KOCH               Director      April 1994 -      Self-Employed Consultant (June         (--)       None.
7337 East Doubletree                    Present           2000 - Present).
Ranch Road
Scottsdale, AZ 85258
Age: 71

DR. CORINE T. NORGAARD    Director      June 1991 -       Retired. Formerly, President,          (--)       Mass Mutual Corporate
7337 East Doubletree                    Present           Thompson Enterprises (September                   and Participation
Ranch Road                                                2004 - September 2005); and Dean                  Investors (April 1997 -
Scottsdale, AZ 85258                                      of the Barney School of                           Present); Mass Mutual
Age: 69                                                   Business, University of                           Premier Series
                                                          Hartford, (August 1996 - June                     (December 2004 -
                                                          2004).                                            Present); and Mass
                                                                                                            Mutual MML Series II
                                                                                                            (April 2005 -Present).

EDWARD T. O'DELL          Director      June 2002 -       Retired. Formerly, Partner of          (--)       None.
7337 East Doubletree                    Present           Goodwin Procter LLP (June 1966 -
Ranch Road                                                September 2000).
Scottsdale, AZ 85258
Age: 71

JOSEPH E. OBERMEYER       Director      January 2003 -    President, Obermeyer &                 (--)       None.
7337 East Doubletree                    Present           Associates, Inc. (November 1999
Ranch Road                                                - Present).
Scottsdale, AZ 85258
Age: 48


(1)  Directors serve until their successors are duly elected and qualified.

(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Bond Portfolio; ING VP Intermediate Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

OFFICERS

          Information about the Funds' officers are set forth in the table below:


NAME, ADDRESS AND           POSITIONS HELD WITH      TERM OF OFFICE AND LENGTH
AGE                         THE COMPANY              OF TIME SERVED (1)          PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
SHAUN P. MATHEWS            President and Chief      November 2006 - Present     President and Chief Executive Officer, ING
7337 East Doubletree        Executive Officer                                    Investments, LLC(2) (December 2006 - Present);
Ranch Road                                                                       Head of ING USFS Mutual Funds and Investment
Scottsdale, AZ 85258                                                             Products (October 2004 - Present); CMO, INF
Age: 51                                                                          USFS (April 2002 - October 2004); Head of
                                                                                 Rollover/Payout (October 2001 - December 2003).

MICHAEL J. ROLAND           Executive Vice           April 2002 - Present        Executive Vice President ING Investments, LLC(2)
7337 East Doubletree        President                                            (December 2001 - Present). Formerly, Chief
Ranch Road                                                                       Compliance officer, ING Investments, LLC(2) Chief
Scottsdale, AZ 85258                                                             Financial Officer, ING Investments, LLC (2), ING
Age: 48                                                                          Life Insurance and annuity Company, and Directed
                                                                                 Services, Inc. (October 2004 - December 2005);
                                                                                 Chief Financial Officer and Treasurer, ING
                                                                                 Investments, LLC(2) (December 2001 - March 2005);
                                                                                 and Senior Vice President ING Investments, LLC (2)
                                                                                 (June 1998 - December 2001).

STANLEY D. VYNER            Executive Vice           March 2002 - Present        Executive Vice President, ING Investments, LLC (2)
7337 East Doubletree        President                                            (July 2000 - Present) and Chief Investment Risk
Ranch Road                                                                       Officer (January 2003 - Present). Formerly, Chief
Scottsdale, AZ 85258                                                             Investment Officer of the International
Age: 56                                                                          Portfolios, ING Investments, LLC (2) (August 2000
                                                                                 - January 2003).

NAME, ADDRESS AND           POSITIONS HELD WITH      TERM OF OFFICE AND LENGTH
AGE                         THE COMPANY              OF TIME SERVED (1)          PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
JOSEPH M. O'DONNELL         Executive Vice           March 2006 -Present         Chief Compliance Officer of the ING Funds
7337 East Doubletree        President                                            (November 2004 - Present) and ING Investments,
Ranch Road                                                                       LLC(2), ING Life Insurance and Annuity Company and
Scottsdale, AZ 85258        Chief Compliance         November 2004 - Present     directed Services, Inc. (March 2006 - Present) and
Age: 52                     Officer                                              Executive vice president of the ING Funds (March
                                                                                 2006 - Present). Formerly, Vice President, Chief
                                                                                 Legal Counsel, Chief Compliance Officer and
                                                                                 Secretary of Atlas Securities, Inc., Atlas
                                                                                 Advisers, Inc. and Atlas Funds (October 2001 -
                                                                                 October 2004); and Chief Operating Officer and
                                                                                 General Counsel of Matthews International Capital
                                                                                 Management LLC and Vice President and Secretary of
                                                                                 Matthews International Funds (August 1999 - May
                                                                                 2001).

ROBERT S. NAKA              Executive Vice           March 2006 - Present        Executive Vice President and Chief Operating
7337 East Doubletree        President and Chief                                  Officer, ING Funds Services, LLC(3) and ING
Ranch Road                  Operating Officer                                    Investments, LLC(2) (March 2006 - Present); and
Scottsdale, AZ 85258                                                             Assistant Secretary, ING Funds Services, LLC(3)
Age: 43                     Assistant Secretary      March 2002 - Present        (October 2001 - Present). Formerly, Senior Vice
                                                                                 President, ING Investments, LLC(2) (August 1999 -
                                                                                 March 2006).

TODD MODIC                  Senior Vice President,   March 2005 - Present        Senior Vice President, ING Funds Services, LLC (3)
7337 East Doubletree        Chief/Principal                                      (April 2005 - Present). Formerly, Vice President,
Ranch Road                  Financial Officer and                                ING Funds Services, LLC(3) (September 2002 - March
Scottsdale, AZ 85258        Assistant Secretary                                  2005); and Director of Financial Reporting, ING
Age: 39                                                                          Investments, LLC(2) (March 2001 - September 2002).

KIMBERLY A. ANDERSON        Senior Vice President    December 2003 - Present     Senior Vice President, ING Investments, LLC (2)
7337 East Doubletree                                                             (October 2003 - Present). Formerly, Vice President
Ranch Road                                                                       and Assistant Secretary, ING Investments, LLC (2)
Scottsdale, AZ 85258                                                             (January 2001 - October 2003).
Age: 41

ERNEST J. C'DEBACA          Senior Vice President    June 2006 - Present         Senior Vice President, ING Funds Services, LLC(3)
7337 East Doubletree                                                             (April 2006 - Present). Formerly, Counsel, ING
Ranch Road                                                                       Americas, U.S. Legal Services (January 2004 -
Scottsdale, AZ 85258                                                             March 2006); and Attorney-Adviser, U.S. Securities
Age: 37                                                                          and Exchange Commission (May 2001 - December
                                                                                 2003).

NAME, ADDRESS AND           POSITIONS HELD WITH      TERM OF OFFICE AND LENGTH
AGE                         THE COMPANY              OF TIME SERVED (1)          PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT TERRIS               Senior Vice President    June 2006 - Present         Senior Vice President of Operations, ING Funds
7337 East Doubletree                                                             Services, LLC(3) (May 2006 - Present); Formerly
Ranch Road                                                                       Vice President of Administration, ING Funds
Scottsdale, AZ 85258                                                             Services, LLC (September 2001 - May 2006).
Age: 36

ROBYN L. ICHILOV            Vice President and       March 2002 - Present        Vice President and Treasurer, ING Funds Services,
7337 East Doubletree        Treasurer                                            LLC(3) (October 2001 - Present) and ING
Ranch Road                                                                       Investments, LLC(2) (August 1997 - Present).
Scottsdale, AZ 85258
Age: 39

LAUREN D. BENSINGER         Vice President           March 2003 - Present        Vice President, and Chief Compliance Officer, ING
7337 East Doubletree                                                             Funds Distributor, LLC(4) (July 1995 - Present);
Ranch Road                                                                       and Vice President (February 1996 - Present); and
Scottsdale, AZ 85258                                                             Director of Compliance (October 2004 - Present)
Age: 53                                                                          ING Investments, LLC(2). Formerly, Chief
                                                                                 Compliance Officer, ING Investments, LLC(2)
                                                                                 (October 2001- October 2004).

MARIA M. ANDERSON           Vice President           September 2004 - Present    Vice President, ING Funds Services, LLC(3)
7337 East Doubletree                                                             (September 2004 - Present). Formerly, Assistant
Ranch Road                                                                       Vice President, ING Funds Services, LLC(3)
Scottsdale, AZ 85258                                                             (October 2001 - September 2004); and Manager of
AGE: 48                                                                          Fund Accounting and Fund Compliance, ING Funds
                                                                                 Services, LLC(3) (September 1999 - October 2001).


NAME, ADDRESS AND           POSITIONS HELD WITH      TERM OF OFFICE AND LENGTH
AGE                         THE COMPANY              OF TIME SERVED (1)          PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
KIMBERLY K. PALMER          Vice President           September 2004 - Present    Vice President, ING Funds Services, LLC(3) (March
7337 East Doubletree                                                             2006 - Present). Formerly, Assistant Vice
Ranch Rd.                                                                        President, ING Funds Services, LLC(3) (August 2004
Scottsdale, Arizona 85258                                                        - March 2006); Manager, Registration Statements,
Age: 49                                                                          ING Funds Services, LLC (3) (May 2003 - August
                                                                                 2004); Associate Partner, AMVESCAP PLC (October
                                                                                 2000 - May 2003); and Director of Federal Filings
                                                                                 and Blue Sky Filings, INVESCO Funds Group, Inc.
                                                                                 (March 1994 - May 2003).

SUSAN KINENS                Assistant Vice           March 2003 - Present        Assistant Vice President, ING Funds Services, LLC
7337 East Doubletree        President                                            (3) (December 2002 - Present); and has held
Ranch Road                                                                       various other positions with ING Funds Services,
Scottsdale, AZ 85258                                                             LLC(3) for the last five years.
Age: 30

THERESA K. KELETY           Secretary                September 2003 - Present    Counsel, ING Americas U.S. Legal Services (April
7337 East Doubletree                                                             2003 - Present). Formerly, Senior Associate with
Ranch Road                                                                       Shearman & Sterling (February 2000 - April 2003).
Scottsdale, AZ 85258
Age: 44

HUEY P. FALGOUT, JR.        Assistant Secretary      September 2003 - Present    Chief Counsel, ING Americas U.S. Legal Services
7337 East Doubletree                                                             (September 2003 - Present). Formerly, Counsel ING
Ranch Rd.                                                                        Americas U.S. Legal Services (November 2002 -
Scottsdale, Arizona 85258                                                        September 2003); and Associate General Counsel,
Age: 42                                                                          AIG American General (January 1999 - November
                                                                                 2002).

HEALY A. WEBB               Assistant Secretary      June 2006 - Present         Managing Paralegal, ING Funds Services, LLC (3)
7337 East Doubletree                                                             (May 2006 - Present). Formerly, Supervisor, ING
Ranch Rd.                                                                        Funds Services, LLC (3) (August 2005 - May 2006);
Scottsdale, Arizona 85258                                                        Project Manager, ING Funds Services, LLC (3)
AGE: 36                                                                          (February 2002 - August 2005); and Fund
                                                                                 Administration and Compliance Associate, Capital
                                                                                 Research and Management Company (August 1998 -
                                                                                 January 2002).


(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.


(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities.

BOARD


          The Board governs each Fund and is responsible for protecting the interests of shareholders. The Board is comprised of experienced executives who oversee the Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

FREQUENCY OF BOARD MEETINGS

          The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a charter approved by the Board.

COMMITTEES

          The Board has an Audit Committee whose functions include, among other things, meet with the independent registered public accounting firm of each Fund to review the scope of each Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Mr. Obermeyer currently serves as Chairperson and Dr. Norgaard currently serves as Vice Chairperson of the Audit Committee. The Audit Committee held four (4) meetings during the fiscal year ended October 31, 2006.

          The Board has a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with a Fund or its shareholders. The Contracts Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairperson and Dr. DePrince currently serves as Vice Chairperson of the Contracts Committee. The Contracts Committee held seven (7) meetings during the fiscal year ended October 31, 2006.

          The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Nominating Committee is willing to consider nominations for vacancies received by shareholders in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund) in writing to the Nominating Committee, c/o the Secretary of the Fund, ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. Any recommendation made by a shareholder must contain sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee held no meetings during the fiscal year ended October 31, 2006.

          The Board has a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended October 31, 2006.

          The Board has a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state securities laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairperson and Mr. O'Dell currently serves as Vice Chairperson of the Compliance Committee. The Compliance Committee meets as needed. The Compliance Committee held four (4) meetings during the fiscal year ended October 31, 2006.


     DIRECTOR OWNERSHIP OF SECURITIES

          Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2006..


                                              DOLLAR RANGE OF EQUITY
                                             SECURITIES IN EACH FUND          AGGREGATE DOLLAR RANGE
                                         -------------------------------   OF EQUITY SECURITIES IN ALL
                                           ING GLOBAL                         REGISTERED INVESTMENT
                                           SCIENCE AND         ING            COMPANIES OVERSEEN BY
                                           TECHNOLOGY      INTERNATIONAL      DIRECTOR IN FAMILY OF
           NAME OF DIRECTOR                   FUND             FUND            INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
   Albert E. DePrince, Jr.                    None              None             Over $100,000(1)
   Maria T. Fighetti                          None              None             Over $100,000(1)
   Sidney Koch                                None              None                $1-$10,000
   Edward T. O'Dell                           None              None               Over $100,000 (1)
   Joseph E. Obermeyer                        None              None            $50,001-$100,000 (1)
   Corine T. Norgaard                         None              None               Over $100,000
DIRECTORS WHO ARE "INTERESTED PERSONS"
   Thomas McInerney                           None              None               Over $100,000
   Scott Fox                             $10,001-$50,000        None               Over $100,000



(1) Includes the value of shares in which the Director has an indirect interest through a Deferred Compensation Plan.


(2)  Effective October 25, 2006 Mr. Fox resigned as a Director of the Funds.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES


          Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Funds' adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2006.


                           NAME OF OWNERS
                          AND RELATIONSHIP                               VALUE OF    PERCENTAGE OF
   NAME OF DIRECTOR         TO DIRECTOR      COMPANY   TITLE OF CLASS   SECURITIES        CLASS
--------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.          N/A           N/A           N/A            $--           N/A
Maria T. Fighetti                N/A           N/A           N/A            $--           N/A
Sidney Koch                      N/A           N/A           N/A            $--           N/A
Corine T. Norgaard               N/A           N/A           N/A            $--           N/A
Edward T. O'Dell                 N/A           N/A           N/A            $--           N/A
Joseph Obermeyer                 N/A           N/A           N/A            $--           N/A

COMPENSATION OF DIRECTORS


          Each Fund pays each Director who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $60,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee meeting attended in person; (iv) $3,500 per attendance of any committee meeting (except the Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except the Contracts Committee) not held in conjunction with a meeting of the Board; (v) $2,500 per telephonic meeting; (vi) $35,000 annual fee to the Chairperson of the Contracts Committee, $15,000 annual fee to the Chairperson of both the Audit and Compliance Committees and $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $20,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The PRO RATA share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the Funds managed by the adviser for which the Directors serve in common as Directors.

          The following table sets forth information provided by the Funds' adviser regarding compensation of Directors by each Fund and other funds managed by the adviser and its affiliates for the fiscal year ended October 31, 2006. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from a Fund or any other funds managed by the adviser, or its affiliates. None of these Directors were entitled to receive pension or retirement benefits.


                               COMPENSATION TABLE


                                          AGGREGATE COMPENSATION
                                               FROM THE FUNDS          PENSION OR
                                        ---------------------------    RETIREMENT
                                         ING GLOBAL                     BENEFITS     TOTAL COMPENSATION FROM
                                        SCIENCE AND        ING         ACCURED AS      THE COMPANY AND FUND
                                        TECHNOLOGY    INTERNATIONAL   PART OF FUND       COMPLEX PAID TO
        NAME OF PERSON POSITION            FUND            FUND         EXPENSES           DIRECTORS(1)
------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.                                                    N/A                (2)
Director
Maria T. Fighetti                                                          N/A                (2)
Director, Chairman Audit Committee
Sidney Koch                                                                N/A
Director, Chairman Contract Committee
Corine Norgaard                                                            N/A
Director, Chairman Audit Committee
Joseph E. Obermeyer                                                        N/A                (2)
Director
Edward T. O'Dell                                                           N/A                (2)
Director



(1) Represents compensation from (--) funds (total in complex as of October 31, 2006).

(2) Includes amounts deferred pursuant to a Deferred Compensation Plan. During the fiscal year ended December 31, 2006, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $__, $__, $__ and $__, respectively, of their compensation from the Fund Complex.

          The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                                 CODE OF ETHICS


          The Funds, the adviser, the sub-advisers and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Directors, Officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Funds that may arise from personal trading of securities that may be purchased or held by the Funds or of the Funds' shares. The Code of Ethics also prohibits short-term trading of each Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with a Funds' Compliance Department and to report all transactions on a regular basis. The sub-advisers have each adopted their own Codes of Ethics to govern the personal trading activities of its personnel.


                             PROXY VOTING PROCEDURES


          The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The proxy voting procedures and guidelines delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the adviser, the Board has also approved the adviser's proxy voting procedures, which require the adviser to vote proxies in accordance with the Funds' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of the adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


          "Control" is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. As of February 1, 2007, the Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of each Fund. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding Class O shares of the Funds addressed herein, except as set forth Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.



                 CLASS AND
                   RECORD    PERCENTAGE   PERCENTAGE
FUND   ADDRESS   OWNERSHIP    OF CLASS     OF FUND
----------------------------------------------------











                                     ADVISER


          The investment adviser for each of the Funds is ING Investments, LLC ("ING Investments" or "Adviser" ), which is registered with the SEC as an adviser and serves as an adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation to another investment adviser (each a "sub-adviser and collectively "Sub-Advisers"), BlackRock Advisors, LLC ("BlackRock Advisors") as the Sub-Adviser to ING Global Science and Technology Fund and ING Investment Management Co. ("ING IM") as the Sub-Adviser to ING International Fund. ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. The principal executive offices of ING Groep are located at Strawinskylaan 2631,1007 Amsterdam, P.O. Box 810,1000 AV Amsterdam, the Netherlands.

          On February 26, 2001, the name of ING Investments changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of ING Investments was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as adviser to all the Funds.


          ING Investments serves pursuant to an investment management agreement ("Investment Advisory Agreements") between ING Investments and the company, on behalf of the Funds. The Investment Advisory Agreements requires ING Investments to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, "Sub-Advisory Agreements") ING Investments has delegated certain management responsibilities to BlackRock Advisors and ING IM. ING Investments oversees the investment management of the Sub-Advisers for the Funds.


          The Investment Advisory Agreements requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysts. The Investment Advisory Agreements provides that ING Investments is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreements, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreements.


          After an initial term of two years, the Investment Advisory Agreements and Sub-Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of ING Investments or a Sub-Adviser as the case may be, by vote cast in person at a meeting called for the purpose of voting on such approval.

          For information regarding the basis for the Board's approval of the investment advisory and sub-advisory relationships, please refer to the Funds' semi-annual shareholder report dated April 30.

          The Investment Advisory Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of a fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by ING Investments. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act)


ADVISORY FEES

          ING Investments bears the expense of providing its services and pays the fees of BlackRock Advisors and ING IM. For its services, each Fund pays ING Investments, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:



FUND                                         ADVISORY FEE

ING Global Science   1.050% on the first $500 million of the Fund's average
and Technology       daily net assets,
                     1.025% on the next $500 million of the Fund's average daily net assets and
                     1.000% on the Fund's average daily net assets in excess of $1 billion.

ING International    0.850% on the first $250 million of the Fund's average
Equity (1)           daily net assets,
                     0.800% on the next $250 million of the Fund's average daily net assets,
                     0.775% on the next $250 million of the Fund's average daily net assets,
                     0.750% on the next $1.25 billion of the Fund's average daily net assets and
                     0.700% on the Fund's average daily net assets in excess of $2 billion.

(1) To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in ING Institutional Prime Money Market
     Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Fund's purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of the expenses of the ING Money Market Fund. The Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund's investment into the ING Money Market Fund.

TOTAL ADVISORY FEES PAID BY THE FUNDS


          The following tables set forth the total amounts the Funds paid to ING Investments for the fiscal years ended October 31, 2006, 2005 and 2004:



                                            OCTOBER 31,
                                    --------------------------
FUND                                2006     2005       2004
--------------------------------------------------------------
ING Global Science and Technology   (--)   $750,041   $306,717(1)
ING International Equity            (--)   $577,441   $554,712



(1) ING Global Science and Technology Fund changed its fiscal year end from May 31 to October 31. The amount shown represents the advisory fees paid for the five month period from June 1, 2004 through October 31, 2004.


For the fiscal year ended May 31, 2004 the advisory fees paid to ING Investments are as follows:


                                     MAY 31,
FUND                                  2004
--------------------------------------------
ING Global Science and Technology   $753,147


                          EXPENSE LIMITATION AGREEMENT


          ING Investments has entered into an expense limitation agreement with each Fund, pursuant to which ING Investments has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of each Fund (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of a Fund's business) and expenses of any counsel or other persons or services retained by a Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of ING Investments do not exceed the following expense limitations:



FUND                                EXPENSE LIMIT
----                                -------------
ING Global Science and Technology       1.75%
ING International Equity                1.60%


          Each Fund set forth above may at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.


          The expense limitation agreement provides that these expense limitations shall continue until March 1, 2008. The expense limitations are contractual and automatically renew for one-year terms unless ING Investments provides written notice of the termination of the agreement to the Independent Director of the Company with in ninety (90) days prior to the end of the then-current term or upon termination of the Investment Advisory Agreement. The agreement may also be terminated by the Company, without payment of any penalty, upon ninety (90) days prior written notice to ING Investments at its principal place of business.


                                  SUB-ADVISERS


          The Investment Advisory Agreement for each of the Funds provides that ING Investments, with the approval of the Board, may select and employ advisers to serve as Sub-Adviser for the Funds, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the

Sub-Advisers to ensure compliance with regulatory restrictions. ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to each Sub-Adviser, and executive salaries and expenses of the Directors and Officers of the Company who are employees of ING Investments or its affiliates. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreement.

          Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value ("NAV"); taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing annual and semi-annual reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of ING Investments or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

          The Sub-Advisory Agreements may be terminated without payment of any penalties by ING Investments, the Board, on behalf of a Fund, or the shareholders of such Fund upon 60 days prior written notice. The Sub-Advisory Agreements continue in effect through December 31, 2006 for both ING International Fund and ING Global Science and Technology Fund and will, thereafter, continue in effect from year to year, subject to the annual approval of the Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

          ING Global Science and Technology Fund and ING Investments have received an exemptive order from the SEC that allows ING Investments to enter into a new investment sub-advisory agreement on behalf of the ING Global Science and Technology Fund with a non-affiliated sub-adviser or materially amend an existing Sub-Advisory Agreement subject to the approval of the ING Global Science and Technology Fund's Board (including a majority or Independent Directors), but without shareholder approval. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within ninety (90) days of the change. ING Investments remains responsible for providing general management services to ING Global Science and Technology Fund, including overall supervisory responsibility for the general management services to ING Global Science and Technology Fund, including overall supervisory responsibility for the general management and investment of ING Global Science and Technology Fund's assets, and, subject to the review and approval of the Board, will among other things:
(i) set ING Global Science and Technology Fund's overall investment strategies;
(ii) evaluate, select and recommend a sub-adviser to manage all or part of ING Global Science and Technology's assets; (iii) when appropriate, allocate and reallocate ING Global Science and Technology Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-adviser and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with ING Global Science and Technology Fund's investment objectives, policies and restrictions.

          Pursuant to a Sub-Advisory Agreement between ING Investments and BlackRock Advisors serves as Sub-Adviser to ING Global Science and Technology Fund. BlackRock Advisors has served as Sub-Adviser since January 1, 2004. Prior to January 1, 2004, AIC Asset Management ("AIC") served as Sub-Adviser. In this capacity, BlackRock Advisors, subject to the supervision and control of ING Investments and the Board, on behalf of the Fund, manages the Fund's investment portfolio consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Investments. BlackRock Advisors' address is 100 Bellvue Parkway, Wilmington, Delaware 19809. Founded in 1994, BlackRock Advisors' is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the United States.

          Pursuant to a Sub-Advisory Agreement between ING Investments and ING IM, ING IM serves as Sub-Adviser to ING International Equity Fund. In this capacity, ING IM, subject to the supervision and control of ING Investments and the Board, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Investments. ING IM's address is 230 Park Avenue, New York 10169. ING IM is an indirect wholly-owned subsidiary of ING Groep.

SUB-ADVISORY FEES



          As compensation to each Sub-Adviser for their services, ING Investments pays each Sub-Adviser a monthly fee in arrears equal to the following as a percentage of each Fund's average daily net assets managed during the month:


FUND                ANNUAL SUB-ADVISORY FEE

ING Global          0.50% on the first $200 million of the Fund's average daily
Science and         net assets,
Technology (1)      0.45% on the next $300 million of the Fund's average daily net assets,
                    0.40% on the Fund's average daily net assets in excess of $500 million

ING International   0.383% on the first $250 million of the Fund's average daily
Equity              net assets,
                    0.360% on the next $250 million of the Fund's average daily net assets,
                    0.349% on the next $250 million of the Fund's average daily net assets,
                    0.338% on the next $1.25 billion of the Fund's average daily net assets and
                    0.315% on the Fund's average daily net assets in excess of $2 billion.


(1) For purposes of calculating fees under this Agreement, the assets of the series shall be aggregated with the assets of ING VP Global Science and Technology Portfolio, a series of ING Variable Portfolios, Inc. a registered investment company that is not a party to this Sub-Advisory Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two series and their respective Sub-Adviser based on relative net assets.


SUB-ADVISORY FEES PAID BY ING INVESTMENTS

          During the fiscal years ended October 31, 2006, 2005 and 2004 ING Investments paid Black Rock Advisors and ING IM in their capacity as Sub-Advisers, sub-advisory fees as follows:



                                           OCTOBER 31,
                                    --------------------------
FUND                                2006     2005       2004
--------------------------------------------------------------
ING Global Science and Technology   (--)   $294,832   $ 54,007(1)
ING International Equity            (--)   $332,201   $249,620



(1) ING Global Science and Technology Fund changed its fiscal year end from May 31 to October 31. The amount shown represents sub-advisory fees paid for the four-month period from June 1, 2004 through October 31, 2004.

          For the period January 1, 2004 through May 31, 2004, ING Investments paid BlackRock Advisors in its capacity as Sub-Adviser sub-advisory fees as follows:



FUND                                    SUB-ADVISORY FEES PAID
--------------------------------------------------------------
ING Global Science and Technology (1)          $270,290



(1) On January 2, 2004, BlackRock Advisors, Inc. became Sub-Adviser to ING Global Science and Technology Fund.

                               PORTFOLIO MANAGERS


ING INTERNATIONAL EQUITY FUND


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2006.



                  REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                        COMPANIES                  VEHICLES                  OTHER ACCTS
                ------------------------   ------------------------   -------------------------
  PORTFOLIO     NUMBER OF                  NUMBER OF                  NUMBER OF
   MANAGER       ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS*
-----------------------------------------------------------------------------------------------
Carl Ghielen       (--)         (--)          (--)         N/A           (--)          (--)
Martin Jansen      (--)         (--)          (--)         (--)          (--)          (--)


*    None of the accounts managed are subject to performance fees.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

          A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

          A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

          A portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

          A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

          As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.


          Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

COMPENSATION

          ING IM compensation paid to portfolio managers consists of (a) fixed base salary and (b) bonus, which is based on 3 and 5 year pre-tax performance of the accounts the portfolio manager is primarily and jointly responsible for relative to account benchmarks and peer universe performance, and, in certain cases, revenue growth of the accounts he or she is responsible for, and (c) long-term equity awards tied to the performance of the parent company, ING Groep.

          The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM employs defined indices, (i.e., the MSCI EAFE(R) Index) and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for the portfolio manager. The measures for the portfolio manager are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three-year periods and, in certain circumstances, year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by the portfolio manager. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the portfolio manager's scorecards.

          Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

          If the portfolio manager's fixed base salary compensation exceeds a particular threshold he may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES


          The following table shows the dollar range of shares of the ING International Fund owned by the portfolio managers as of October 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.


                    DOLLAR RANGE OF SECURITIES OF
PORTFOLIO MANAGER   THE FUND OWNED
-------------------------------------------------
Carl Ghielen        None
Martin Jansen       None


ING GLOBAL SCIENCE AND TECHNOLOGY FUND


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2006.

                     REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                           COMPANIES                  VEHICLES                OTHER ACCOUNTS
                   ------------------------------------------------------------------------------
    PORTFOLIO      NUMBER OF                  NUMBER OF                  NUMBER OF
     MANAGER        ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS
-------------------------------------------------------------------------------------------------
Thomas P. Callan      (--)         (--)          (--)         (--)          (--)         (--)
Erin Xie              (--)         (--)          (--)         (--)          (--)         (--)
Jean Rosenbaum        (--)         (--)          (--)         (--)          (--)         (--)


(1) One of these accounts with total assets of $(--)million is subject to performance fees.

POTENTIAL MATERIAL CONFLICTS OF INTEREST


          BlackRock Advisors, LLC. ("BlackRock Advisors") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Advisors has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock Advisors furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock Advisors may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock Advisors, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Fund. In addition, BlackRock Advisors, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock Advisors recommends to the Fund. BlackRock Advisors, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock Advisors with respect to the same securities. Moreover, BlackRock Advisors may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Advisors' (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock Advisors or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In connection, it should be noted that Mr. Callan and Ms. Xie currently manage certain accounts that are subject to performance fees. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

          As a fiduciary, BlackRock Advisors owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock Advisors purchases sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock Advisors attempts to allocate investments in a fair and equitable manner amaoung client accounts, with no account receiving preferential treatment. To this end, BlackRock Advisors has adopted a policiy that is intended to ensure that investment opportunities are allocated fairly and equitably amoung client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock Advisors with sufficient flexibility to allocate investments in a manner that is consistent with the partivular investment discipline and client base.


PORTFOLIO MANAGER COMENSATION


          BlackRock Adivisors' financial arrangements with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock Advisors such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.


BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.


DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP") - The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in part in BlackRock, Inc. common stock. Mr. Callan, Ms. Rosenbaum and Ms. Xie have received awards under the LTIP.

DEFERRED COMPENSATION PROGRAM - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior portfolio managers, including Mr. Callan and Ms. Rosenbaum, was mandatorily deferred in a similar manner for a number of years.. Beginning in 2005, a portion of the annual compensation of certain senior managers, Ms. Xie, Ms. Rosenbaum and Mr. Callan is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over the years.

OPTIONS AND RESTRICTED STOCK AWARDS - While incentive stock options are not presently being awarded to BlackRock Advisors employees, BlackRock, previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock Advisors. These awards vest over a period of years. Ms. Rosenbaum and Mr. Callan have been granted stock options in prior years, and Mr. Callan participates in BlackRock Advisors' restricted stock program.

INCENTIVE SAVINGS PLANS - BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock Advisors' employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

ANNUAL INCENTIVE COMPENSATION - Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock Advisors, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock Advisors. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Fund's portfolio managers, such benchmarks include the following

Portfolio Manager, Portfolio (s) Managed, Benchmarks Applicable to Each Manager


PORTFOLIO MANAGER       PORTFOLIOS MANAGED                            BENCHMARKS APPLICABLE TO EACH PORTFOLIO MANAGER
---------------------   -------------------------------------------   -----------------------------------------------------
THOMAS P. CALLAN, CFA   Heath Sciences Opportunities                  A combination of market-based indices (e.g., Standard
                        Global Science & Technology Opportunities     & Poor's 500 Index, Lipper
                        U.S. Opportunities                            Health/Biotechnology Funds Index, the Russell 3000
                        International Opportunities                   Heathcare Index, The S&P/Citigroup Extended Market
                        Global Opportunities                          Index, The S&P/Citigroup Extended Market Global
                                                                      Ex-U.S. Index, the Pacific Stock Exchange Technology
                                                                      Index, The S&P/Citigroup Global BMI), certain
                                                                      customized indices and certain fund industry peer
                                                                      groups.

ERIN XIE, PHD           Health Science Opportunities Global Science   A combination of market-based indices (e.g., Standard
                        & Technology Opportunities Global             & Poor's 500 Index, Lipper Health/Biotechnology Funds
                        Opportunities                                 Index, The Russell 3000 Healthcare Index, The
                                                                      S&P/Citigroup Extended Market Index, the Pacific
                                                                      Stock Exchange Technology Index, The S&P/ Citigroup
                                                                      Global BMI), certain customized indices and certain
                                                                      fund industry peer groups.

Jean M Rosenbaum, CFA   U.S. Opportunities                            A combination of market-based indices (e.g., The
                        Global Science & Technology Opportunities     S&P/Citigroup Extended Market Index, The Pacific
                        Global Opportunities                          Stock Exchange Technology Index, The
                                                                      S&P/Citigroup Global BMI), certain customized
                                                                      indices and certain fund industry peer groups.



The group of BlackRock, Inc.'s officer then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock Advisors may receive additional compensation for serving these other capacities.


PORTFOLIO MANAGER OWNERSHIP OF SECURITIES


As of October 31, 2006, the end of the Fund's most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:


PORTFOLIO MANAGER   DOLLAR RANGE OF SECURITIES OF THE FUND OWNED*
-----------------------------------------------------------------
Thomas Callan       None
Erin Xie            None
Jean Rosenbaum      None

                 RULE 12B-1 PLANS

          Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 ("Rule 12b-1 Plan") under the 1940 Act. Under the 12b-1 Plan, the Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of each Fund. The Service Fee may be used by the Distributor to compensate ING DIRECT Securities, Inc. ("ING Direct") for servicing and maintaining shareholder accounts. Payments under the Rule 12b-1 Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and services expenses actually incurred. The value of a shareholder's investment will be unaffected by these payments.

          The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the 12b-1 Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

          The 12b-1 Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plan. No other interested person of the Funds has a financial interest in the Plan.

          In approving the 12b-1 Plans, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, 2) the services provided to the Funds and its shareholders by the Distributor and 3) Distributor's shareholder distribution-related expenses and costs.


          Additional cash payments may be made by ING Funds Distributor, LLC to ING Direct Securities, Inc. for providing shareholder servicing and/or distribution services. Under this arrangement, ING Funds Distributor, LLC may pay ING Direct Securities, Inc. an additional 0.15% sales of the Class O shares of each Fund above the 0.25% discussed above.


          Total expenses incurred by the Distributor for the costs of promotion and distribution with respect to the Class O shares for the following Funds paid to ING Funds Distributor, LLC for the year ended October 31, 2006 were as follows:

          For the fiscal year ended October 31, 2006:




      DISTRIBUTION EXPENSES         CLASS O
---------------------------------   -------
ING GLOBAL SCIENCE AND TECHNOLOGY
Advertising                           (--)
Printing                              (--)
Salaries & Commissions                (--)
Broker Servicing                      (--)
Miscellaneous                         (--)
Total                                 (--)

ING INTERNATIONAL EQUITY
Advertising                           (--)
Printing                              (--)
Salaries & Commissions                (--)
Broker Servicing                      (--)
Miscellaneous                         (--)
Total                                 (--)


                                  ADMINISTRATOR

          ING Funds Services, LLC ("Administrator") serves as administrator for each of the Funds pursuant to various Administration Agreements. The Administrator is an affiliate of ING Investments. The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct the Funds' business, except for those services performed by ING Investments under the Investment Advisory Agreement, the Sub-Advisers under the Sub-Advisory Agreements, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for monitoring the Funds in compliance with applicable legal requirements and the investment policies and restrictions of the Funds.

          The Administrative Services Agreements may be cancelled by the Board, without payment of any penalty, by a majority of the Directors upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the Company.

ADMINISTRATIVE FEES PAID


          For its services the Administrator is entitled to receive from each Fund a fee equal to an annual rate of 0.08% of each Fund's average daily net assets.


During the fiscal years ended October 31, 2006, 2005 and 2004 the Funds paid the Administrator the following total administrative service fees:



                                           OCTOBER 31,
                                    ------------------------
FUND                                2006     2005     2004
------------------------------------------------------------
ING Global Science and Technology   (--)   $57,147   $23,369(1)
ING International Equity            (--)   $54,347   $52,208





(1) ING Global Science and Technology changed its fiscal year end from May 31, to October 31.

          For the fiscal year ended May 31, 2004 administrative service fees were paid as follows:


                                    OCTOBER 31,
FUND                                    2004
-----------------------------------------------
ING Global Science and Technology     $57,383




                                    CUSTODIAN

          The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian of each of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                  LEGAL COUNSEL


          Legal matters for the Company are passed upon by Goodwin Procter LLP Exchange Place, Boston, MA, 02109.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          KPMG LLP serves as the independent registered public accounting firm for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110.

                                 TRANSFER AGENT

          DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer and dividend-paying agent to the Funds.

                   BROKERAGE ALLOCATION AND TRADING POLICIES

          Subject to the supervision of the Board, the Sub-Advisers are responsible for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is the Sub-Advisers' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade.


          The Sub-Advisers receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of a Fund and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to a Fund as a component of other research services. The Sub-Advisers consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of each Sub-Adviser, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the most favorable execution available, a Sub-Adviser may also take into account the quality of research and related services by executing brokers and make a good faith determination that the brokerage commissions paid by the Fund is reasonable in light of the research and other products and services the brokerage provides. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Sub-Advisers in servicing all of its accounts; not all such services will be used by the Sub-Advises to benefit the Funds. ING Investments or Sub-Advisers may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Funds. Under these programs, the participating broker-dealers will return to a Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commissions recapture payments benefit the Funds, and not ING Investments or Sub-Advisers.


          Consistent with federal law, the Sub-Advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of a Sub-Adviser as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Sub-Advisers' opinion as to which services and which means of payment are in the long-term best interests of their clients.

          Each Sub-Adviser may buy or sell the same security at or about the same time for a Fund and another advisory client of a Sub-Adviser, including clients in which affiliates of the Sub-Advisers have an interest. The Sub-Advisers normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a PRO RATA basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of the Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows*:

For the fiscal years ended October 31, 2006, 2005 and 2004 brokerage commissions were paid as follows:

                                    OCTOBER 31,
FUND                                    2006        2005       2004
---------------------------------------------------------------------
ING Global Science and Technology       (--)      $385,205   $191,252(1)
ING International Equity                (--)      $247,997   $302,035



(1) ING Global Science and Technology changed its fiscal year end from May 31 to October 31. The amount shown represents the brokerage commissions paid for the four-month period from June 1, 2004 through October 31, 2004.


For the fiscal year ended May 31, 2004 brokerage commissions were paid as follows:


                                     MAY 31,
FUND                                  2004
--------------------------------------------
ING Global Science and Technology   $431,711



For the fiscal years ended October 31, 2006, 2005 and 2004 brokerage commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

                                    OCTOBER 31,
FUND                                   2006         2005      2004
-------------------------------------------------------------------
ING Global Science and Technology       (--)      $84,309   $65,570(1)
ING International Equity                (--)      $     0   $     0



(1) ING Global Science and Technology changed its fiscal year end from May 31 to October 31. The amount shown represents the commissions paid because of research services for the four-month period from June 1, 2004 through October 31, 2004.

          The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

          [During the fiscal year ended October 31, 2006, 2005 and 2004, (--)of the Funds used affiliated brokers to execute portfolio transactions. NEED CONFIRM]


          During the fiscal year ended October 31, 2006, the following Funds acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of October 31, 2006:


----------


*    The Fund does not have any affiliated brokerage arrangements. NEED CONFIRM

FUND                          SECURITY DESCRIPTION                  MARKET VALUE
----                          --------------------                  ------------


                        PURCHASE AND REDEMPTION OF SHARES

          Class O shares of the Company are purchased at the applicable NAV next determined after a purchase order is received by the Transfer Agent. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

          Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of a Fund.

          ING Direct Securities Inc. or other designated intermediaries may accept purchase and redemption orders on behalf of a Fund. Such orders may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

          Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

          Each Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1.00% of its net assets for any one shareholder of the Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

          Purchases and exchanges should be made for investment purposes only. Each Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

                        SHAREHOLDER ACCOUNTS AND SERVICES




SHAREHOLDER ACCOUNTS AND SERVICES SYSTEMATIC INVESTMENT

          The Systematic Investment feature, using the Electronic Funds Transfer ("EFT") capability, allows you to make automatic monthly investments in the Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account EFT transactions will be effective 15 days following the receipt by the

Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

SHAREHOLDER INFORMATION


          A Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semi-annual shareholder reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.


          Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated.

CROSS INVESTING

          Cross investing may only be made in the Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

          DIVIDEND INVESTING. You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

          SYSTEMATIC EXCHANGE. You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply, There may be tax consequences associated with these exchanges. Please consult your tax adviser.


          Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-922-07801.


SIGNATURE GUARANTEE

          A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

          A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE


          As noted in the Prospectus, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the exchange) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


          Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

          Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Funds' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

          The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

          If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

          Options on securities, currencies, futures, and other financial instruments purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

          The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by the applicable Fund's custodian bank or other broker-dealers or banks approved by that Fund, on each date that the NYSE is open for business.


          The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.


          In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

          Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to a Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

                           FEDERAL TAX CONSIDERATIONS

          The following discussion summarizes certain U.S. federal tax considerations generally affecting a Fund and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in a Fund. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

QUALIFICATION AS A REGULATE INVESTMENT COMPANY


          Each Fund intends to qualify annually as a regulated investment company ("RIC") under the provisions of Subchapter M of the Code. To so qualify and to be taxed as a RIC, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, or payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, (including receivables) U.S. government securities, securities of other RIC, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RICs ) of any one issuer, the securities (other than the securities of other regulated investment companies) or of any two or more issuers that the Fund controls ( i.e. owns 20% or more of the total combined voting power of all classes of stock entitle to vote) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain and at least 90% of certain tax-exempt interest) each taxable year.


          The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, that qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

          As a RIC, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.


          If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, a Fund's distribution, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which are taxable to shareholders as ordinary income or as qualified dividend income eligible for a reduced rate of tax (or, in the case of corporate shareholders, may be eligible for the dividends received deduction) as discussed below. Moreover, the fund would not be required to make any distributions to its shareholders. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if a Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.


DISTRIBUTIONS


          Distributions of investment company taxable income (including short-term capital gains) generally are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction, to the extent that such distributions are attributable to a Fund's dividend income from certain corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the corporate dividends-received deduction. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital loss) designated by the Fund as capital gain dividends are not eligible for the corporate dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Distributions of short term capital gains from assets held for one year or less will be taxed as ordinary income. Generally, distributions from a fund are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

          Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gain and on qualified dividends on corporate stock that are treated as qualified dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualified dividend income earned by the Fund that would be eligible for the 15% rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Qualified dividend income generally includes dividends from taxable domestic corporations and certain qualified foreign corporations provided that the fund has held the stock in such corporation for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with the respect to such dividend. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates... Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the United States, and corporations eligible for the benefits of a comprehensive income tax treaty with the United States and that satisfy certain other requirements. Passive foreign investment company are not treated as "qualified foreign corporations."


          Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.


          Distributions by a Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the investors.

Original Issue Discount and Market Discount


          Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.


          Some debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Foreign Currency Transactions

          Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies


          A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income (including dividends, interest, royalties, rents, and certain types of investment income).Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.


          A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.


          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualified dividend income."


Foreign Withholding Taxes


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

          Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. However, tax treaties between certain countries and the United States may reduce or eliminate these taxes. Furthermore, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will generally be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will generally be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as U. S. source income.

Option and Hedging Transactions




          The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.


          Certain options and financial contracts in which a Fund may invest are "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

          Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

          A Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to the fund that did not engage in such hedging transactions.


          Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions if such transaction closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the sixty (60) day period beginning on the day such transaction was closed, if the fun's risk of loss is not reduced during that 60 day period.


          Under the recently enacted tax law, certain hedging activities may cause a dividend, that would otherwise be subject to the lower tax rate applicable to "qualified dividend income" to instead be taxed at the tax rate of applicable to ordinary income.

          Requirements relating to a Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AND SHORT SALES AGAINST THE BOX


          If a fund sells securities short, it will recognize short tem gain or loss upon the purchase of securities to close the short sale. If the Fund sells short "against the box," unless certain constructive sale rules (discussed below) apply, it also will recognize a capital gain or loss upon the purchase of securities to close the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

SALE OR OTHER DISPOSITION OF SHARES


          Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss if the shares are capital asset in the shareholder's hand, which generally may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one (61) days beginning thirty (30) day before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six (6) months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. As noted above, the maximum tax rate for individual taxpayers is 15% on long-term gains.

          In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.


BACKUP WITHHOLDING


          A Fund generally will be required to backup withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28.00%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies a fund that the taxpayer identification number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.


FOREIGN SHAREHOLDERS


          Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders, with respect to taxable years of a Fund beginning before January 1, 2008, may be exempt from U.S. tax to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the fund makes certain elections and certain conditions are met. Each Fund may choose to not make such elections and satisfy the required conditions and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholdings. Note that 15% of rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

          Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above.

          THIS DISCUSSION DOES NOT PURPORT TO DEAL WITH ALL OF THE TAX CONSEQUENCES APPLICABLE TO SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS FOR DETAILS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                                   DISTRIBUTOR


          Shares of the Funds are distributed by the Distributor pursuant to an underwriting agreement ("Underwriting Agreement") between the Company on behalf of the Funds and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "Underwriter" as that term is defined under the 1933 Act. The Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the NAV of the Funds. The Distributor's address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Distributor is a Delaware corporation and is an affiliate of the ING Investments and is an indirect wholly-owned subsidiary of ING Groep.


          The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or "focus firms." The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: A.G. Edwards & Sons, Inc; Advantage Capital Corporation; AIG Financial Advisors, Inc.; American General Securities, Inc.; Banc of America Investment Services, Inc.; Banc of America Securities, LLC; Banc One Securities Corporation; Chase Investment Services; Citigroup Global Markets, Inc; Citistreet Equities, LLC; Financial Network Investment Corporation; FSC Securities Corporation; H & R Block Financial Advisors, LLC; ING Financial Partners, Inc.; JP Morgan Investment, LLC; JP Morgan Securities, Inc.; Linsco Private Ledger Financial Services; Merrill Lynch, Morgan Stanley & Co, Inc.; Morgan Stanley Dean Witter; Multi-Financial Securities Corporation; PrimeVest Financial

Services, Inc.; Prudential Investment Management Services, LLC; Prudential Retirement Brokerage Services, Inc.; Prudential Securities; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Dain Rauscher, Inc.; Royal Alliance Associates, Inc.; UBS Financial Services, Inc.; Wachovia Bank; Wachovia Brokerage Services, Inc.; Wachovia Securities Financial Network, Inc.; Wachovia Securities, LLC; Wells Fargo Bank; Wells Fargo Bank N.A.; and Wells Fargo Investments, LLC.


          For the fiscal year ended October 31, 2006, the Distributor recovered the following amounts in sales charges in connection with the sale of shares:


               FUND                 TOTAL UNDERWRITING FEES
               ----                 -----------------------
ING Global Science and Technology             (--)
ING International Equity                      (--)

          For the fiscal year ended October 31, 2005, the Distributor recovered the following amounts in sales charges in connection with the sale of shares:

               FUND                 TOTAL UNDERWRITING FEES
               ----                 -----------------------
ING Global Science and Technology           $277,149
ING International Equity                    $179,062

          For the fiscal year ended October 31, 2004, the Distributor recovered the following amounts in sales charges in connection with the sale of shares:

               FUND                 TOTAL UNDERWRITING FEES
               ----                 -----------------------
ING Global Science and Technology         $119,620 (1)
ING International Equity                  $149,666


(1) ING Global Science and Technology changed its fiscal year end from May 31, to October 31. The amount shown represents the underwriting fees paid for the four month period from June 1, 2004 through October 31, 2004

          For the fiscal year ended May 31, 2004 the Distributor recovered the following amounts in sales charges in connection with the sale of shares:



FUND NAME                           TOTAL UNDERWRITING FEES PAID
---------                           ----------------------------
ING Global Science and Technology             $316,701



          The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly of indirectly, from the Funds during each Fund's most recent fiscal year.



                                                                     COMPENSATION
                     NAME OF                      NET UNDERWRITING   ON REDEMPTIONS
                     PRINCIPAL                    DISCOUNTS AND      AND REPURCHASES        BROKERAGE     OTHER
FUND                 UNDERWRITER                  COMMISSIONS        (FOR CLASS O SHARES)   COMMISSIONS   COMPENSATION
----                 -----------                  ----------------   --------------------   -----------   ------------
ING Global Science   ING Funds Distributor, LLC         (--)                 (--)               (--)          (--)
and Technology

ING International    ING Funds Distributor, LLC         (--)                 (--)               (--)          (--)
Equity


                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

          Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                        P(1 + T) TO THE POWER OF n = ERV

Where: P   = a hypothetical initial payment of $1,000,
       T   = the average annual total return,
       n   = the number of years, and
       ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

          These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

          The Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

               P(1 + T) TO THE POWER OF n = ATV(D)

Where: P      = a hypothetical initial payment of $1,000,
       T      = the average annual total return (after taxes on distributions),
       n      = the number of years, and
       ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

          All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

          From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of a Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

          The Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

               P(1 + T) TO THE POWER OF n = ATV(DR)

Where: P       = a hypothetical initial payment of $1,000,
       T       = the average annual total return (after taxes on distributions),
       n       = the number of years, and
       ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

          All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

          From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of a Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis).

          A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in a Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          The Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for the Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of the Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income.

ADDITIONAL PERFORMANCE QUOTATIONS

          Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge, if any, but may also show total return without giving effect to that charge. Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

          In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class O shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of a Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.


          Class O shares were first offered on August 1, 2001. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Currently only ING Aeltus Money Market Fund, ING International Fund, ING Global Science and Technology Fund, ING Index Plus Large Cap Fund, ING Index Plus Mid Cap Fund, ING Index Plus Small Cap Fund, ING Strategic Allocation Conservative, ING Strategic Allocation Growth and ING Strategic Allocation Moderate offer Class O shares to the public.

          Total Return Quotations as of October 31, 2006:



                FUND NAME                   1 YEAR   5 YEARS   SINCE INCEPTION   INCEPTION DATE(1)
                ---------                   ------   -------   ---------------   -----------------
ING GLOBAL SCIENCE AND TECHNOLOGY                                                    08/06/2001
Class O                                      (--)      N/A           (--)
Class O (after taxes on distributions)       (--)      N/A           (--)
Class O (after taxes on distributions and
sale of Fund shares                          (--)      N/A           (--)

ING INTERNATIONAL EQUITY
   Class O                                   (--)      N/A           (--)            08/01/2001
   Class O (after taxes on distributions)    (--)      N/A           (--)
   Class O (after taxes on distributions
   and sale of Fund shares)                  (--)      N/A           (--)


(1) The inception date above represents the commencement of operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which Funds were added.

                              FINANCIAL STATEMENTS


          The Financial Statements and the independent auditors' report, thereon, appearing in the Company's annual shareholder reports for the periods ended October 31, 2006 are incorporated by reference into this SAI. The Funds' annual and semi-annual shareholder reports may be obtained without charge by contacting ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                                   APPENDIX A

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 29, 2003
                          REVISION DATE: MARCH 30, 2006

                                   ----------

I.   INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.  DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

----------

(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

III. APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures (the "Adviser Procedures") must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.  VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

     A.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

     B.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in
          Section IV.B. above and Section V. below.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as EXHIBIT 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

          If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist, except that, upon Counsel's finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

          If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.   CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent's recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (I.E., a "Non-Vote"). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report when so required, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote Within

Guidelines so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.  REPORTING AND RECORD RETENTION

     A.   Reporting by the Funds

          Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

     B.   Reporting to the Boards

          At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately voted Within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal? This does not include former business relationships with which you have had no communication for at least one year and have no expectation of future or ongoing communication.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

2. To your knowledge, (1) does any ING Entity have a Material Business Relationship with the Issuer or (2) is any ING Entity actively seeking to have a Material Business Relationship with the Issuer?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

NAME:                                            DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the Issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the Issuer; (D) any officer, director, partner, copartner, or employee of the Issuer; (E) if the Issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the Issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC, ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control, but does not include entities associated with the Issuer solely through the provision of consulting, advisory or other professional services.

MATERIAL BUSINESS RELATIONSHIP means, but, subject to review by Counsel, may not be limited to, a relationship which you know to constitute (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER ("5% Issuer") (except that an Issuer's affiliation with a 5% Issuer shall not constitute a DE FACTO conflict of interest for ING with the first Issuer).

       ** PLEASE RETURN TO ING FUNDS PROXY COORDINATOR AT 480-477-2786 OR
                        proxycoordinator@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                                   ----------

I.   INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.  ROLES AND RESPONSIBILITIES

     A.   Proxy Coordinator

     The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

     Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

     Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

     B.   Agent

     An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

     The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

     The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

     Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

     C.   Proxy Group

     The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

     A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund's Procedures and Guidelines.

     A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

     For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and
     (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

     If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

     If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

     D.   Investment Professionals

     The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III. VOTING PROCEDURES

     A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

     B.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

     C.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy

          Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

          4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.  ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

     A.   Assessment of the Agent

          The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the

          Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

          Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

     B.   Conflicts of Interest

          The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                      TITLE OR AFFILIATION
Stanley D. Vyner               Chief Investment Risk Officer and Executive Vice President,
                               ING Investments, LLC

Todd Modic                     Senior Vice President, ING Funds Services, LLC and ING
                               Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson                 Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                   Proxy Coordinator for the ING Funds and Manager - Special
                               Projects, ING Funds Services, LLC

Julius Drelick                 Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.        Counsel, ING Americas US Legal Services

Steve Wastek, Esq.             Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                                   ----------

I.   INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Voting on director nominees in uncontested elections not subject to specific          Case-by-Case
policies described herein

Voting on independent outside director nominees in any cases in which                 Case-by-Case
application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence

Votes from a nominee who, during both of the most recent two years, attended            Withhold
less than 75 percent of the board and committee meetings without a valid reason for the absences. Do not withhold votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Votes from a nominee in connection with poison pill considerations (E.G.,               Withhold
failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee

Provided that a nominee served on the board during the relevant time period,            Withhold
votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.
However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

Voting on a nominee who has not acted upon WITHHOLD votes representing a              Case-by-Case
majority of the votes cast at the previous annual meeting

Votes from inside directors or affiliated outside directors who sit on the audit        Withhold
committee

Votes from inside directors or affiliated outside directors who sit on the          Do Not Withhold
nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

Votes from inside directors or affiliated outside directors if the full board       Do Not Withhold
serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions
(E.G., performance of relevant

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect",      Do Not Withhold
votes on nominees who sit on the compensation committee or from the pay package recipient.

     -    Compensation committee members who served during the relevant time          Case-by-Case
          period if the Agent has raised other considerations regarding compensation practices, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member

Independent outside director nominees serving on the audit committee, but if               For
total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote against auditor ratification if concerns exist regarding such fees, E.G., that remuneration for the non-audit work is so lucrative as to taint the auditor's independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority         Case-by-Case
independent. Inside director or affiliated outside director nominees in cases in which the full board is not majority independent, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence. When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Nominees who sit on up to (and including) seven public company boards, unless              For
the nominee is also CEO of a public company, in which case the public company board threshold shall be four

Nominees who are not public company CEOs but sit on more than seven public            Case-by-Case
company boards, or public company CEO nominees who sit on more than four public company boards

Proposals Regarding Board Composition or Board Service

     -    Shareholder proposals to impose new board structures or policies,              Against
          including those requiring that the positions of Chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          been identified.

     -    Management proposals to adopt or amend board structures or policies,             For
          except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders' rights.

     -    Shareholder proposals seeking more than a simple majority of                   Against
          independent directors

     -    Shareholder proposals asking that board compensation and/or nominating         Against
          committees be composed exclusively of independent directors

     -    Shareholder proposals to limit the number of public company boards on          Against
          which a director may serve

     -    Shareholder proposals that seek to redefine director independence or           Against
          directors' specific roles (E.G., responsibilities of the lead director)

     -    Shareholder proposals requesting creation of additional board                  Against
          committees or offices, except as otherwise provided for herein

     -    Shareholder proposals that seek creation of an audit, compensation or            For
          nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee)

     -    Shareholder proposals to limit the tenure of outside directors                 Against

     -    Shareholder proposals to impose a mandatory retirement age for outside         Against
          directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors

Shareholder proposals requiring directors to own a minimum amount of company             Against
stock in order to qualify as a director or to remain on the board

Director and Officer Indemnification and Liability Protection                         Case-by-Case

     -    Limit or eliminate entirely directors' and officers' liability for             Against
          monetary damages for violating the duty of care

     -    Proposals that would expand coverage beyond just legal                         Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

     -    Proposals providing such expanded coverage in cases when a director's            For
          or officer's legal defense was unsuccessful if:

          (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
          (2)  Only if the director's legal expenses would be covered

PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for director nominees in contested elections                                   Case-by-Case

Reimburse proxy solicitation expenses                                                 Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in cases of high non-audit fees            For
Non-Audit Services

     -    Approval of auditors when total non-audit fees exceed the total of          Case-by-Case
          audit fees, audit-related fees and tax compliance and preparation fees. Vote AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote
          AGAINST.

Auditor Independence

     -    Shareholder proposals asking companies to prohibit their auditors from      Case-by-Case
          engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

     -    Shareholder proposals asking for mandatory audit firm rotation                 Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

     -    Proposals to classify                                                          Against

     -    Proposals to repeal classified boards and to elect all directors                 For
          annually

Shareholder Ability to Remove Directors

     -    Proposals that provide that directors may be removed only for cause            Against

     -    Proposals to restore shareholder ability to remove directors with or             For
          without cause

     -    Proposals that provide that only continuing directors may elect                Against
          replacement to fill board vacancies

     -    Proposals that permit shareholders to elect directors to fill board              For
          vacancies

Cumulative Voting

     -    Management proposals to eliminate cumulative voting, unless the                  For
          company maintains a classified board of directors

     -    Shareholder proposals to restore or permit cumulative voting, in cases           For
          in which the company maintains a classified board of directors

Time-Phased Voting

     -    Proposals to implement time-phased or other forms of voting that do            Against
          not promote a one share, one vote standard

     -    Proposals to eliminate such forms of voting                                      For

Shareholder Ability to Call Special Meetings

     -    Proposals to restrict or prohibit shareholder ability to call special          Against
          meetings

     -    Proposals that remove restrictions on the right of shareholders to act           For
          independently of management

Shareholder Ability to Act by Written Consent

     -    Proposals to restrict or prohibit shareholder ability to take action           Against
          by written consent

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals to allow or make easier shareholder action by written                  For
          consent

Shareholder Ability to Alter the Size of the Board

     -    Proposals that seek to fix the size of the board                            Case-by-Case

     -    Proposals that give management the ability to alter the size of the            Against
          board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

     -    Proposals that ask a company to submit its poison pill for shareholder           For
          ratification, or to redeem its pill in lieu thereof, unless:

          (1)  shareholders have approved adoption of the plan,                          Against
          (2)  a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or
          (3)  the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate

     -    Shareholder proposals to redeem a company's poison pill                     Case-by-Case

     -    Management proposals to ratify a poison pill                                Case-by-Case

Fair Price Provisions

     -    Proposals to adopt fair price provisions                                    Case-by-Case

     -    Fair price provisions with shareholder vote requirements greater than          Against
          a majority of disinterested shares

Greenmail

     -    Proposals to adopt antigreenmail charter or by law amendments or                 For
          otherwise restrict a company's ability to make greenmail payments

     -    Antigreenmail proposals when they are bundled with other charter or         Case-by-Case
          by law amendments

Pale Greenmail                                                                        Case-by-Case

Unequal Voting Rights

     -    Dual-class exchange offers                                                     Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Dual-class recapitalizations                                                   Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

     -    Management proposals to require a supermajority shareholder to approve         Against
          charter and bylaw amendments

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal

Supermajority Shareholder Vote Requirement to Approve Mergers

     -    Management proposals to require a supermajority shareholder vote to            Against
          approve mergers and other significant business combinations

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for mergers and other significant business combinations

White Squire Replacements                                                                  For

Amendments to Corporate Documents

     -    Unless recommended by the Agent or Investment Professional as a                Against
          condition to a major transaction such as a merger, proposals seeking to remove shareholder approval requirements by:

          (1) moving article provisions to portions of the charter not requiring shareholder approval or
          (2) in corporate structures such as holding companies, removing provisions in an active subsidiary's charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

     -    Proposals for charter amendments that may support board entrenchment,          Against
          particularly if the proposal is bundled or the board is classified

     -    Proposals seeking charter or bylaw amendments to remove anti-takeover            For
          provisions

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
MISCELLANEOUS

Shareholder proposals to adopt confidential voting, use independent tabulators,            For
and use independent inspectors of election

Management proposals to adopt confidential voting                                          For

Open Access

     -    Shareholder proposals seeking open access to management's proxy             Case-by-Case
          material in order to nominate their own candidates to the board

Majority Voting Standard

     -    Management proposals seeking election of directors by the affirmative            For
          vote of the majority of votes cast in connection with a meeting of shareholders

     -    Shareholder proposals seeking adoption of the majority voting standard         Against

     -    Proposals seeking adoption of the majority voting standard for issuers      Case-by-Case
          with a history of board malfeasance

Bundled or "Conditioned" Proxy Proposals                                              Case-by-Case

Shareholder Advisory Committees                                                       Case-by-Case

Management proposals for Other Business, in connection with proxies of U.S.                For
issuers, except in connection with a proxy contest in which a Fund is not voting in support of management

Proposals to lower quorum requirements for shareholder meetings below a majority      Case-by-Case
of the shares outstanding

CAPITAL STRUCTURE

Common Stock Authorization

     -    Proposals to increase the number of shares of common stock, taking          Case-by-Case
          into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest. Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (E.G., rationale and prudent historical usage), will generally be utilized in

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          evaluating such proposals.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards. Consider on a CASE-BY-CASE basis those requests failing the Agent's review for proposals in connection with which a contrary recommendation from the Investment
               Professional(s) has been received and is to be utilized.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a
               CASE-BY-CASE basis if a contrary recommendation from the
               Investment Professional(s) has been received and is to be
               utilized.

          -    Proposals to authorize capital increases exceeding the Agent's              For
               thresholds when a company's shares are in danger of being
               delisted or if a company's ability to continue to operate as a going concern is uncertain.

     -    Proposals to increase the number of authorized shares of the class of          Against
          stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s)
          is a condition of such favorable proposal(s)

     -    Shareholder proposals to eliminate dual class capital structures with            For
          unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s)

Stock Distributions: Splits and Dividends

     -    Management proposals to increase common share authorization for a                For
          stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a
          CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the
          Investment Professional(s) has been received and is to be utilized

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Reverse Stock Splits

     -    Management proposals to implement a reverse stock split when the                 For
          number of shares authorized for issue is proportionately reduced

     -    Proposals to implement a reverse stock split that do not                    Case-by-Case
          proportionately reduce the number of shares of authorized for issue

Preferred Stock

     -    Proposals authorizing the issuance of preferred stock or creation of           Against
          new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock) ), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or create blank check preferred stock in cases                For
          where the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment
          Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or authorize preferred stock in cases where the               For
          company specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

     -    Proposals to increase the number of blank check preferred shares after      Case-by-Case
          analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other than           For
those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                               For

Shareholder Proposals that Seek Preemptive Rights or Management Proposals that        Case-by-Case
Seek to Eliminate Them

Debt Restructuring                                                                    Case-by-Case

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Share Repurchase Programs                                                                  For

Management Proposals to Cancel Repurchased Shares                                          For

Tracking Stock                                                                        Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee benefit plans, unless otherwise       Case-by-Case
provided for herein, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

     - Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

     -    Proposals seeking approval of plans for which the Agent suggests cost       Case-by-Case
          assessment may not be possible due to the issuer's method of disclosing shares allocated to the plan(s)

     -    Proposals for plans with costs within the cap if the considerations              For
          raised by the Agent pertain solely to equity compensation burn rate or pay for performance

     -    Proposals for plans administered by potential grant recipients                 Against

     -    Proposals for plans for which the Agent raises other considerations         Case-by-Case
          not otherwise provided for herein

Restricted Stock Plans

     -    Proposals for restricted stock plans, or the issuance of shares in          Case-by-Case
          connection with such plans, considering factors such as level of disclosure and adequacy of vesting or performance requirements.
          Proposals for plans that do not meet the Agent's criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

Management Proposals Seeking Approval to Reprice/Replace Options, considering         Case-by-Case
rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms

     -    Proposals that meet the Agent's criteria for acceptable                          For
          repricing/replacement transactions, except that burn rate
          considerations raised by the Agent shall not be grounds for

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          withholding support

     -    Management proposals seeking approval of compensation plans that:              Against

          (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval,
          (2) include provisions that permit repricing/replacement transactions that do not meet the Agent's criteria (except regarding burn rate as noted above), or
          (3) give the board sole discretion to approve option repricing/replacement programs

Director Compensation, with voting decisions generally based on the Agent's           Case-by-Case
quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent's threshold. DO
NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans                                                         Case-by-Case

OBRA-Related Compensation Proposals

     -    Amendments that Place a Cap on Annual Grants or Amend Administrative             For
          Features

     -    Amendments to Add Performance-Based Goals                                        For

     -    Amendments to Increase Shares and Retain Tax Deductions Under OBRA          Case-by-Case

     -    Approval of Cash or Cash-and-Stock Bonus Plan                                    For

Shareholder Proposals Regarding Executive and Director Pay

     -    Proposals that seek disclosure beyond regulatory requirements of the           Against
          remuneration of individuals other than senior executives and directors or proposals seeking such disclosure if providing it would be out of step with market practice and potentially disruptive to the business

     -    Proposals that seek to impose new compensation structures or policies,         Against
          including "claw back" recoupments, unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Golden and Tin Parachutes

     -    Shareholder proposals to have golden and tin parachutes submitted for            For
          shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements

     -    Shareholder proposals to submit executive severance agreements that do         Against
          not specify change-in-control events, Supplemental Executive
          Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange

     -    All proposals to ratify or cancel golden or tin parachutes                  Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                     For

401(k) Employee Benefit Plans                                                              For

Shareholder proposals to expense stock options, unless company has already                 For
publicly committed to expensing options by a specific date

Shareholder proposals requiring mandatory periods for officers and directors to          Against
hold company stock

STATE OF INCORPORATION

Voting on State Takeover Statutes                                                     Case-by-Case

Voting on Reincorporation Proposals                                                   Case-by-Case

     -    Management reincorporation proposals upon which another key proposal,            For
          such as a merger transaction, is contingent if the other key proposal is also supported

     -    Shareholder reincorporation proposals not also supported by the                Against
          company

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions                                                              Case-by-Case

Corporate Restructuring, including demergers, minority squeezeouts, leveraged         Case-by-Case
buyouts, spinoffs, liquidations, dispositions, divestitures

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
and asset sales, with voting decisions generally based on the Agent's approach to evaluating such proposals

Appraisal Rights                                                                           For

Changing Corporate Name                                                                    For

Adjournment of Meeting

     -    Proposals to adjourn a meeting when the primary proposal is also voted           For
          FOR

MUTUAL FUND PROXIES

Election of Directors                                                                 Case-by-Case

Converting Closed-end Fund to Open-end Fund                                           Case-by-Case

Proxy Contests                                                                        Case-by-Case

Investment Advisory Agreements                                                        Case-by-Case

Approving New Classes or Series of Shares                                                  For

Preferred Stock Proposals                                                             Case-by-Case

1940 Act Policies                                                                     Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                      Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                             Case-by-Case

Name Rule Proposals                                                                   Case-by-Case

Disposition of Assets/Termination/Liquidation                                         Case-by-Case

Changes to the Charter Document                                                       Case-by-Case

Changing the Domicile of a Fund                                                       Case-by-Case

Change in Fund's Subclassification                                                    Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder                For
Approval

Distribution Agreements                                                               Case-by-Case

Master-Feeder Structure                                                                    For

Mergers                                                                               Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                        Against

Reimburse Shareholder for Expenses Incurred                                           Case-by-Case

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Terminate the Investment Advisor                                                      Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of factors may go into        Case-by-Case
each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.
Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Shareholder proposals seeking to dictate corporate conduct, apply existing law,          Against
duplicate policies already substantially in place and/or addressed by the issuer or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or
activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein.

     - Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

          -    consumer and public safety
          -    environment and energy
          -    labor standards and human rights
          -    military business and political concerns
          -    workplace diversity and non-discrimination
          -    sustainability
          -    social issues
          -    vendor activities
          -    economic risk, or
          -    matters of science and engineering Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting against such proposal            Against
because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate, unless otherwise provided for herein. For purposes of these global Guidelines, "AGAINST" shall mean withholding of support for a proposal, resulting in submission of a vote of
AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

Proposals for which the Agent recommends support of practices described herein        Case-by-Case
as associated with a firm AGAINST vote:

     (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or
     (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals

Routine Management Proposals                                                               For

     -    The opening of the shareholder meeting                                           For

     -    That the meeting has been convened under local regulatory requirements           For

     -    The presence of quorum                                                           For

     -    The agenda for the shareholder meeting                                           For

     -    The election of the chair of the meeting                                         For

     -    The appointment of shareholders to co-sign the minutes of the meeting            For

     -    Regulatory filings (E.G., to effect approved share issuances)                    For

     -    The designation of inspector or shareholder representative(s) of                 For
          minutes of meeting

     -    The designation of two shareholders to approve and sign minutes of               For
          meeting

     -    The allowance of questions                                                       For

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    The publication of minutes                                                       For

     -    The closing of the shareholder meeting                                           For

     -    Other similar routine management proposals                                       For

Discharge of Management/Supervisory Board Members

     -    Management proposals seeking the discharge of management and                     For
          supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders

Director Elections

     -    Votes on director nominees in contested elections, or in uncontested        Case-by-Case
          elections not subject to policies described herein. Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
          Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's
          corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure.

     -    For issuers domiciled in Canada, Finland, France, Ireland, the                 Against
          Netherlands, Sweden or tax haven markets, non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee

     -    For issuers in all markets, including those in tax haven markets and           Against
          those in Japan that have adopted the U.S.-style board-with-committees structure, non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, the slate.

     -    In tax haven markets, non-independent directors in cases in which the        Do Not Vote
          full board serves as the compensation committee, or the company does           Against
          not have a compensation committee

     -    Non-independent directors who sit on the compensation or nominating          Do Not Vote
          committees, provided that such committees meet the applicable                  Against
          independence requirements of the relevant listing exchange

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    In cases in which committee membership is unclear, non-independent          Case-by-Case
          director nominees if no other issues have been raised in connection with his/her nomination

     -    Individuals nominated as outside/non-executive directors who do not            Against
          meet the Agent's standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis

     -    For issuers in Canada and tax haven markets, votes on bundled slates           Against
          of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent's standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

     -    Nominees or slates of nominees presented in a manner not aligned with          Against
          market practice and/or legislation, including:

          -    Bundled slates of nominees in (Hong Kong or France);

          -    Simultaneous reappointment of retiring directors (South Africa);

          - In markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

          -    Nominees whose names are not disclosed in advance of the meeting
               (Hong Kong or South Africa)

     -    Nominees for which the Agent has raised concerns regarding scandals or      Case-by-Case
          internal controls

     - For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees' attendance records are adequately disclosed, the Funds' U.S.
          Guidelines with respect to director attendance shall apply.

     - For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds' U.S. Guidelines with respect to director elections shall apply.

Board Structure

     -    Proposals to fix board size, but also support proposals seeking a                For
          board range if the range is reasonable in the context of market practice and anti-takeover considerations

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Independent Statutory Auditors

     -    With respect to Japanese companies that have not adopted the                   Against
          U.S.-style board-with-committees structure, any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote against all nominees.

     -    Incumbent nominees at companies implicated in scandals or exhibiting           Against
          poor internal controls

Nominating Committee

     -    Proposals that permit non-board members to serve on the nominating             Against
          committee

Director Remuneration                                                                 Case-by-Case

     -    Proposals to approve the remuneration of directors as long as the                For
          amount is not excessive and there is no evidence of abuse

Retirement Bonuses

With respect to Japanese companies:

     -    Proposals if all payments are for directors and auditors who have                For
          served as executives of the company

     -    Proposals if one or more payments are for non-executive, affiliated            Against
          directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served

     -    If Agent raises scandal or internal control considerations, bonus              Against
          proposals only for nominees whom a Fund is also voting AGAINST for that reason

Stock Option Plans for Independent Internal Statutory Auditors

     -    With respect to Japanese companies, proposals regarding option grants          Against
          to independent internal statutory auditors, following the Agent's guidelines

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Equity Compensation Plans

     -    Votes with respect to compensation plans, unless otherwise provided         Case-by-Case
          for herein, with voting decisions generally based on the Agent's approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company's share plans and analysis of plan features

Shares Reserved for Equity Compensation Plans

     - Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's methodology, including classification of a company's stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

     -    Equity compensation plans (E.G., option, warrant, restricted stock or          Against
          employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:

     -    Exceed Agent's recommended dilution limits;

     - Provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (E.G., Japan);

     -    Are administered by potential grant recipients;

     - Permit financial assistance in the form of interest-free, non-recourse loans in connection with executive's participation;

     - For restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent's criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

     - Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent's approach to evaluating such plans;

     - Provide for terms or participation that is markedly out of line with market practice

     -    Provide for retesting in connection with achievement of

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          performance hurdles unless the Agent's analysis indicates that:

          (1) Performance targets are adequately increased in proportion to the additional time available,
          (2) The amount of compensation subject to retesting is de minimis as a percentage of overall compensation or relative to market practice, or
          (3) The issuer has committed to cease retesting within a reasonable period of time.

     -    Such plans or the related issuance of shares that

          (1)  Do not suffer from the defects noted above or                               For
          (2)  Otherwise meet the Agent's tests if the considerations raised by the Agent pertain solely to performance hurdles or the company's rationale in support of the plan or its participants

     -    Proposals in connection with such plans or the related issuance of          Case-by-Case
          shares in other instances

Remuneration Reports

     -    Reports that include compensation plans permitting:

          (1)  Practices or features not supported under these Guidelines                Against
          (2)  Financial assistance or retesting under the conditions described above, or
          (3)  Provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual
               components are reasonably aligned with market practices on a going-forward basis (E.G., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report)

     -    Except as described above, votes on provisions Agent raises with            Case-by-Case
          concern regarding severance/termination payments, contract or notice periods, "leaver" status and vesting or performance criteria

Shareholder Proposals Regarding Executive and Director Pay

     - The Funds' U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

     -    Unless otherwise provided for herein, voting decisions shall generally           For
          be based on the Agent's practice to support general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without


                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          preemptive rights to a maximum of 20 percent of currently issued capital.

     -    Specific issuance requests, based on the proposed use and the               Case-by-Case
          company's rationale

     -    Proposals to issue shares (with or without preemptive rights), or to           Against
          grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval

Increases in Authorized Capital

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Nonspecific proposals to increase authorized capital up to 100 percent           For
          over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding

     -    Specific proposals to increase authorized capital, unless:                       For

         -    The specific purpose of the increase (such as a share-based                Against
              acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

         - The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

     -    Proposals to adopt unlimited capital authorizations                            Against

Preferred Stock

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Creation of a new class of preferred stock or issuances of preferred             For
          stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

     -    Creation/issuance of convertible preferred stock as long as the                  For
          maximum number of common shares that could be issued upon conversion meets the Agent's guidelines on equity issuance requests

     -    Creation of (1) a new class of preference shares that would                    Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid

Poison Pills/Protective Preference Shares

     -    Management proposals in connection with poison pills or anti-takeover          Against
          issuances that do not meet the Agent's standards, but generally not regarding director nominees or remuneration in connection with poison pill considerations raised by the Agent

Approval of Financial Statements and Director and Auditor Reports

     -    Management proposals seeking approval of financial accounts and                  For
          reports, unless there is concern about the company's financial accounts and reporting

Remuneration of Auditors

     -    Proposals to authorize the board to determine the remuneration of                For
          auditors, unless there is evidence of excessive compensation relative to the size and nature of the company

Indemnification of Auditors                                                              Against

Allocation of Income and Dividends

     -    Management proposals concerning allocation of income and the                     For
          distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent's recommendations AGAINST payouts deemed too low according to Agent's methodology

Stock (Scrip) Dividend Alternatives                                                        For

     -    Stock (scrip) dividend proposals that do not allow for a cash option           Against
          unless management demonstrates that the cash option is harmful to shareholder value

Debt Issuance Requests                                                                Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

     -    Debt issuances for companies when the gearing level is between zero              For
          and 100 percent

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals where the issuance of debt will result in the gearing level       Case-by-Case
          being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

     -    Adoption of financing plans if they are in the best economic interests           For
          of shareholders

Related Party Transactions                                                            Case-by-Case

     -    Approval of such transactions unless the agreement requests a                    For
          strategic move outside the company's charter or contains unfavorable terms

Approval of Donations

     -    Proposals for which adequate, prior disclosure of amounts is not               Against
          provided

Capitalization of Reserves

     -    Proposals to capitalize the company's reserves for bonus issues of               For
          shares or to increase the par value of shares

Amendments to Articles of Association                                                 Case-by-Case

     -    That are editorial in nature                                                     For

     -    Where shareholder rights are protected                                           For

     -    Where there is negligible or positive impact on shareholder value                For

     -    For which management provides adequate reasons for the amendments or             For
          the Agent otherwise supports management's position

     -    Which the company is required to do so by law (if applicable)                    For

     -    With respect to article amendments for Japanese companies:

          -    Management proposals to amend a company's articles to expand its            For
               business lines

          -    Management proposals to amend a company's articles to provide for           For
               an expansion or reduction in the size of the board, unless the expansion/ reduction is clearly disproportionate to the
               growth/decrease in the scale of the business or raises
               anti-takeover concerns

          -    If anti-takeover concerns exist, management proposals,                    Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
               including bundled proposals, to amend a company's articles to authorize the Board to vary the annual meeting record date

          -    Management proposals regarding amendments to authorize share              Against
               repurchases at the board's discretion, unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders'
               interest (generally following the Agent's guidelines)

Other Business

     -    Management proposals for Other Business in connection with global              Against
          proxies, voting in accordance with the Agent's market-specific recommendations

                              ING SERIES FUND, INC.
                                     PART C:
                                OTHER INFORMATION

Item 23. Exhibits

(a) (1) Articles of Amendment and Restatement dated February 21, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant's Form N-1A Registration Statement on July 24, 2002 and incorporated herein by reference.

     (2) Articles of Amendment dated February 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant's Form N-1A Registration Statement on July 24, 2002 and incorporated herein by reference.

     (3) Articles of Amendment dated September 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant's Form N-1A Registration Statement on September 30, 2003 and incorporated herein by reference.

     (4) Articles of Amendment dated October 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

     (5) Articles of Amendment effective February 17, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

     (6) Articles of Amendment effective March 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

     (7) Articles of Amendment effective August 14, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant's Form N-1A Registration Statement on July 21, 2005 and incorporated herein by reference.

     (8) Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant's Registration Statement filed on Form N-1A on February 25, 2005 and incorporated herein by reference.

     (9) Plan of Liquidation and Dissolution of Series with respect to ING Class Principal Protection Fund II - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant's Registration Statement filed on Form N-1A on February 25, 2005 and incorporated herein by reference.

     (10) Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund III - Filed as an Exhibit to Post-Effective Amendment

          No. 76 to the Registrant Registration Statement on Form N-1A on July 14, 2005 and incorporated herein by reference.

     (11) Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund IV - Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant's Registration Statement on Form N-1A on February 27, 2006 and incorporated herein by reference.

     (12) Articles of Amendment effective December 1, 2005 regarding name change of ING Index Plus Protection Fund - Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant's Registration Statement on Form N-1A on February 27, 2006 and incorporated herein by reference.

     (13) Articles Supplementary dated March 13, 2006 regarding ING 130/30 Large Cap Equity Fund (ING 130/30 Fundamental Research Fund) - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

     (14) Articles of Amendment effective April 28, 2006 regarding name change of ING Strategic Allocation Balanced Fund and ING Strategic Allocation Income Fund - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

     (15) Articles of Amendment effective March 30, 2006 regarding name change of ING 130/30 Large Cap Equity Fund to ING 130/30 Fundamental Research Fund - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

     (16) Plan of Liquidation and Dissolution of Series, effective April 3, 2006, for ING Classic Index Plus Fund - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

     (17) Articles of Amendment, dated June 13, 2006, regarding the dissolution of ING Classic Index Plus Fund - Filed as an Exhibit to Post-Effective Amendment No. 90 to the Registrant's Registration Statement on Form N-1A on July 28, 2006 and incorporated herein by reference.

     (18) Articles of Amendment, effective August 14, 2006, regarding name change of ING Equity Income Fund to ING Growth and Income Fund - Filed as an Exhibit to Post-Effective Amendment No. 91 to the Registrant's Registration Statement on Form N-1A on September 22, 2006 and incorporated herein by reference.

(b) Second Amended and Restated By-Laws - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(c) Form of Instruments Defining Rights of Holders (set forth in the Articles of Amendment and Restatement) - Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(d) (1) Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Form N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

          (i) Amended Schedule A, effective April 11, 2006 to the Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

     (2) Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

          (i) First Amendment to Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. effective July 29, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A on February 13, 2004 and incorporated herein by reference.

          (ii) Amended Schedule A, effective April 11, 2006, with respect to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

     (3) Sub-Advisory Agreement between ING Investments, LLC and BlackRock Advisors, LLC, on behalf of ING Global Science and Technology Fund, dated September 30, 2006 - Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant's Registration Statement on Form N-1A on October 31, 2006 and incorporated herein by reference.

     (4) Sub-Advisory Agreement between ING Investments, LLC and Wellington Management Company LLP on behalf of ING Equity Income Fund, dated March 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 64 to the

          Registrant's Form N-1A Registration Statement on March 2, 2004 and incorporated herein by reference.

          (i) Termination Letter to Wellington Management Company, LLP from ING Series Fund, Inc., dated June 14, 2006, regarding ING Equity Income Fund - Filed as an Exhibit to Post-Effective Amendment No. 90 to the Registrant's Registration Statement on Form N-1A on July 28, 2006 and incorporated herein by reference.

     (5) Interim Sub-Advisory Agreement, dated August 14, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Growth and Income Fund - Filed as an Exhibit to Post-Effective Amendment No. 91 to the Registrant's Registration Statement on Form N-1A on September 22, 2006 and incorporated herein by reference.

     (6) Amended and Restated Expense Limitation Agreement effective March 1, 2002 as restated August 1, 2003, and amended and restated April 1, 2005 between ING Investments, LLC and ING Series Fund, Inc., - Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant's Registration Statement filed on Form N-1A on July 14, 2005 and incorporated herein by reference.

          (i) Amended Schedule A, effective April 11, 2006 to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc., dated April 1, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e) (1) Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, LLC and Schedule A to the Underwriting Agreement, dated January 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A on February 13, 2004 and incorporated herein by reference.

          (i) Amended Schedule of Approvals, effective April 11, 2006, with respect to the Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, LLC, dated January 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

          (ii) Substitution Agreement with respect to the Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, LLC, dated October 8, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

     (2) Master Selling Dealer Agreement, effective November 29, 2000- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Form N-1A Registration Statement on December 15, 2000 and incorporated herein by reference.

(f) Directors' Deferred Compensation Plan - Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Form N-1A Registration Statement on January 16, 1998 and incorporated herein by reference.

(g) (1) Custody Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

          (i) Amended Exhibit A, effective June 19, 2006, with respect to the Custody Agreement with The Bank of New York dated January 6, 2003
               - Filed as an Exhibit to Post-Effective Amendment No. 90 to the Registrant's Registration Statement on Form N-1A on July 28, 2006 and incorporated herein by reference.

     (2) Foreign Custody Manager Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

          (i) Amended Exhibit A, effective June 19, 2006, with respect to the Foreign Custody Manager Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 90 to the Registrant's Registration Statement on Form N-1A on July 28, 2006 and incorporated herein by reference.

          (ii) Amended Schedule 2 with respect to the Foreign Custody Manager Agreement between ING Series Fund, Inc. and The Bank of New York
               (BNY), dated June 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A on February 13, 2004 and incorporated herein by reference.

     (3)  Securities Lending Agreement and Guaranty with The Bank of New York
          (BNY), dated August 7, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

          (i) Amended Exhibit A, effective June 19, 2006, with respect to the Securities Lending Agreement and Guaranty with The Bank of New York dated August 7, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 90 to the Registrant's Registration Statement on Form N-1A on July 28, 2006 and incorporated herein by reference.

(h) (1) Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc., dated April 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

          (i) Amended Schedule A with respect to the Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

     (2) Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc., dated May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

          (i) Amended Schedule A, effective April 11, 2006, with respect to the Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. dated May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

     (3) Fund Accounting Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

          (i) Amended Exhibit A, effective June 19, 2006, with respect to the Fund Accounting Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 90 to the Registrant's Registration Statement on Form N-1A on July 28, 2006 and incorporated herein by reference.

     (4) Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

          (i) Amended Schedule A with respect to the Allocation Agreement (Investment Company Blanket Bond) - Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant's Registration Statement on Form N-1A on February 27, 2006 and incorporated herein by reference.

     (5) Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York dated March 13, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

          (i) Amended Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York dated June 7, 2006 - To be filed by subsequent Post-Effective Amendment.

     (6) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Series Fund, Inc. and Aeltus Investment Management, Inc. dated January 30, 1998 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

          (i) First Amendment to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Series Fund, Inc. and Aeltus Investment Management, Inc. dated as of September 29, 2000
               - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

     (7) Agency Agreement between Aetna Series Fund, Inc. and DST Systems, Inc. dated July 7, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

          (i) Amended Exhibit A, effective April 11, 2006, with respect to the Agency Agreement between ING Series Fund, Inc. and DST Systems, Inc. dated July 7, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(i) (1) Opinion and consent of counsel with regard to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid, and non-assessable dated August 29, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 50 to the Registrant's Registration Statement filed on Form N-1A on August 29, 2001 and incorporated herein by reference.

     (2) Opinion and consent of counsel with regard to shares of Aetna Series Fund, Inc. as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid, and non-assessable dated September 27,

          2000 - Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2000 and incorporated herein by reference.

     (3) Opinion and consent of counsel with regard to as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid, and non-assessable dated February 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant's Registration Statement filed on Form N-1A on February 27, 2002 and incorporated herein by reference.

     (4) Opinion and consent of counsel with regard to Class R shares of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid, and non-assessable dated September 25, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant's Registration Statement filed on Form N-1A on September 30, 2003 and incorporated herein by reference.

     (5) Opinion and Consent of counsel regarding the legality of the securities being registered with regard to ING Balanced Fund Class O shares - Filed as an Exhibit to Post-Effective Amendment No 71 to the Registrant's Registration Statement filed on Form N-1A on August 18, 2004 and incorporated herein by reference.

     (6) Opinion and Consent of Goodwin Procter LLP regarding the legality of the securities being registered with regard to ING Classic Index Plus Fund - Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant's Registration Statement Filed on Form N1-A on November 30, 2005 and incorporated herein by reference.

     (7) Opinion and Consent of Goodwin Procter LLP regarding the legality of the securities being registered with regard to ING 130/30 Fundamental Research Fund - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

     (8) Opinion and consent of Goodwin Procter LLP regarding the legality of the securities being registered with regard to ING Aeltus Money Market Fund Class O shares - Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant's Registration Statement on Form N-1A on October 31, 2006 and incorporated herein by reference.

(j) (1) Consent of Goodwin Procter, LLP - To be filed by subsequent Post-Effective Amendment.

     (2)  Consent of KPMG LLP - To be filed by subsequent Post-Effective
          Amendment.

(k)       Not applicable.

(l)       Not applicable.

(m)  (1)  Amended and Restated Distribution and Shareholder Services Plan (Class
          A) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

          (i) Amended Schedule 1, effective April 11, 2006, with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class A) - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

     (2)  Amended and Restated Distribution and Shareholder Services Plan (Class
          B) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

          (i) Amended Schedule 1, effective April 11, 2006, with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class B) - Filed as and Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

     (3)  Amended and Restated Distribution and Shareholder Services Plan (Class
          C) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

          (i) Amended Schedule 1, effective April 11, 2006, with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class C) - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

          (ii) Amended Schedule 2 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class C) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

     (4) Amended and Restated Distribution and Shareholder Services Plan (Brokerage Cash Reserves) effective March 1, 2002 - Filed as an Exhibit to Post-Effective

          Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

     (5) Amended and Restated Shareholder Services Plan (Class O) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

          (i) Amended Schedule 1 with respect to the Amended and Restated Shareholder Services Plan (Class O) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

          (ii) Waiver of Fee Payable under the Amended and Restated Shareholder Services Plan for Class O Shares of ING Aeltus Money Market Fund
               - Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant's Registration Statement on Form N-1A on October 31, 2006 and incorporated herein by reference.

     (6) Shareholder Service and Distribution Plan for Class R Shares approved June 25, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(n) (1) Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund, Inc. approved June 25, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant's Form N-1A Registration Statement on September 30, 2003 and incorporated herein by reference.

          (i) Amended Schedule A, effective April 11, 2006, to the Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

          (ii) Amended Schedule B, effective April 11, 2006, to the Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(o)       Not applicable.

(p) (1) ING Funds and Advisers Code of Ethics effective June 1, 2004 as amended on

          October 1, 2004 and February 1, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant's Registration Statement filed on Form N-1A on February 25, 2005 and incorporated herein by reference.

     (2) IIM Americas Code of Ethics dated February 2005 - Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant's Form N-1A Registration Statement on July 21, 2005 and incorporated herein by reference.

     (3) BlackRock Advisor's Inc. Code of Ethics - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     ING Series Fund, Inc. is a Maryland corporation for which separate financial statements are filed. As of February [ ], 2007 ING National Trust (the "Trust") and ING Life Insurance and Annuity Company ("ILIAC") had the following interest in the series of the ING Series Fund, Inc., through direct ownership or through one of the Trust's separate accounts:

                                                              PERCENTAGE
FUND                                       ADDRESS   CLASS     OF CLASS
----                                       -------   -----    ----------
ING Global Science and Technology Fund
ING International Equity Fund
(formerly ING International Growth Fund)

     ING National Trust and ING Life Insurance and Annuity Company are wholly-owned subsidiaries of ING Groep, N.V.

     A list of persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 to Post-Effective Amendment No. 18 to Registration Statement on Form N-4 (File No. 33-81216), as filed on April 9, 2001 and incorporated herein by reference.

ITEM 25. INDEMNIFICATION

     Article 12, Section (d) of the Registrant's form of Articles of Amendment and Restatement, incorporated herein by reference to Exhibit (a) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed herein, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2007.

     Section XI.B of the Administrative Agreement, incorporated herein by reference to Exhibit (h.1) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), provides for indemnification of the Administrator.

     Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF ADVISER

     Information as to the directors and officers of ING Investments, LLC (formerly, ING Pilgrim Investments, LLC), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as a investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

     Information as to the directors and officers of ING Investment Management Co., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of ING Investment Management Co. in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-9046) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

     Information as to the directors and officers of BlackRock Advisors, Inc. together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of BlackRock Advisors, Inc. in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-47710) filed under the Investment Adviser's Act of 1940, as amended, and is incorporated by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

     (a) ING Funds Distributor, LLC is the principal underwriter for ING Mutual Funds; ING Mayflower Trust; ING Funds Trust; ING Equity Trust; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Senior Income Fund; ING Series Fund, Inc.; ING Variable Products Trust; ING VP Natural Resources Trust; ING Variable Insurance Trust; ING VP Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Strategic Allocation Portfolios, Inc. and ING GET Fund.

     (b) Information as to the directors and officers of the Distributor, ING Funds Distributor, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference thereto.

     (c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) ING Series Fund, Inc., (b) the Investment Adviser, (c) the Distributor, (d) the Custodians, (e) the Transfer Agent, and (f) the Sub-Advisers. The address of each is as follows:

(a)  ING Series Fund, Inc.
     7337 East Doubletree Ranch Road
     Scottsdale, Arizona 85258

(b)  ING Investments, LLC
     7337 East Doubletree Ranch Road
     Scottsdale, Arizona 85258

(c)  ING Funds Distributor, LLC
     7337 East Doubletree Ranch Road
     Scottsdale, Arizona 85258

(d)  The Bank of New York
     100 Church Street
     New York, New York 10286

(e)  DST Systems, Inc.
     P.O. Box 419386
     Kansas City, Missouri 64141

(f)  ING Investment Management Co.
     10 State House Square
     Hartford, Connecticut 06103-3602

(g)  BlackRock Advisors, LLC
     40 East 52nd Street
     New York, N.Y. 10022

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Amendment No. 93 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 15th day of December, 2006.

                                        ING SERIES FUND, INC.


                                        By: /s/ Theresa K. Kelety
                                            ------------------------------------
                                            Theresa K. Kelety
                                            Secretary

     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       SIGNATURE                           TITLE                      DATE
       ---------                           -----                      ----


                                   President and Chief         December 15, 2006
                                   Executive Officer
--------------------------------
       Shaun P. Mathews*


                                   Senior Vice President and   December 15, 2006
                                   Chief/Principal Financial
                                   Officer
--------------------------------
           Todd Modic*


                                   Director                    December 15, 2006
--------------------------------
    Albert E. DePrince, Jr.*


                                   Director                    December 15, 2006
--------------------------------
       Maria T. Fighetti*

                                   Director                    December 15, 2006
--------------------------------
          Sidney Koch*


                                   Director                    December 15, 2006
--------------------------------
       Corine T. Norgaard*


                                   Director                    December 15, 2006
--------------------------------
        Joseph Obermeyer*


                                   Director                    December 15, 2006
--------------------------------
        Edward T. O'Dell*


* By: /s/ Theresa K. Kelety
      --------------------------
      Theresa K. Kelety
      Attorney-in-Fact**

**   Powers of attorney for Shaun P. Mathews, Todd Modic and each
     Director are attached hereto.

                                POWER OF ATTORNEY

     I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                           SECURITIES    INVESTMENT
                                               ACT OF       COMPANY
               REGISTRANT                        1933   ACT OF 1940

ING VP Balanced Portfolio, Inc               33-27247      811-5773
ING Strategic Allocation Portfolios, Inc     33-88334      811-8934
ING Series Fund, Inc                         33-41694      811-6352
ING Variable Portfolios, Inc                333-05173      811-7651
ING GET Fund                                 33-12723      811-5062
ING VP Intermediate Bond Portfolio            2-47232      811-2361
ING VP Money Market Portfolio                 2-53038      811-2565
ING Variable Funds                            2-51739      811-2514

     I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 12, 2006.


                                           /s/ Albert E. DePrince, Jr.
                                           -------------------------------------
                                           Albert E. DePrince, Jr.,
                                           Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                           SECURITIES    INVESTMENT
                                               ACT OF       COMPANY
               REGISTRANT                        1933   ACT OF 1940

ING VP Balanced Portfolio, Inc               33-27247      811-5773
ING Strategic Allocation Portfolios, Inc     33-88334      811-8934
ING Series Fund, Inc                         33-41694      811-6352
ING Variable Portfolios, Inc                333-05173      811-7651
ING GET Fund                                 33-12723      811-5062
ING VP Intermediate Bond Portfolio            2-47232      811-2361
ING VP Money Market Portfolio                 2-53038      811-2565
ING Variable Funds                            2-51739      811-2514

     I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 12, 2006.


                                           /s/ Coreine T. Norgaard
                                           -------------------------------------
                                           Corine T. Norgaard, Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                           SECURITIES    INVESTMENT
                                               ACT OF       COMPANY
               REGISTRANT                        1933   ACT OF 1940

ING VP Balanced Portfolio, Inc               33-27247      811-5773
ING Strategic Allocation Portfolios, Inc     33-88334      811-8934
ING Series Fund, Inc                         33-41694      811-6352
ING Variable Portfolios, Inc                333-05173      811-7651
ING GET Fund                                 33-12723      811-5062
ING VP Intermediate Bond Portfolio            2-47232      811-2361
ING VP Money Market Portfolio                 2-53038      811-2565
ING Variable Funds                            2-51739      811-2514

     I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 12, 2006.


                                           /s/ Edward T. O'Dell
                                           -------------------------------------
                                           Edward T. O'Dell, Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

                                           SECURITIES    INVESTMENT
                                               ACT OF       COMPANY
               REGISTRANT                        1933   ACT OF 1940

ING VP Balanced Portfolio, Inc               33-27247      811-5773
ING Strategic Allocation Portfolios, Inc     33-88334      811-8934
ING Series Fund, Inc                         33-41694      811-6352
ING Variable Portfolios, Inc                333-05173      811-7651
ING GET Fund                                 33-12723      811-5062
ING VP Intermediate Bond Portfolio            2-47232      811-2361
ING VP Money Market Portfolio                 2-53038      811-2565
ING Variable Funds                            2-51739      811-2514

     I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 12, 2006.


                                           /s/ Shaun P. Mathews
                                           -------------------------------------
                                           Shaun P. Mathews
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

     I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                           SECURITIES    INVESTMENT
                                               ACT OF       COMPANY
               REGISTRANT                        1933   ACT OF 1940

ING VP Balanced Portfolio, Inc               33-27247      811-5773
ING Strategic Allocation Portfolios, Inc     33-88334      811-8934
ING Series Fund, Inc                         33-41694      811-6352
ING Variable Portfolios, Inc                333-05173      811-7651
ING GET Fund                                 33-12723      811-5062
ING VP Intermediate Bond Portfolio            2-47232      811-2361
ING VP Money Market Portfolio                 2-53038      811-2565
ING Variable Funds                            2-51739      811-2514

     I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 12, 2006.


                                           /s/ Joseph E. Obermeyer
                                           -------------------------------------
                                           Joseph E. Obermeyer,
                                           Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                           SECURITIES    INVESTMENT
                                               ACT OF       COMPANY
            REGISTRANT                           1933   ACT OF 1940

ING VP Balanced Portfolio, Inc               33-27247      811-5773
ING Strategic Allocation Portfolios, Inc     33-88334      811-8934
ING Series Fund, Inc                         33-41694      811-6352
ING Variable Portfolios, Inc                333-05173      811-7651
ING GET Fund                                 33-12723      811-5062
ING VP Intermediate Bond Portfolio            2-47232      811-2361
ING VP Money Market Portfolio                 2-53038      811-2565
ING Variable Funds                            2-51739      811-2514

     I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 12, 2006.


                                           /s/ Maria T. Fighetti
                                           -------------------------------------
                                           Maria T. Fighetti,
                                           Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned Lead Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                           SECURITIES    INVESTMENT
                                               ACT OF       COMPANY
               REGISTRANT                        1933   ACT OF 1940

ING VP Balanced Portfolio, Inc               33-27247      811-5773
ING Strategic Allocation Portfolios, Inc     33-88334      811-8934
ING Series Fund, Inc                         33-41694      811-6352
ING Variable Portfolios, Inc                333-05173      811-7651
ING GET Fund                                 33-12723      811-5062
ING VP Intermediate Bond Portfolio            2-47232      811-2361
ING VP Money Market Portfolio                 2-53038      811-2565
ING Variable Funds                            2-51739      811-2514

     I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 12, 2006.


                                           /s/ Sydney Koch
                                           -------------------------------------
                                           Sidney Koch,
                                           Lead Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety and Shaun P. Mathews, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                           SECURITIES    INVESTMENT
                                               ACT OF       COMPANY
               REGISTRANT                        1933   ACT OF 1940

ING VP Balanced Portfolio, Inc               33-27247      811-5773
ING Strategic Allocation Portfolios, Inc     33-88334      811-8934
ING Series Fund, Inc                         33-41694      811-6352
ING Variable Portfolios, Inc                333-05173      811-7651
ING GET Fund                                 33-12723      811-5062
ING VP Intermediate Bond Portfolio            2-47232      811-2361
ING VP Money Market Portfolio                 2-53038      811-2565
ING Variable Funds                            2-51739      811-2514

     I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 12, 2006.


                                           /s/ Todd Modic
                                           -------------------------------------
                                           Todd Modic
                                           Senior Vice President,
                                           Chief/Principal
                                           Financial Officer and Assistant
                                           Secretary

                                  EXHIBIT INDEX

EXHIBIT NUMBER   NAME OF EXHIBIT
--------------   ---------------
                 None


                                       17